As filed with the Securities and Exchange Commission on January 3, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03802

NEUBERGER BERMAN INCOME FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York  10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: October 31, 2012

Date of reporting period: October 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman
Income Funds

Investor Class Shares	Class A Shares
Trust Class Shares	Class C Shares
Institutional Class Shares	Class R3 Shares

Core Bond Fund	Municipal Intermediate Bond Fund
Floating Rate Income Fund	Short Duration Bond Fund
High Income Bond Fund	Short Duration High Income Fund
Strategic Income Fund

Annual Report

October 31, 2012

Contents
THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Core Bond Fund	2
Floating Rate Income Fund	5
High Income Bond Fund	9
Municipal Intermediate Bond Fund	12
Short Duration Bond Fund	15
Short Duration High Income Fund	18
Strategic Income Fund	21
FUND EXPENSE INFORMATION	28
SCHEDULE OF INVESTMENTS
Core Bond Fund	30
Floating Rate Income Fund	36
High Income Bond Fund	43
Municipal Intermediate Bond Fund	53
Short Duration Bond Fund	59
Short Duration High Income Fund	63
Strategic Income Fund	69
FINANCIAL STATEMENTS	102

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
Core Bond Fund	126
Floating Rate Income Fund	128
High Income Bond Fund	128
Municipal Intermediate Bond Fund	130
Short Duration Bond Fund	132
Short Duration High Income Fund	132
Strategic Income Fund	134
Reports of Independent Registered Public Accounting Firms	138
Directory	140
Trustees and Officers	141
Proxy Voting Policies and Procedures	149
Quarterly Portfolio Schedule	149
Notice to Shareholders	149
Board Consideration of the Management and Sub-Advisory Agreements	150

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2012 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds. This report includes the new Neuberger Berman Short Duration High Income Fund, which was launched on September 28, 2012.

Co-managed by Ann Benjamin, Thomas O'Reilly and Russ Covode, Neuberger Berman Short Duration High Income Fund largely invests in lower-quality, short-term fixed income securities and seeks to provide a high level of current income consistent with capital preservation. We believe the Fund demonstrates our continued interest in providing relevant strategies to our clients to help them achieve their long-term financial objectives.

Turning our attention to the fixed income market, while there were several periods of heightened risk aversion, investors who took on greater risk were generally rewarded over the 12 months ended October 31, 2012. Several global macro issues consumed the markets at times during the period. These included signs of weakening global growth, the European sovereign debt crisis and uncertainties surrounding the contentious November elections. Against this backdrop, on several occasions investors flocked to the safety of U.S. Treasury securities, driving their yields down to historical lows. Yet, these flights to quality were often quickly replaced with renewed risk appetite as investors sought out opportunities to generate higher yields amid the low interest rate environment.

During the reporting period as a whole, there was solid demand for non-Treasuries, especially the lower-rated, higher-yielding fixed income sectors, which generated the best returns. This backdrop was advantageous for many of our Fixed Income Funds, as they benefited from having overweights to non-Treasuries relative to their benchmarks.

Looking ahead, there are a number of unresolved issues facing investors. Perhaps first and foremost is the U.S. fiscal cliff and its potential impact on the economy. The ongoing European sovereign debt crisis and questions whether China can orchestrate a soft landing for its economy could also impact investor sentiment. Given these and other macro uncertainties, we think periods of elevated market volatility are likely. At the same time, we anticipate the Federal Reserve's vow to keep short-term interest rates in a historically low range until at least mid-2015 could lead to overall solid demand for non-Treasuries. We also think that overall demand for tax-free bonds will remain strong given their relatively attractive yields.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Core Bond Fund Commentary (Unaudited)

Neuberger Berman Core Bond Fund Institutional Class generated a 7.16% total return for the 12 months ended October 31, 2012 and outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 5.25% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Shifting investor sentiment due to mixed economic data, the European sovereign debt crisis and uncertainties regarding future central bank policy resulted in occasions of increased market volatility during the reporting period. However, it appears that investors who took on greater risk were generally rewarded.

During the reporting period there were several setbacks in the non-Treasury market, however these proved to be only temporary in nature as demand was strong from investors looking to generate incremental yield. Also supporting non-Treasuries were actions taken by the Federal Reserve ("Fed") to stimulate the economy. Most prominent was the Fed's third round of quantitative easing ("QE3") that was initiated in September. The Fed's policy entails the open-ended purchase of agency mortgage-backed securities and an extension to keep the federal funds rate at a historically low level until at least mid-2015.

The Fund was rewarded for its overweight to non-Treasuries, as they outperformed equal-duration Treasuries during the period. In particular, an overweight to commercial mortgage-backed securities ("CMBS") benefited performance as their spreads (the difference in yield between Treasuries and other bond sectors) narrowed during the reporting period given generally robust investor demand. The Fund's investment grade corporate bonds also contributed to results. Within the sector, our medium- and lower-rated industrial bond exposure produced the strongest returns. An allocation to agency mortgage-backed securities ("MBS") was a positive for performance, as was our allocation to Treasury Inflation Protected Securities ("TIPS") given expectations for rising inflation tied to QE3. The Fund used short and long Treasury futures during the reporting period to assist in managing its duration positioning, which slightly detracted from results.

Several adjustments were made to the portfolio during the reporting period. In the last three months of the period we upgraded the quality of the investment grade corporate bond portion of the portfolio by reducing our exposures in banking, energy and chemicals. In contrast, we increased the Fund's allocation to less cyclical and more stable sectors such as cable/media, food and beverage, and tobacco. Elsewhere in the portfolio, during the reporting period we reduced our weighting in agency MBS given the strong performance at the end of the fiscal year, primarily due to QE3, and we increased our exposure to U.S. Treasuries.

Data released in recent months appear to us to be consistent with our forecast that the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. We also feel that core inflation will remain fairly well contained and allow the Fed to continue pursuing its highly accommodative monetary policy. In our view, the Fed's actions seem likely to drive investors to riskier assets in an attempt to boost their returns in the ultra-low interest rate environment. That being said, we anticipate seeing periods of volatility given the continuation of several unresolved global macro issues, as well as the uncertainties associated with post-November election policy and the fiscal cliff. However, we feel it remains prudent to maintain our broader overweight to the spread sectors as we believe it is the appropriate strategy for long-term investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON AND BRADLEY C. TANK
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

Core Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	0.3%
Corporate Debt Securities	24.6
Mortgage-Backed Securities	46.1
U.S. Treasury Securities	43.7
Short-Term Investments	8.5
Liabilities, less cash, receivables and other assets	(23.2)
Total	100.0%

PERFORMANCE HIGHLIGHTS2
	Inception Date	Average Annual Total Return Ended 10/31/2012
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class3	02/01/1997	6.74%	6.85%	5.36%	5.78%
Institutional Class3	10/01/1995	7.16%	7.30%	5.80%	6.18%
Class A4	12/20/2007	6.75%	6.82%	5.56%	6.04%
Class C4	12/20/2007	5.95%	6.06%	5.19%	5.82%
With Sales Charge
Class A4		2.20%	5.90%	5.11%	5.77%
Class C4		4.95%	6.06%	5.19%	5.82%
Index
Barclays U.S. Aggregate Bond Index1,14		5.25%	6.38%	5.39%	6.26%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2012, the 30-day SEC yields were 1.38%, 1.78%, 1.32% and 0.63% for Investor Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.28%, 1.71%, 1.12% and 0.48% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Floating Rate Income Fund Commentary (Unaudited)

Neuberger Berman Floating Rate Income Fund Institutional Class generated an 8.73% total return for the 12 months ended October 31, 2012 and outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which provided an 8.48% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The floating rate bank loan market generated strong results during the reporting period. Supporting the market were generally positive fundamentals, as corporate earnings were typically solid and balance sheets were often flush with cash. Sentiment for the floating rate bank loan market was also boosted by relatively low defaults. Against this backdrop, demand was mostly strong as investors looked to generate yield in what appears to be an extended period of extremely low interest rates. The new issuance market was robust during the reporting period, with the vast majority of issuance being the refinancing of existing loans to extend maturities and to take advantage of attractive rates. For the 12 months ended October 31, 2012, B-rated securities in the index gained 10.12%, whereas BB-rated and CCC-rated securities returned 6.60% and 9.93%, respectively.

The Fund continued to allocate a portion of its assets to non-floating rate securities. We have the flexibility to allocate up to 20% of the portfolio in these securities, usually fixed-rate senior secured bonds, as they can help the Fund generate incremental yield. The Fund's non-floating rate allocation fell from roughly 9% to 5% during the reporting period. We pared this allocation as floating rate loan yields became increasingly attractive on a relative basis.

We actively participated in the new issuance market by emphasizing securities in the primary rather than the secondary bank loan market due to the former's higher current yields. We also felt securities in the new issue market provided better opportunities on a risk-adjusted basis, as we identified loans to issuers that had appropriate capital structures and that had good operating momentum and relatively low leverage.

The Fund maintained its overweight to B-rated securities and underweight to BB-rated issues during the reporting period. We felt this was appropriate given what we perceived to be attractive valuations in the B-rated portion of the floating rate bank loan market. This positioning was beneficial to results as B-rated securities outperformed the index, while BB-rated securities lagged the index. While having an underweight to CCC-rated securities was not rewarded given their strong results, this was more than offset by strong security selection of CCC-rated securities.

From a sector perspective, security selection in utilities, health care and equipment leasing was the largest contributor to performance. In contrast, security selection in publishing and oil and gas detracted the most from results during the reporting period.

We continue to have a positive outlook for the floating rate bank loan market. In our view, fundamentals remain strong, as corporate balance sheets are typically flush with cash and the overall corporate earnings environment is positive. Furthermore, the default rate among the securities in the index has been well below its long term annual average of 4% and we believe this trend will continue in 2013. We also feel that the technical backdrop is supportive for the floating rate bank loan market. In our view, the Fed's actions seem likely to continue driving investors to riskier assets in an attempt to boost their returns in the ultra-low interest rate environment. That being said, there could be periods of volatility given the continuation of several unresolved global macro issues, as well as the uncertainties associated with the fiscal cliff. In addition, given significant appreciation in the floating rate bank loan market, it's our belief that the vast majority of performance in 2013 will be driven by coupon payments.

Sincerely,

STEPHEN J. CASEY, ANN H. BENJAMIN, THOMAS P. O'REILLY AND JOSEPH P. LYNCH
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	17.1%
One to less than Five Years	27.1
Five to less than Ten Years	55.2
Ten Years or Greater	0.6
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 10/31/2012
		1 Year	Life of Fund
At NAV
Institutional Class5	12/30/2009	8.73%	6.36%
Class A	12/29/2009	8.33%	5.94%
Class C5	12/30/2009	7.51%	5.22%
With Sales Charge
Class A		3.72%	4.35%
Class C5		6.51%	5.22%
Index
S&P/LSTA Leveraged Loan Index1,14		8.48%	7.15%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2012, the 30-day SEC yields were 4.93%, 4.37% and 3.79% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.70%, 4.12% and 3.54% for Institutional Class, Class A and Class C shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)

Neuberger Berman High Income Bond Fund Investor Class generated a 12.17% total return for the 12 months ended October 31, 2012 but lagged its benchmark, the BofA Merrill Lynch U.S. High Yield Master II Constrained Index, which provided a 13.15% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The high yield market posted a strong return during the reporting period. Supporting the market were generally positive fundamentals as corporate earnings were typically solid and balance sheets were often flush with cash. Sentiment for the high yield market was also boosted by relatively low defaults. Against this backdrop, demand was mostly robust as investors looked to generate yield in what appears to be an extended period of extremely low interest rates. Overall, the high yield market outperformed equal-duration Treasuries and lower-quality securities performed better than their higher-rated counterparts. For the 12 months ended October 31, 2012, CCC-rated (a relatively low rating) securities in the benchmark and BB-rated (rated higher) securities returned 15.23% and 12.97%, respectively.

For the Fund, sector positioning detracted from relative performance during the reporting period. In particular, underweights in banking, real estate/homebuilders and insurance were negative for results. This was partially offset by our overweights in printing/publishing and media-broadcast, along with an underweight in aerospace/defense. On the upside, security selection in aggregate was beneficial for the Fund's performance relative to the index. The largest contributions came from our holdings in the telecommunications, technology/electronics and packaging sectors. These returns were somewhat mitigated by security selection in the utilities, chemicals and energy sectors.

The Fund's quality biases produced mixed results during the reporting period. While an overweight to BB-rated issues and a slight underweight to CCC-rated securities detracted from relative performance, this was offset by security selection in B-rated issues.

We made several adjustments to the portfolio during the reporting period. From a sector perspective, we increased the portfolio's exposures to energy, technology and health care. In contrast, the largest reductions in terms of sector allocations were in utilities, diversified financials and automotive. From a quality perspective, we added to the portfolio's allocation to B-rated issues.

We continue to have a positive outlook for the high yield market as, in our view, many of the factors supporting the market over the last 12 months remain in place. From a fundamentals perspective, we believe corporate balance sheets are generally solid and have substantial cash, and earnings remain respectable. We also believe the economy will continue expanding at a modest pace, which should keep inflation in check. Furthermore, many corporations have taken advantage of extremely low borrowing costs to extend their maturities at very favorable rates. We believe this will result in below-average high yield defaults in 2013.

In terms of market technicals, we anticipate ongoing robust supply. However, we feel that much of this will continue to be driven by refinancing activity. We anticipate that investor demand will remain strong given the low rate environment. That being said, we believe there could be periods of volatility given numerous macro issues, including the upcoming fiscal cliff and ongoing issues in Europe.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY AND RUSS COVODE
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	4.5%
One to less than Five Years	22.6
Five to less than Ten Years	67.8
Ten Years or Greater	5.1
Total	100.0%

PERFORMANCE HIGHLIGHTS6
	Inception Date	Average Annual Total Return Ended 10/31/2012
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class7	02/01/1992	12.17%	9.60%	8.39%	8.20%
Institutional Class8	05/27/2009	12.44%	9.78%	8.48%	8.25%
Class A8	05/27/2009	11.90%	9.44%	8.31%	8.16%
Class C8	05/27/2009	11.15%	8.91%	8.05%	8.04%
Class R38	05/27/2009	11.72%	9.28%	8.23%	8.13%
With Sales Charge
Class A8		7.16%	8.49%	7.84%	7.94%
Class C8		10.15%	8.91%	8.05%	8.04%
Index
BofA Merrill Lynch U.S. High Yield Master II Constrained Index1,14		13.15%	9.28%	10.94%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2012, the 30-day SEC yields were 4.79%, 4.94%, 4.36%, 3.80% and 4.31% for Investor Class, Institutional Class, Class A, Class C, and Class R3 shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal Intermediate Bond Fund Commentary (Unaudited)

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 7.49% total return for the 12 months ended October 31, 2012 and outperformed its benchmark, the Barclays 7-Year General Obligation Index, which provided a 7.40% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The municipal market posted a solid return during the reporting period. Supporting the market were rising tax revenues, low defaults and some meaningful progress in the fiscal position of numerous states. In addition, net new supply was low from a historical basis, whereas investor demand was typically strong. Looking at the municipal market more closely, lower-quality securities outperformed their higher-quality counterparts as investors looked to generate incremental yield in what appears to be an extended period of extremely low interest rates. In addition, longer-term securities outperformed shorter-term securities. The intermediate portion of the municipal curve produced mixed results over the 12-month period. However, intermediate-term municipal securities performed well overall, with the seven-year portion of the curve generating the best returns.

We tactically adjusted the Fund's duration several times during the reporting period. We started the period with a longer duration versus the index and then allowed it to drift shorter in the first quarter of 2012. This adjustment was made because we anticipated some weakness in the market due to its extended rally and given seasonal weakness that typically occurs during tax season. We then shifted to a longer duration and maintained this position for the remainder of the period. Overall, duration was a positive for performance. In terms of the Fund's yield curve positioning, we maintained a barbell approach (investing in shorter and longer maturities). In contrast, the Fund's benchmark is concentrated in the six- to eight-year portion of the curve. Given our underweight to the seven-year portion of the curve, the Fund's barbell approach detracted from relative results.

The Fund's higher-quality bias also detracted from performance, as lower-quality bonds outperformed. In particular, we sought to keep the overall average credit quality of the portfolio in the "AA" range and had only about a 7% allocation to BBB-rated municipal bonds. In contrast, security selection contributed positively to results during the reporting period. From a sector perspective, we emphasized higher-quality revenue and general obligation bonds that we felt would perform relatively well given the uncertain economic environment.

We have a generally positive outlook for the municipal market. In many ways, the opportunities and the challenges in the market are similar to what we faced heading into the reporting period. The municipal yield curve continues to be steep from a historical perspective and we believe supply should remain manageable. In addition, with the economy expanding at a modest pace, we feel the Federal Reserve will hold rates at their current ultra-low levels for the foreseeable future. As such, we believe demand for municipal securities will be solid, especially given their compelling valuations versus other higher-quality fixed income securities.

In terms of challenges, while we do not anticipate seeing wholesale defaults, we do see the potential for a level of defaults above historic norms, as well as an increase in downgrade activity. Other areas that warrant our attention include the fiscal cliff and potential legislation regarding the tax-exempt status of municipal bonds. It is our view that the fiscal cliff will be resolved sooner rather than later. In light of the growing deficit in the U.S., there could be discussions in Washington DC regarding municipal bonds, but we do not expect to see any meaningful changes to their tax-favored status. That being said, we could see periods of increased volatility in the municipal market in the coming months.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments)
Arizona	0.7%
Arkansas	2.1
California	10.6
Colorado	2.2
Delaware	0.1
District of Columbia	1.2
Florida	11.6
Georgia	0.9
Illinois	6.6
Indiana	4.7
Iowa	0.9
Kansas	1.0
Louisiana	2.0
Maryland	1.6
Massachusetts	4.0
Michigan	2.1
Minnesota	0.6
Mississippi	0.8
Missouri	1.0
Nebraska	0.9
Nevada	0.6
New Jersey	4.7
New Mexico	0.6
New York	8.4
North Carolina	0.8
Ohio	2.9
Oregon	0.8
Pennsylvania	2.7
Puerto Rico	1.5
Rhode Island	1.8
South Carolina	2.5
Tennessee	3.2
Texas	8.7
Virginia	3.5
Washington	1.7
Total	100.0%

PERFORMANCE HIGHLIGHTS10
	Inception Date	Average Annual Total Return Ended 10/31/2012
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	7.49%	4.98%	3.96%	5.26%
Institutional Class11	06/21/2010	7.65%	5.04%	3.99%	5.27%
Class A11	06/21/2010	7.16%	4.85%	3.90%	5.24%
Class C11	06/21/2010	6.37%	4.48%	3.71%	5.16%
With Sales Charge
Class A11		2.64%	3.95%	3.45%	5.06%
Class C11		5.37%	4.48%	3.71%	5.16%
Index
Barclays 7-Year GO Index1,14		7.40%	6.49%	5.23%	6.22%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2012, the 30-day SEC yields were 1.31%, 1.46%, 1.04% and 0.36% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.02%, 2.25%, 1.60% and 0.55% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (35%).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.25%, 0.64% and 0.00% for Institutional Class, Class A and Class C shares, respectively. Absent repayment, the 30-day SEC yield would have been 1.90% for Investor Class shares.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)

Neuberger Berman Short Duration Bond Fund Investor Class generated a 4.09% total return for the 12 months ended October 31, 2012 and outperformed its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index, which provided a 1.15% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Shifting investor sentiment due to mixed economic data, the European sovereign debt crisis and uncertainties regarding future central bank policy resulted in occasions of increased market volatility during the reporting period. However, investors who took on greater risk were generally rewarded.

During the reporting period there were several setbacks in the non-Treasury market, however these proved to be only temporary in nature as demand was strong from investors looking to generate incremental yield. Also supporting non-Treasuries were actions taken by the Federal Reserve ("Fed") to stimulate the economy. Most prominent was the Fed's third round of quantitative easing ("QE3") that was initiated in September 2012. Among the Fed's initiatives were an open-ended program to purchase agency mortgage-backed securities and an extension to keep the federal funds rate at a historically low level until at least mid-2015.

The Fund's overweight to non-Treasuries was the largest driver of its outperformance during the reporting period. The largest contributor to results was the Fund's exposure to non-agency mortgage-backed securities ("MBS"), followed by allocations to commercial mortgage-backed securities ("CMBS") and investment grade corporate bonds. Within the investment grade corporate bond market, our holdings in the financials and industrials subsectors were the most beneficial. Detracting slightly from results was the Fund's zero allocation to agency debt securities, as they outperformed equal-duration Treasuries. Elsewhere, the Fund's defensive yield curve positioning was rewarded, as short-term interest rates increased over the 12-month period.

There were several adjustments made to the portfolio from a sector perspective during the reporting period. We reduced our exposure to non-agency MBS to capture profits and pare the Fund's overall risk exposure. Our allocation to agency MBS was also reduced. In contrast, we increased the allocation to corporate bonds, primarily by taking advantage of opportunities in the new issue market. We also increased the Fund's allocation to fixed-rate asset-backed securities.

Data released in recent months appear to us to be consistent with our forecast that the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. We also feel that core inflation will remain fairly well contained and allow the Fed to continue pursuing its highly accommodative monetary policy. In our view, the Fed's actions seem likely to drive investors to riskier assets in an attempt to boost their returns in the ultra-low interest rate environment. That being said, we anticipate seeing periods of volatility given the continuation of several unresolved global macro issues, as well as the uncertainties associated with post-November election policy and the fiscal cliff. As a result, we have marginally reduced our exposure to the spread sectors given strong relative performance. However, we feel it remains prudent to maintain our broader overweight to the spread sectors as we believe it is the appropriate strategy for long-term investors.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	11.1%
Corporate Debt Securities	32.8
Mortgage-Backed Securities	24.8
U.S. Treasury Securities	27.0
Short-Term Investments	4.3
Liabilities, less cash, receivables and other assets	(0.0)
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 10/31/2012
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	4.09%	1.22%	2.09%	4.77%
Trust Class12	08/30/1993	4.08%	1.14%	2.00%	4.71%
Institutional Class12	06/21/2010	4.30%	1.31%	2.14%	4.79%
Class A12	06/21/2010	3.87%	1.12%	2.04%	4.75%
Class C12	06/21/2010	3.23%	0.79%	1.88%	4.69%
With Sales Charge
Class A12		1.31%	0.61%	1.78%	4.65%
Class C12		2.23%	0.79%	1.88%	4.69%
Index
Barclays 1-3 Year U.S. Government/Credit Index1,14		1.15%	3.20%	3.23%	5.64%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2012, the 30-day SEC yields were 0.57%, 0.47%, 0.77%, 0.39% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.16%, 0.00%, 0.28%, 0.00% and 0.00% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)

COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration High Income Fund Commentary (Unaudited)

Neuberger Berman Short Duration High Income Fund, which was launched on September 28, 2012, seeks to deliver a high level of current income consistent with capital preservation. The Fund's assets are generally invested in below investment grade debt securities and floating rate senior secured loans from a broad range of issuers and industries. While the Fund can hold securities of any maturity, we seek to maintain a weighted average portfolio duration of three years or less. We look to manage credit risk and minimize interest rate risk through disciplined credit analysis and an emphasis on short-term and intermediate-term maturities. We also conduct thorough analysis on issuer cash flows, management and sources of repayment in an attempt to minimize the Fund's exposure to securities with deteriorating fundamentals and financials.

Neuberger Berman Short Duration High Income Fund Institutional Class generated a 0.38% total return from its inception on September 28, 2012 through October 31, 2012 but underperformed its benchmark, the BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index, which provided a 1.08% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the short period since the Fund's inception, the high yield market posted a positive return. Supporting the market were generally positive fundamentals, as corporate earnings were typically solid and balance sheets were often flush with cash. Sentiment for the high yield market was also boosted by relatively low defaults, in our view. Against this backdrop, demand was solid as investors looked to generate yield in what appears to be an extended period of extremely low interest rates.

For the Fund, the sectors that were the most beneficial to performance during the reporting period were health care, energy and media-cable. In contrast, the chemicals, building materials and media-broadcast sectors detracted from the Fund's performance.

The Fund's quality biases were positive for performance during the reporting period. On average, approximately 94% of the portfolio was held in securities rated B and BB. This positioning was rewarded as the Fund's investments in both ratings categories outperformed securities rated CCC for the period.

We continue to have a positive outlook for the high yield market as, in our opinion, many of the factors supporting the market over the last 12 months remain in place. From a fundamentals perspective, we believe corporate balance sheets are generally solid and cash-rich, and earnings remain respectable. We also believe the economy will continue expanding at a modest pace, which should keep inflation in check. Furthermore, many corporations have taken advantage of extremely low borrowing costs to extend their maturities at very favorable rates. We believe this will result in below-average high yield defaults in 2013.

In terms of market technicals, we anticipate ongoing robust supply. However, we feel that much of this will continue to be driven by refinancing activity. Investor demand should remain strong, in our view, given the low interest rate environment. That being said, there could be periods of volatility given numerous macro issues, including the upcoming fiscal cliff and ongoing issues in Europe.

Sincerely,

ANN H. BENJAMIN, THOMAS P. O'REILLY AND RUSS COVODE
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

Short Duration High Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments)
Less than One Year	13.8%
One to less than Five Years	47.2
Five to less than Ten Years	39.0
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception Date	Cumulative Total Return Ended 10/31/2012 Life of Fund
At NAV
Institutional Class	09/28/2012	0.38%
Class A	09/28/2012	0.36%
Class C	09/28/2012	0.30%
With Sales Charge
Class A		-3.87%
Class C		-0.70%
Index
BofA Merrill Lynch 0-5 Year BB-B U.S. High Yield Constrained Index1,14		1.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2012, the 30-day SEC yields were 2.73%, 2.41% and 1.68% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.00%, 0.00% and 0.00% for Institutional Class, Class A and Class C shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)

Neuberger Berman Strategic Income Fund Institutional Class generated an 11.85% total return for the 12 months ended October 31, 2012 and outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, which provided a 5.25% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Shifting investor sentiment due to mixed economic data, the European sovereign debt crisis and uncertainties regarding future central bank policy resulted in occasions of increased market volatility during the reporting period. However, it appears that investors who took on greater risk were generally rewarded.

During the reporting period there were several setbacks in the non-Treasury market, however these proved to be only temporary in nature as demand was strong from investors looking to generate incremental yield. Also supporting non-Treasuries were actions taken by the Federal Reserve ("Fed") to stimulate the economy. Most prominent was the Fed's third round of quantitative easing ("QE3") that was initiated in September. The Fed's policy entails the open-ended purchase of agency mortgage-backed securities and an extension to keep the federal funds rate at a historically low level until at least mid-2015.

The Fund was rewarded for its overweight to non-Treasuries, as they outperformed equal-duration Treasuries during the period. In particular, the Fund's overweights to non-agency mortgage-backed securities ("MBS"), commercial mortgage-backed securities ("CMBS") bank loans and high yield corporate bonds benefited performance as their spreads (the difference in yield between Treasuries and other bond sectors) narrowed during the reporting period given generally robust investor demand. Elsewhere, an allocation to Treasury Inflation Protected Securities ("TIPS") contributed to performance given expectations for rising inflation tied to QE3. Finally, the Fund's yield curve positioning was a slight positive for performance. The Fund used long and/or short Treasury and interest rate futures during the period to assist in managing its duration positioning, which slightly detracted from results.

Several adjustments were made to the portfolio during the reporting period. Early in the period we added global developed market sovereign bonds to the portfolio. Given the strong performance of non-Treasuries, in recent months we chose to realize some profits and reduce the Fund's overall risk exposure. As a result, we diversified the Fund's holdings in non-investment grade bonds by reducing exposure to high yield corporate bonds and increasing the allocation to bank loans and non-agency MBS. Elsewhere, we upgraded the quality of the investment grade corporate bond portion of the portfolio by reducing exposure to banking, energy and chemicals. In contrast, we increased the Fund's allocation to less cyclical and more stable sectors such as cable/media, food and beverage and tobacco. We reduced our weighting in agency MBS given the strong performance at the end of the fiscal year, primarily due to QE3, and we increased our exposure to U.S. Treasuries.

Data released in recent months appear to us to be consistent with our forecast that the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. We also feel that core inflation will remain fairly well contained and allow the Fed to continue pursuing its highly accommodative monetary policy. In our view, the Fed's actions seem likely to drive investors to riskier assets in an attempt to boost their returns in the ultra-low interest rate environment. That being said, we anticipate seeing periods of volatility given the continuation of several unresolved global macro issues, as well as the uncertainties associated with post-November election policy and the fiscal cliff. However, we feel it remains prudent to maintain our broader overweight to the spread sectors as we believe it is the appropriate strategy for long-term investors.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, ANDREW A. JOHNSON AND BRADLEY C. TANK
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX

PORTFOLIO BY TYPE OF SECURITY
(as a % of Total Net Assets)
Asset-Backed Securities	6.2%
Corporate Debt Securities	36.8
Bank Loan Obligations	16.4
Government Securities	4.7
Mortgage-Backed Securities	41.8
U.S. Treasury Securities	11.7
Short-Term Investments	6.8
Liabilities, less cash, receivables and other assets	(24.4)
Total	100.0%

PERFORMANCE HIGHLIGHTS
	Inception	Average Annual Total Return Ended 10/31/2012
	Date	1 Year	5 Years	Life of Fund
At NAV
Trust Class13	04/02/2007	11.46%	8.87%	8.53%
Institutional Class	07/11/2003	11.85%	9.26%	8.74%
Class A13	12/20/2007	11.39%	8.84%	8.52%
Class C13	12/20/2007	10.62%	8.08%	8.11%
With Sales Charge
Class A13		6.64%	7.90%	8.02%
Class C13		9.62%	8.08%	8.11%
Index
Barclays U.S. Aggregate Bond Index1,14		5.25%	6.38%	5.17%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Because the Fund had a different goal and strategy, which included managing assets by an asset allocation committee, prior to February 29, 2008, its performance during that time might have been different if current policies had been in effect.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2012, the 30-day SEC yields were 2.88%, 3.23%, 2.71% and 2.13% for Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.77%, 3.12%, 2.59% and 2.00% for Trust Class, Institutional Class, Class A and Class C shares, respectively.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
Please see "Glossary of Indices" on page 26 for a description of indices. Please note that indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of an index is prepared or obtained by Neuberger Berman Management LLC ("Management") and reflects the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and/or may not invest in all securities included in a described index.

2
The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3
The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 (class' inception date) through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4
The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees).The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

5
The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6
The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940 ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7
The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996.

8
The performance information for Institutional Class, Class A, Class C and Class R3 prior to the classes' inception date is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class.

9
Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 35%, assuming that all of the Fund's income is exempt from federal income taxes.

10	A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11
The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12
The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the     appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor  Class has higher expenses and typically lower returns than Institutional Class.

13
The performance information for Trust Class, Class A and Class C prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges  applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C.

14	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Income Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Barclays 1-3 Year U.S. Government/Credit Index:
An unmanaged index that includes all bonds in the U.S. Government/Credit Index with at least one to three years to maturity. The U.S. Government/Credit Index includes all securities in the Government and Credit Indices. The Government Index includes Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. All bonds in the index must meet the following additional criteria: must have at least one year to final maturity regardless of call features; must have at least $250 million par amount outstanding; must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Standard & Poor's, Moody's Investors Services, Inc., and Fitch, Inc.; must be fixed rate; must be dollar-denominated and non-convertible; and must be publicly issued.

Barclays 7-Year General Obligation Index:
An unmanaged total return performance benchmark for the 7-year (6-8) maturity component of the Barclays General Obligation ("G.O.") Index, which tracks the performance of the investment-grade G.O. (state and local) tax-exempt bond market.

Barclays U.S. Aggregate Bond Index:
An unmanaged index that represents the U.S. domestic investment grade bond market. It is comprised of the Barclays Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $250 million. Asset-backed securities must have at least $500 million deal size and $25 million tranche size. For commercial mortgage-backed securities, the original transaction must have a minimum deal size of $500 million, and a minimum tranche size of $25 million; the current outstanding transaction size must be at least $300 million to remain in the index.

S&P/ LSTA Leveraged Loan Index:
A daily total return index that uses Loan Syndications and Trading Association (LSTA)/Loan Pricing Corporation (LPC) mark-to-market pricing to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The Index represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

BofA Merrill Lynch U.S. High Yield Master II Constrained Index:
An unmanaged market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch 0-5 Year BB-B US High Yield Constrained Index:
An unmanaged index that tracks the performance of short-term US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive, based on an average of Moody's, S&P and Fitch, have a fixed coupon schedule and a minimum amount outstanding of $100 million. Original issue zero coupon bonds, 144a securities, both with and without registration rights, and pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Eurodollar bonds (USD bonds not issued in the US domestic market), taxable and tax-exempt US municipal, warrant-bearing, DRD-eligible and defaulted securities are excluded from the Index. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rate basis.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2012 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/12 (Unaudited)

Neuberger Berman Income Funds
ACTUAL	HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(3)
	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During the Period(1) 5/1/12 - 10/31/12		Expense Ratio	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During the Period(1) 5/1/12 - 10/31/12	Expense Ratio
Neuberger Berman Core Bond Fund
Investor Class	$ 1,000.00	$ 1,034.10	$4.35		.85%	$ 1,000.00	$1,020.86	$4.32	.85%
Institutional Class	$ 1,000.00	$ 1,036.10	$2.30		.45%	$ 1,000.00	$1,022.87	$2.29	.45%
Class A	$ 1,000.00	$ 1,033.10	$4.34		.85%	$ 1,000.00	$1,020.86	$4.32	.85%
Class C	$ 1,000.00	$ 1,029.20	$8.16		1.60%	$ 1,000.00	$1,017.09	$8.11	1.60%

Neuberger Berman Floating Rate Income Fund
Institutional Class	$ 1,000.00	$ 1,029.90	$3.57		.70%	$ 1,000.00	$1,021.62	$3.56	.70%
Class A	$ 1,000.00	$ 1,027.90	$5.45		1.07%	$ 1,000.00	$1,019.76	$5.43	1.07%
Class C	$ 1,000.00	$ 1,024.00	$9.26		1.82%	$ 1,000.00	$1,015.99	$9.22	1.82%

Neuberger Berman High Income Bond Fund
Investor Class	$ 1,000.00	$ 1,056.50	$4.34		.84%	$ 1,000.00	$1,020.91	$4.27	.84%
Institutional Class	$ 1,000.00	$ 1,058.40	$3.62		.70%	$ 1,000.00	$1,021.62	$3.56	.70%
Class A	$ 1,000.00	$ 1,055.20	$5.63		1.09%	$ 1,000.00	$1,019.66	$5.53	1.09%
Class C	$ 1,000.00	$ 1,052.40	$9.44		1.83%	$ 1,000.00	$1,015.94	$9.27	1.83%
Class R3	$ 1,000.00	$ 1,055.00	$6.97		1.35%	$ 1,000.00	$1,018.35	$6.85	1.35%

Neuberger Berman Municipal Intermediate Bond Fund
Investor Class	$ 1,000.00	$ 1,026.10	$3.31		.65%	$ 1,000.00	$1,021.87	$3.30	.65%
Institutional Class	$ 1,000.00	$ 1,026.90	$2.55		.50%	$ 1,000.00	$1,022.62	$2.54	.50%
Class A	$ 1,000.00	$ 1,025.00	$4.43		.87%	$ 1,000.00	$1,020.76	$4.42	.87%
Class C	$ 1,000.00	$ 1,021.10	$8.23		1.62%	$ 1,000.00	$1,016.99	$8.21	1.62%

Neuberger Berman Short Duration Bond Fund
Investor Class	$ 1,000.00	$ 1,016.30	$3.60		.71%	$ 1,000.00	$1,021.57	$3.61	.71%
Trust Class	$ 1,000.00	$ 1,017.40	$4.11		.81%	$ 1,000.00	$1,021.06	$4.12	.81%
Institutional Class	$ 1,000.00	$ 1,018.60	$2.59		.51%	$ 1,000.00	$1,022.57	$2.59	.51%
Class A	$ 1,000.00	$ 1,015.70	$4.51		.89%	$ 1,000.00	$1,020.66	$4.52	.89%
Class C	$ 1,000.00	$ 1,013.20	$8.25		1.63%	$ 1,000.00	$1,016.94	$8.26	1.63%

Neuberger Berman Short Duration High Income Fund
Institutional Class	$ 1,000.00	$ 1,003.80	$0.66	(2)	.71%	$ 1,000.00	$1,021.57	$3.61	.71%
Class A	$ 1,000.00	$ 1,003.60	$0.95	(2)	1.02%	$ 1,000.00	$1,020.01	$5.18	1.02%
Class C	$ 1,000.00	$ 1,003.00	$1.49	(2)	1.60%	$ 1,000.00	$1,017.09	$8.11	1.60%

Neuberger Berman Strategic Income Fund
Trust Class	$ 1,000.00	$ 1,062.70	$5.70		1.10%	$ 1,000.00	$1,019.61	$5.58	1.10%
Institutional Class	$ 1,000.00	$ 1,064.50	$3.89		.75%	$ 1,000.00	$1,021.37	$3.81	.75%
Class A	$ 1,000.00	$ 1,062.30	$5.96		1.15%	$ 1,000.00	$1,019.36	$5.84	1.15%
Class C	$ 1,000.00	$ 1,058.70	$9.57		1.85%	$ 1,000.00	$1,015.84	$9.37	1.85%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 34/366 (to reflect the period shown of September 28, 2012 (Commencement of Operations) to October 31, 2012).

(3)	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 366.

Schedule of Investments Neuberger Berman Core Bond Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (43.7%)
$7,440	U.S. Treasury Bonds, 6.88%, due 8/15/25	$11,546	ØØ
3,340	U.S. Treasury Bonds, 5.50%, due 8/15/28	4,765	ØØ
2,505	U.S. Treasury Bonds, 4.50%, due 2/15/36	3,333	ØØ
5,832	U.S. Treasury Inflation Index Bonds, 2.00%, due 1/15/26	7,738
666	U.S. Treasury Inflation Index Bonds, 3.88%, due 4/15/29	1,117
8,681	U.S. Treasury Inflation Index Notes, 2.38%, due 1/15/17	10,122	ØØ
3,369	U.S. Treasury Inflation Index Notes, 1.13%, due 1/15/21	3,985	ØØ
13,700	U.S. Treasury Notes, 0.50%, due 5/31/13 & 10/15/13	13,734	ØØ
20,945	U.S. Treasury Notes, 0.38%, due 7/31/13	20,973	ØØ
8,000	U.S. Treasury Notes, 0.13%, due 9/30/13 & 12/31/13	7,992	ØØ
16,300	U.S. Treasury Notes, 0.25%, due 10/31/13	16,306
6,880	U.S. Treasury Notes, 2.38%, due 10/31/14	7,164	ØØ
485	U.S. Treasury Notes, 1.00%, due 10/31/16	493
605	U.S. Treasury Notes, 3.25%, due 3/31/17	674
14,130	U.S. Treasury Notes, 3.63%, due 8/15/19	16,498	ØØ

Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $123,589)		126,440

Mortgage-Backed Securities (46.1%)

Collateralized Mortgage Obligations (0.7%)
189	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 3.08%, due 9/20/35	141	µ
53	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.43%, due 7/20/36	45	µ
94	Countrywide Asset-Backed Certificates, Ser. 2005-IM2, Class A3, 0.48%, due 1/25/36	85	µ
247	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.71%, due 11/25/35	204	µ
180	GSR Mortgage Loan Trust, Ser. 2005-AR3, Class 6A1, 3.01%, due 5/25/35	162	µ
301	GSR Mortgage Loan Trust, Ser. 2007-AR1, Class 2A1, 2.82%, due 3/25/47	228	µ
149	HSI Asset Loan Obligation, Ser. 2007-AR1, Class 2A1, 2.97%, due 1/25/37	98	µ
35	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 2.94%, due 5/25/36	23	µ
348	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR11, Class 2A1, 3.17%, due 6/25/36	225	µ
477	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 7CA1, 2.95%, due 6/25/35	421	µ
149	Nomura Asset Acceptance Corp., Ser. 2007-2, Class A1A, 0.33%, due 4/25/47	74	µ
62	Opteum Mortgage Acceptance Corp., Ser. 2005-3, Class A1B, 0.47%, due 7/25/35	61	µ
227	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 3.86%, due 9/25/35	164	µ
274	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 3.92%, due 1/25/36	195	µ
103	Residential Accredit Loans, Inc., Ser. 2006-QO7, Class 3A2, 0.42%, due 9/25/46	55	µ
		2,181
Commercial Mortgage-Backed (12.2%)
390	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	449
500	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	569
1,025	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	1,188	ØØ
725	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.53%, due 6/10/49	842	µØØ
490	Banc of America Commercial Mortgage, Inc., Ser. 2007-4, Class ASB, 5.71%, due 2/10/51	515
500	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	557
400	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	473
1,750	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	2,011	ØØ
1,075	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.00%, due 12/10/49	1,285	µØØ
1,000	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	1,150	ØØ
82	Credit Suisse Mortgage Capital Certificates, Ser. 2007-TF2A, Class A1, 0.39%, due 4/15/22	78	ñµ
80	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.68%, due 6/15/39	91	µ
1,200	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,369	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$520	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.76%, due 9/15/39	$598	µØØ
100	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C1, Class A3, 5.38%, due 2/15/40	111
1,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	1,153	ØØ
250	Credit Suisse Mortgage Capital Certificates, Ser. 2008-C1, Class A3, 6.07%, due 2/15/41	292	µ
1,500	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.80%, due 5/15/46	1,757	µØØ
343	DBUBS Mortgage Trust, Ser. 20011-LC1A, Class A1, 3.74%, due 11/10/46	372	ñ
850	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	979	ØØ
2,050	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	2,411	ØØ
550	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	637	ØØ
2,140	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.79%, due 8/10/45	2,458	µØØ
1,100	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	1,264	ØØ
1,200	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	1,391	ØØ
1,950	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	2,258	ØØ
1,380	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.81%, due 6/15/49	1,616	µØØ
507	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class ASB, 5.69%, due 2/12/51	558
1,219	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	1,443	ØØ
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	1,132	ØØ
1,400	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.73%, due 6/12/50	1,601	µØØ
273	Morgan Stanley Capital I, Ser. 2007-IQ14, Class A2, 5.61%, due 4/15/49	282
300	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	358
1,755	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.75%, due 6/15/49	2,017	µØØ
		35,265
Fannie Mae (13.3%)
22	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, 0.45%, due 5/25/32	21	µ
510	Pass-Through Certificates, 4.00%, due 12/1/41	547
2,184	Pass-Through Certificates, 4.50%, due 5/1/40 – 6/1/41	2,367
5,551	Pass-Through Certificates, 5.00%, due 3/1/21 – 8/1/38	6,071
3,994	Pass-Through Certificates, 5.50%, due 5/1/30 – 4/1/40	4,392
3,983	Pass-Through Certificates, 6.00%, due 11/1/15 – 11/1/38	4,438
71	Pass-Through Certificates, 8.50%, due 4/1/34	87
1,395	Pass-Through Certificates, 3.00%, TBA, 30 Year Maturity	1,460	Ø
5,255	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	5,597	Ø
10,225	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	10,949	Ø
2,375	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	2,604	Ø
		38,533
Freddie Mac (19.9%)
1,505	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	2,093	ØØ
242	Pass-Through Certificates, 2.56%, due 2/1/37	256	µ
458	Pass-Through Certificates, 2.80%, due 4/1/37	491	µ
2,113	Pass-Through Certificates, 4.00%, due 12/1/40 – 2/1/41	2,257
5,416	Pass-Through Certificates, 4.50%, due 1/1/38 – 7/1/41	5,818
1,149	Pass-Through Certificates, 5.00%, due 5/1/23 – 5/1/41	1,248
4,837	Pass-Through Certificates, 5.50%, due 5/1/35 – 11/1/38	5,264
121	Pass-Through Certificates, 6.00%, due 12/1/37	134

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$20	Pass-Through Certificates, 6.50%, due 11/1/25	$23
15,785	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	16,779	Ø
21,725	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	23,175	Ø
		57,538
	Total Mortgage-Backed Securities (Cost $128,984)	133,517
Corporate Debt Securities (24.6%)

Aerospace & Defense (0.3%)
905	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	984	ØØ

Agriculture (1.0%)
555	Altria Group, Inc., Guaranteed Notes, 2.85%, due 8/9/22	556
420	Lorillard Tobacco Co., Guaranteed Notes, 2.30%, due 8/21/17	425
1,075	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	1,383	ØØ
495	Reynolds American, Inc., Guaranteed Notes, 3.25%, due 11/1/22	501
		2,865
Airlines (0.2%)
630	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2012-2, Class A, 4.00%, due 10/29/24	655

Banks (3.8%)
1,320	Bank of America Corp., Senior Notes, 1.50%, due 10/9/15	1,321
830	BB&T Corp., Senior Unsecured Global Medium-Term Notes, Ser. C, 1.60%, due 8/15/17	845
690	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	711	ØØ
1,195	Goldman Sachs Group, Inc., Senior Notes, 3.30%, due 5/3/15	1,248	ØØ
440	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	485
855	JPMorgan Chase & Co., Senior Unsecured Notes, 3.45%, due 3/1/16	910
1,395	JPMorgan Chase & Co., Senior Unsecured Notes, 2.00%, due 8/15/17	1,410
810	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	899
370	UnionBanCal Corp., Senior Unsecured Notes, 3.50%, due 6/18/22	392
1,075	US Bancorp, Subordinated Medium-Term Notes, 2.95%, due 7/15/22	1,109	ØØ
1,490	Wells Fargo & Co., Senior Notes, 1.50%, due 7/1/15	1,515	ØØ
		10,845
Beverages (2.0%)
925	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 2.50%, due 7/15/22	941	ØØ
350	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 3.75%, due 7/15/42	361
500	Heineken NV, Senior Notes, 1.40%, due 10/1/17	502	ñ
1,125	Heineken NV, Senior Unsecured Notes, 3.40%, due 4/1/22	1,202	ñ
1,030	Pernod-Ricard SA, Senior Unsecured Notes, 2.95%, due 1/15/17	1,086	ñØØ
615	Pernod-Ricard SA, Senior Unsecured Notes, 5.50%, due 1/15/42	742	ñØØ
870	SABMiller Holdings, Inc., Guaranteed Notes, 3.75%, due 1/15/22	957	ñØØ
		5,791
Biotechnology (0.2%)
580	Celgene Corp., Senior Unsecured Notes, 1.90%, due 8/15/17	589

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Commercial Services (0.5%)
$1,085	ERAC USA Finance LLC, Guaranteed Notes, 7.00%, due 10/15/37	$1,414	ñØØ

Computers (0.3%)
580	Hewlett-Packard Co., Senior Unsecured Notes, 2.60%, due 9/15/17	565
370	Hewlett-Packard Co., Senior Unsecured Notes, 4.65%, due 12/9/21	370	ØØ
		935
Diversified Financial Services (2.7%)
285	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.00%, due 6/12/17	291
715	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 9/20/22	741
1,120	General Electric Capital Corp., Senior Unsecured Notes, 1.63%, due 7/2/15	1,139	ØØ
1,250	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 2.30%, due 4/27/17	1,291	ØØ
1,480	General Electric Capital Corp., Senior Unsecured Notes, 3.15%, due 9/7/22	1,506
775	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	779	ñ
720	John Deere Capital Corp., Senior Notes, 1.70%, due 1/15/20	722
1,440	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.25%, due 10/5/17	1,439
		7,908
Electric (2.4%)
830	Dominion Resources, Inc., Senior Unsecured Notes, Ser. C, 4.05%, due 9/15/42	863
1,410	Duke Energy Corp., Senior Unsecured Notes, 1.63%, due 8/15/17	1,420
1,660	Exelon Generation Co., LLC, Senior Unsecured Notes, 4.00%, due 10/1/20	1,790	ØØ
485	Georgia Power Co., Senior Unsecured Notes, 4.30%, due 3/15/42	531
895	Pacific Gas & Electric Co., Senior Unsecured Notes, 4.45%, due 4/15/42	995	ØØ
880	PPL Capital Funding, Inc., Guaranteed Notes, 3.50%, due 12/1/22	904
460	Progress Energy, Inc., Senior Unsecured Notes, 3.15%, due 4/1/22	474
		6,977
Electronics (0.2%)
695	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.85%, due 1/15/18	708

Food (0.3%)
675	Kraft Foods Group, Inc., Senior Unsecured Notes, 5.00%, due 6/4/42	788	ñØØ

Healthcare - Services (0.3%)
240	UnitedHealth Group, Inc., Senior Unsecured Notes, 2.75%, due 2/15/23	246
660	WellPoint, Inc., Senior Unsecured Notes, 1.88%, due 1/15/18	669
		915
Insurance (0.5%)
1,380	Prudential Financial, Inc., Junior Subordinated Notes, 5.88%, due 9/15/42	1,452	µ

Iron - Steel (0.2%)
530	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	528	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Media (2.2%)
$1,260	DIRECTV Holdings LLC, Guaranteed Notes, 2.40%, due 3/15/17	$1,298	ØØ
120	DIRECTV Holdings LLC, Guaranteed Notes, 5.00%, due 3/1/21	137
575	DIRECTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	661	ØØ
565	NBCUniversal Media LLC, Senior Unsecured Notes, 6.40%, due 4/30/40	741	ØØ
480	NBCUniversal Media LLC, Senior Unsecured Notes, 4.45%, due 1/15/43	496
1,080	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	1,484	ØØ
670	Time Warner Cable, Inc., Guaranteed Notes, 5.50%, due 9/1/41	782	ØØ
555	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	708	ØØ
		6,307
Mining (0.8%)
785	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes, 3.55%, due 3/1/22	799	ØØ
840	Rio Tinto Finance USA PLC, Guaranteed Notes, 1.63%, due 8/21/17	844
600	Rio Tinto Finance USA PLC, Guaranteed Notes, 2.88%, due 8/21/22	605
		2,248
Miscellaneous Manufacturers (0.4%)
510	General Electric Co., Senior Unsecured Notes, 2.70%, due 10/9/22	513
480	General Electric Co., Senior Unsecured Notes, 4.13%, due 10/9/42	503
		1,016
Office - Business Equipment (0.2%)
480	Xerox Corp., Senior Unsecured Notes, 4.50%, due 5/15/21	508

Oil & Gas (1.1%)
1,020	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	1,185	ØØ
555	Apache Corp., Senior Unsecured Notes, 4.75%, due 4/15/43	656
575	Marathon Oil Corp., Senior Unsecured Notes, 2.80%, due 11/1/22	580
655	Suncor, Inc., Senior Unsecured Notes, 6.50%, due 6/15/38	892
		3,313
Pharmaceuticals (1.3%)
960	AstraZeneca PLC, Senior Unsecured Notes, 1.95%, due 9/18/19	983
1,500	Express Scripts Holding Co., Guaranteed Notes, 2.65%, due 2/15/17	1,566	ñØØ
1,065	Takeda Pharmaceutical Co. Ltd., Senior Unsecured Notes, 1.63%, due 3/17/17	1,080	ñØØ
		3,629
Pipelines (0.3%)
755	Texas Eastern Transmission LP, Senior Unsecured Notes, 2.80%, due 10/15/22	759	ñ

Retail (0.5%)
720	Target Corp., Senior Unsecured Notes, 4.00%, due 7/1/42	761	ØØ
800	Walgreen Co., Senior Unsecured Notes, 3.10%, due 9/15/22	814
		1,575

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Core Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Software (0.7%)
$1,050	Oracle Corp., Senior Unsecured Notes, 1.20%, due 10/15/17	$1,055
955	Oracle Corp., Senior Unsecured Notes, 2.50%, due 10/15/22	972
		2,027
Telecommunications (1.7%)
500	America Movil SAB de CV, Senior Unsecured Notes, 3.13%, due 7/16/22	516	ØØ
525	AT&T, Inc., Senior Unsecured Notes, 6.55%, due 2/15/39	724	ØØ
1,795	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	2,147	ØØ
575	SK Telecom Co. Ltd., Senior Unsecured Notes, 2.13%, due 5/1/18	574	ñØ
1,015	Telefonaktiebolaget LM Ericsson, Senior Unsecured Notes, 4.13%, due 5/15/22	1,065
		5,026
Transportation (0.5%)
410	CSX Corp., Senior Unsecured Notes, 4.10%, due 3/15/44	416
965	Norfolk Southern Corp., Senior Unsecured Notes, 3.95%, due 10/1/42	986
		1,402
	Total Corporate Debt Securities (Cost $67,703)	71,164

Asset-Backed Securities (0.3%)
330	Carrington Mortgage Loan Trust, Ser. 2006-NC3, Class A3, 0.36%, due 8/25/36	134	µ
15	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, 0.67%, due 12/25/33	14	µ
110	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-WFH1, Class M2, 0.58%, due 1/25/36	55	µ
59	Countrywide Asset-Backed Certificates, Ser. 2006-BC1, Class 1A, 0.41%, due 4/25/36	47	µ
18	Credit-Based Asset Servicing and Securitization, Ser. 2005-CB5, Class AV2, 0.47%, due 8/25/35	17	µ
314	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.38%, due 3/25/36	206	µ
36	Equifirst Mortgage Loan Trust, Ser. 2003-2, Class 3A3, 1.35%, due 9/25/33	33	µ
50	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, 0.43%, due 4/25/33	48	µ
57	Household Home Equity Loan Trust, Ser. 2006-1, Class A1, 0.37%, due 1/20/36	55	µ
66	Household Home Equity Loan Trust, Ser. 2006-2, Class A2, 0.39%, due 3/20/36	64	µ
148	HSI Asset Securitization Corp. Trust, Ser. 2006-WMC1, Class A2, 0.31%, due 7/25/36	56	µ
642	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.76%, due 7/13/46	0	#µ*
28	Morgan Stanley Capital I, Ser. 2004-WMC3, Class B3, 4.26%, due 1/25/35	1	µ
227	Option One Mortgage Loan Trust, Ser. 2006-2, Class 2A2, 0.31%, due 7/25/36	125	µ
10	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.89%, due 3/25/33	9	µ
9	Saxon Asset Securities Trust, Ser. 2004-1, Class A, 0.75%, due 3/25/35	7	µ
4	Specialty Underwriting & Residential Finance, Ser. 2003-BC1, Class A, 0.89%, due 1/25/34	3	µ

	Total Asset-Backed Securities (Cost $2,123)	874

NUMBER OF SHARES

Short-Term Investments (8.5%)
24,699,711	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $24,700)	24,700

	Total Investments (123.2%) (Cost $347,099)	356,695	##

	Liabilities, less cash, receivables and other assets [(23.2%)]	(67,188	)±

	Total Net Assets (100.0%)	$289,507

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Bank Loan Obligationsµ (90.6%)

Aerospace & Defense (0.8%)
$1,050	Booz Allen Hamilton, Term Loan B, 4.50%, due 7/31/19	$1,057
1,187	Sequa, Term Loan, 6.25%, due 12/3/14	1,188
		2,245
Air Transport (0.4%)
1,082	Delta Air Lines, Term Loan, 5.50%, due 4/20/17	1,081

All Telecom (4.8%)
2,000	Cricket Communications, Inc., Term Loan, 4.75%, due 10/10/19	2,006
1,408	Crown Castle Operating Corp., Term Loan B, 4.00%, due 1/31/19	1,414	¢^^
2,497	Intelsat Jackson Holdings, Term Loan B-1, 4.50%, due 4/2/18	2,512	¢^^
2,973	Level 3 Financing Inc., Term Loan B2, due 8/1/19	2,986	¢^^
1,600	Level 3 Financing Inc., Term Loan B, 5.25%, due 8/1/19	1,617
629	Metro PCS, Term Loan B-3, 4.00%, due 3/19/18	629
1,622	Syniverse Technologies, Term Loan, 5.00%, due 4/23/19	1,630
1,402	Windstream Corp., Term Loan B-3, 4.00%, due 8/8/19	1,409	¢^^
		14,203
Automotive (3.4%)
2,820	Allison Transmission, Term Loan B-3, 4.25%, due 8/23/19	2,832	¢^^
2,470	Chrysler Automotive, Term Loan B, 6.00%, due 5/24/17	2,521	¢^^
1,007	Federal Mogul, Term Loan B, due 12/29/14	942	¢^^
514	Federal Mogul, Term Loan C, due 12/28/15	481	¢^^
1,257	Goodyear Tire & Rubber Company, Second Lien Term Loan, 4.75%, due 4/30/19	1,264
1,884	Navistar International, Term Loan B, 7.00%, due 8/17/17	1,889
		9,929
Building & Development (2.5%)
3,145	Capital Automotive LP, Term Loan B, 5.25%, due 3/11/17	3,161	¢^^
1,216	Custom Building Products, Term Loan, 5.75%, due 3/19/15	1,215
1,047	Goodman Global Inc., First Lien Term Loan, 5.75%, due 10/28/16	1,047
1,833	Realogy Corporation, Term Loan, 4.46%, due 10/10/16	1,828	¢^^
114	Realogy Corporation, Letter of Credit, 4.55%, due 10/10/16	114	¢^^
		7,365
Business Equipment & Services (8.4%)
2,110	Acosta Inc., Term Loan D, 5.00%, due 3/2/18	2,127	¢^^
1,045	Advantage Sales & Marketing, Second Lien Term Loan, 9.25%, due 6/18/18	1,045
712	Brand Services, Inc., Term Loan, due 10/16/16	710	¢^^
1,887	Brickman Group Holdings, Inc., Term Loan B-1, 5.50%, due 10/14/16	1,904
778	Brock Holdings III, First Lien Term Loan, 6.00%, due 3/16/17	779
967	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	972	Ñ
2,626	Ceridian Corp., Term Loan, 5.96%, due 5/9/17	2,616	¢^^
1,781	KAR Auction Services, Term Loan, 5.00%, due 5/19/17	1,789
935	Kronos, Term Loan B, due 10/31/19	940	¢^^
1,635	Kronos, Second Lien Term Loan, due 4/30/20	1,643	¢^^

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$1,850	McJunkin Corporation, Term Loan B, due 11/18/19	$1,845	Ñ¢^^
1,875	Monitronics, Term Loan, 5.50%, due 3/23/18	1,885
1,172	Protection One, Term Loan B-1, 5.75%, due 3/16/19	1,179
1,664	Quintiles Transnational Corp., Term Loan B, 5.00%, due 6/8/18	1,665
1,649	SymphonyIRI Group, Inc., Term Loan, 5.00%, due 12/1/17	1,646
1,820	West Corp., Term Loan B-6, 5.75%, due 6/30/18	1,845
		24,590
Cable & Satellite Television (2.3%)
1,409	Cequel Communications, LLC, Term Loan, 4.00%, due 2/14/19	1,409	¢^^
1,515	Charter Communications Operating LLC, Term Loan D, 4.00%, due 5/15/19	1,525
650	Rovi Corp., Term Loan B-2, 4.00%, due 3/31/19	637
1,235	UPC Distribution, Term Loan AB, 4.75%, due 12/31/17	1,236
1,913	Wave Division Holdings, Inc., Term Loan, 5.50%, due 9/30/19	1,934	¢^^
		6,741
Chemicals & Plastics (2.1%)
995	Hexion Specialty Chemicals, Term Loan C1B, due 5/5/15	988	¢^^
429	Hexion Specialty Chemicals, Term Loan C2B, due 5/5/15	425	¢^^
625	Ineos Holdings, Term Loan, 6.50%, due 5/4/18	633
7	Momentive Performance Materials, Term Loan B-1B, 3.50%, due 5/5/15	7
1,525	OM Group Inc., Term Loan B, 5.75%, due 8/2/17	1,533
622	Taminco Global Chemical, Term Loan B-1, 5.25%, due 2/15/19	627
663	Trinseo Materials OP SCA, Term Loan, 8.00%, due 8/2/17	633
1,278	Univar Inc., Term Loan B, 3.50% & 5.00%, due 6/30/17	1,263
		6,109
Clothing - Textiles (0.5%)
1,470	Wolverine Worldwide, Term Loan B, due 10/9/19	1,477	¢^^

Conglomerates (0.7%)
2,090	Wilsonart, LLC, Term Loan B, due 11/1/19	2,096	¢^^

Containers & Glass Products (1.8%)
1,721	Exopack, Term Loan B, 6.50%, due 5/31/17	1,721	Ñ
1,412	Reynolds Group, Term Loan, due 9/28/18	1,417	¢^^
2,209	Sealed Air, Term Loan B, 4.75%, due 10/3/18	2,217
		5,355
Cosmetics - Toiletries (0.5%)
479	Prestige Brands, Term Loan B, 5.25%, due 1/31/19	483
990	Yankee Candle Company, Term Loan, 5.25%, due 4/2/19	997
		1,480
Drugs (1.2%)
2,293	Par Pharmaceutical Companies, Inc., Term Loan B, 5.00%, due 9/28/19	2,285
182	Warner Chilcott Company, Inc., Term Loan B-1, 4.25%, due 3/15/18	182	¢^^

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$478	Warner Chilcott Company, Inc., Term Loan B-1, 4.25%, due 3/15/18	$480	¢^^
239	Warner Chilcott Company, Inc., Term Loan B-2, 4.25%, due 3/15/18	240	¢^^
329	Warner Chilcott Company, Inc., Term Loan B-3, 4.25%, due 3/15/18	330	¢^^
		3,517
Ecological Services & Equipment (0.7%)
2,129	ADS Waste Holdings, Inc., Term Loan B, 5.25%, due 9/11/19	2,148	¢^^

Electronics - Electrical (6.4%)
611	BOC Edwards, First Lien Term Loan, 5.50%, due 5/31/16	612
1,007	CommScope, Term Loan, 4.25%, due 1/14/18	1,012
1,356	Epicor Software Corp., Term Loan B, 5.00%, due 5/16/18	1,362
2,175	Freescale Semiconductor, Term Loan B-2, 6.00%, due 2/28/19	2,157
1,955	Genesys, Term Loan, 6.75%, due 1/31/19	1,975
2,953	Go Daddy, Term Loan B-1, 5.50%, due 12/17/18	2,932
655	Hyland Software, Term Loan B, due 10/31/19	653	¢^^
2,763	NXP Funding, Term Loan A-2, 5.50%, due 3/3/17	2,815	¢^^
1,700	NXP Funding, Term Loan B, 5.25%, due 3/19/19	1,717	¢^^
631	Paradigm, First Lien Term Loan B, 6.50%, due 7/30/19	628
1,016	SkillSoft, Term Loan, 5.00%, due 5/26/17	1,024	¢^^
1,874	Sophia LP, Term Loan, 6.25%, due 7/19/18	1,895
		18,782
Equipment Leasing (1.6%)
963	AWAS Fin Lux 2012 SA, Term Loan B, 5.25%, due 6/10/16	971
1,627	AWAS Fin Lux 2012 SA, Term Loan, 4.75%, due 7/16/18	1,640	Ñ
1,941	International Lease Finance Co., Term Loan, 5.00%, due 6/30/17	1,965
		4,576
Financial Intermediaries (7.3%)
1,869	American Capital, Senior Secured Term Loan, 5.50%, due 8/22/16	1,881
3,421	CITCO, Term Loan, 5.50%, due 6/29/18	3,435	¢^^
656	First Data Corporation, Term Loan B, 5.21%, due 9/24/18	641
770	First Data Corporation, Term Loan, due 3/26/18	733	¢^^
1,634	First Data Corporation, Term Loan, 5.21%, due 3/24/17	1,605
922	HarbourVest Partners, Term Loan, 6.25%, due 12/19/16	920
1,376	Mondrian Investment, Term Loan, 5.50%, due 7/12/18	1,381
1,720	Nuveen Investments Inc., First Lien Term Loan, 7.25%, due 5/13/17	1,732
808	Nuveen Investments Inc., First Lien Term Loan, 5.86%, due 5/13/17	805
1,944	Ocwen Financial, Term Loan, 5.50%, due 9/1/16	1,949
2,022	Residential Capital, Term Loan A-1, 5.00%, due 11/18/13	2,026
605	Residential Capital, Term Loan A-2, 6.75%, due 11/18/13	612
623	Royalty Pharma, Term Loan, 4.00%, due 11/9/18	626	Ñ
1,298	Springleaf, Term Loan, 5.50%, due 5/10/17	1,279
1,721	Walter Investments, First Lien Term Loan, 7.75%, due 6/30/16	1,730
		21,355
Food & Drug Retailers (0.7%)
1,911	Rite Aid Corp., Term Loan 5, 4.50%, due 3/3/18	1,906

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Food Products (1.5%)
$2,601	Del Monte Corp., Term Loan, 4.50%, due 3/8/18	$2,597
193	Pinnacle Foods Finance LLC, Term Loan F, 4.75%, due 10/17/18	193
1,686	Pinnacle Foods Finance LLC, Term Loan E, 4.75%, due 10/17/18	1,690	¢^^
		4,480
Food Service (1.4%)
1,808	OSI Restaurant Partners, Term Loan B, due 10/23/19	1,815	¢^^
491	US Foodservice Inc., Term Loan, 5.75%, due 3/31/17	482
1,928	US Foodservice Inc., Term Loan, 5.75%, due 3/31/17	1,898
		4,195
Health Care (9.6%)
857	Aurora Diagnostics, Term Loan B, 6.25%, due 5/26/16	855
3,284	Bausch & Lomb, Term Loan, 5.25%, due 5/17/19	3,318	¢^^
1,920	CareStream Health Inc., Term Loan, 5.00%, due 2/25/17	1,897
2,062	DaVita, Inc., Term Loan B2, due 8/1/19	2,062	¢^^
2,568	EMS, Term Loan, 5.25%, due 5/25/18	2,586	¢^^
1,244	Grifols, Term Loan B, 4.50%, due 6/1/17	1,254	¢^^
988	Health Management Associates Inc., Term Loan B, 4.50%, due 11/16/18	995
1,250	Hologic, Term Loan B, 4.50%, due 8/1/19	1,263
1,374	IASIS Healthcare Corporation, Term Loan B, 5.00%, due 5/3/18	1,376
1,876	Immucor, Term Loan B-1, 5.75%, due 8/19/18	1,890	¢^^
1,069	IMS Health Incorporated, Term Loan B, due 8/26/17	1,075	¢^^
2,045	Pharmaceutical Product Development, Inc., Term Loan, 6.25%, due 12/5/18	2,071
2,080	Sheridan Healthcare, Inc., First Lien Term Loan, 6.00%, due 6/29/18	2,092
2,478	United Surgical Partners, Term Loan B, 6.00%, due 4/3/19	2,498
2,760	Valeant Pharmaceuticals International, Inc., Term Loan B, due 2/13/19	2,768	¢^^
		28,000
Home Furnishings (1.2%)
3,473	AOT Bedding Super Holdings, LLC, Term Loan B, due 9/20/19	3,469	¢^^

Industrial Equipment (2.8%)
521	Colfax, Term Loan B, 4.75%, due 9/12/18	526
1,851	Generac Power Systems Inc., Term Loan, 6.25%, due 5/30/18	1,888
2,513	Husky Injection Molding, Term Loan B, 5.75%, due 7/2/18	2,541
1,889	Rexnord Corp., Term Loan B, 4.50%, due 4/1/18	1,900	¢^^
324	Terex Corp., Term Loan, due 4/28/17	326	¢^^
931	Terex Corp., Term Loan, 4.50%, due 4/28/17	937
		8,118
Insurance (0.2%)
566	Sedgwick Holdings Inc., Term Loan B, 5.00%, due 12/31/16	567

Leisure Goods - Activities - Movies (1.6%)
1,236	Bombardier Recreational Products Inc., Term Loan B-2, 4.47%, due 6/28/16	1,237	¢^^
2,472	EMI Publishing, Term Loan B, 5.50%, due 6/29/18	2,503

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$970	Six Flags Theme Parks Inc., Term Loan B, 4.25%, due 12/20/18	$975
		4,715
Lodging & Casinos (4.5%)
1,872	Boyd Gaming Corporation, Term Loan, 6.00%, due 12/17/15	1,891
1,409	Cannery Casinos, Term Loan B, due 9/25/18	1,413	¢^^
876	Cannery Casinos, Second Lien Term Loan, 10.00%, due 9/12/19	853
1,652	Mohegan Tribal Gaming Authority, Term Loan A, due 3/31/15	1,619	¢^^
1,882	Peninsula Gaming, Term Loan B, due 5/16/17	1,902	¢^^
740	Penn National Gaming, Term Loan B, 4.00%, due 7/14/18	743
1,864	Station Casinos, Term Loan B-2, 4.21%, due 6/17/16	1,777
3,028	Station Casinos, Term Loan B, 5.50%, due 9/7/19	3,033
		13,231
Nonferrous Metals - Minerals (2.6%)
1,886	Arch Coal, Term Loan, 5.75%, due 5/16/18	1,901
1,302	Fairmount Minerals, Term Loan B, 5.25%, due 3/15/17	1,301
4,315	FMG Resources, Term Loan, due 10/18/17	4,292	¢^^
		7,494
Oil & Gas (3.5%)
333	Chesapeake Energy, Term Loan B, 8.50%, due 12/2/17	333
2,618	Everest Acquisition LLC, Term Loan B-1, 5.00%, due 5/24/18	2,632	¢^^
295	Everest Acquisition LLC, Term Loan B2, due 4/1/19	294	Ñ¢^^
2,231	Frac Tech, Term Loan, 8.50%, due 5/6/16	1,978
3,670	Plains Exploration & Production Company, Term Loan B, due 11/30/19	3,684	¢^^
1,411	Samson Investment Company, Second Lien Term Loan, 6.00%, due 9/25/18	1,423
		10,344
Publishing (1.4%)
2,830	Getty Images, Term Loan, due 10/18/19	2,836	¢^^
1,602	IWCO Direct, Term Loan, 3.59%, due 8/7/14	1,231
167	IWCO Direct, Term Loan DD, 3.59%, due 8/7/14	128
		4,195
Radio & Television (2.9%)
1,991	Clear Channel, Term Loan A, 3.61%, due 7/30/14	1,928	¢^^
3,073	Cumulus Media, First Lien Term Loan, 5.75%, due 9/16/18	3,093	¢^^
682	Formula One, Term Loan B2, due 4/30/19	686	¢^^
1,398	FoxCo Acquisition, Term Loan, 5.50%, due 7/14/17	1,415	¢^^
1,337	Univision Communications Inc., First Lien Term Loan, 4.46%, due 3/31/17	1,306
		8,428
Retailers (except food & drug) (7.7%)
3,232	99¢ Only Stores, Term Loan B-1, 5.25%, due 1/11/19	3,261	¢^^
2,504	Amscan Holdings, Inc., Term Loan, 5.75%, due 7/27/19	2,525
1,322	Bass Pro Shops, Term Loan, 5.25%, due 6/13/17	1,333

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$653	BJ's Wholesale Club, First Lien Term Loan, 5.75%, due 9/26/19	$659
1,820	David's Bridal, Term Loan, due 10/11/19	1,816	¢^^
1,214	Leslie's Poolmart, Term Loan B, 5.25%, due 10/16/19	1,212	††
754	Lord & Taylor, Term Loan B, 4.50%, due 1/11/19	759
730	Michaels Stores Inc., Term Loan B-3, due 7/31/16	736	¢^^
1,882	Michaels Stores Inc., Term Loan B-2, 4.94%, due 7/31/16	1,897
2,112	Neiman Marcus Group Inc., Term Loan, 4.75%, due 5/16/18	2,115
1,325	PETCO Animal Supply Inc., Term Loan, 4.50%, due 11/24/17	1,329
1,283	Pilot Travel Centers, Term Loan B, 4.25%, due 8/7/19	1,289
1,480	Toys R US Delaware Inc, Term Loan, 6.00%, due 9/1/16	1,474
1,985	Toys R US Delaware Inc, Term Loan B2, 5.25%, due 5/25/18	1,943	¢^^
		22,348
Steel (0.7%)
1,970	International Mill Services, Inc., Term Loan, 5.75%, due 3/20/19	1,990	Ñ

Surface Transport (0.4%)
1,259	Avis Budget Car Rental, Term Loan C, 4.25%, due 3/15/19	1,265	¢^^

Utilities (2.5%)
955	Calpine Corporation, Term Loan B3, due 9/30/19	956	¢^^
990	Calpine Corporation, Term Loan, 4.50%, due 4/1/18	991	¢^^
1,854	Essential Power, Term Loan, 5.50%, due 8/8/19	1,854	Ñ
1,962	GenOn Energy, Term Loan, 6.50%, due 12/4/17	1,975
66	Longview Power, Letter of Credit, 0.23%, due 2/28/14	56
1,964	Longview Power, Term Loan, 7.25%, due 10/31/17	1,613
		7,445
	Total Bank Loan Obligations (Cost $262,904)	265,239

Corporate Debt Securities (5.9%)

Airlines (0.2%)
510	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	534	ñ

Chemicals (1.6%)
1,025	Hexion US Finance Corp., Senior Secured Notes, 6.63%, due 4/15/20	1,022
1,080	Momentive Performance Materials, Inc., Senior Secured Notes, 10.00%, due 10/15/20	1,037	ñ
1,860	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	1,283	ØØ
1,215	Momentive Performance Materials, Inc., Senior Secured Notes, 8.88%, due 10/15/20	1,191	ñ
		4,533
Consumer - Commercial Lease Financing (0.6%)
1,065	CIT Group, Inc., Senior Unsecured Notes, Ser. C, 5.25%, due 4/1/14	1,105	ñ
680	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	758	ñ
		1,863

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Floating Rate Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Electronics (0.3%)
$685	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	$726	ñ

Health Facilities (1.6%)
1,475	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	1,530
960	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	1,030
2,120	HCA, Inc., Senior Secured Notes, 4.75%, due 5/1/23	2,120
		4,680
Media - Broadcast (0.3%)
995	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,018	ñØØ

Packaging (0.5%)
1,511	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	1,526	ñ

Software - Services (0.8%)
1,490	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,542	ñ
840	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	840	ñ
		2,382
	Total Corporate Debt Securities (Cost $17,258)	17,262

NUMBER OF SHARES

Short-Term Investments (19.9%)
844,403	State Street Institutional Government Money Market Fund Institutional Class	844
57,405,840	State Street Institutional Liquid Reserves Fund Institutional Class	57,406	ØØ

	Total Short-Term Investments (Cost $58,250)	58,250

	Total Investments (116.4%) (Cost $338,412)	340,751	##

	Liabilities, less cash, receivables and other assets [(16.4%)]	(48,074)

	Total Net Assets (100.0%)	$292,677

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Bank Loan Obligationsµ (13.3%)

All Telecom (2.0%)
$22,000	Crown Castle Operating Corp., Term Loan B, 4.00%, due 1/31/19	$22,100
8,726	Intelsat Jackson Holdings, Term Loan B-1, 4.50%, due 4/2/18	8,779
9,289	Level 3 Financing, Inc., Term Loan B, 5.25%, due 8/1/19	9,388	¢^^
9,651	Level 3 Financing, Inc., Term Loan B2, due 8/1/19	9,690	¢^^
3,776	Syniverse Technologies, Term Loan, 5.00%, due 4/23/19	3,794
9,975	Windstream Corp., Term Loan B-3, due 8/8/19	10,021	¢^^
		63,772
Automotive (1.7%)
24,373	Chrysler Automotive, Term Loan B, 6.00%, due 5/24/17	24,877
13,294	Goodyear Tire & Rubber Company, Second Lien Term Loan, 4.75%, due 4/30/19	13,371
18,295	Navistar International, Term Loan B, 7.00%, due 8/15/17	18,341	¢^^
		56,589
Building & Development (0.7%)
21,630	Realogy Corporation, Term Loan, 4.46%, due 10/10/16	21,572

Business Equipment & Services (0.5%)
8,805	Ceridian Corp., Term Loan, 5.96%, due 5/9/17	8,772
7,216	Monitronics, Term Loan, 5.50%, due 3/23/18	7,253
		16,025
Cable & Satellite Television (0.9%)
9,975	Cequel Communications, LLC, Term Loan, due 2/14/19	9,977	¢^^
7,918	Charter Communications Operating LLC, Term Loan D, 4.00%, due 5/15/19	7,970
10,000	Wave Division Holdings, Inc., Term Loan, due 9/30/19	10,108	¢^^
		28,055
Ecological Services & Equipment (0.2%)
8,050	ADS Waste Holdings, Inc., Term Loan B, 5.25%, due 9/28/19	8,122	¢^^

Electronics - Electrical (0.2%)
5,003	Sophia LP, Term Loan, 6.25%, due 7/19/18	5,061

Financial Intermediaries (1.2%)
12,033	First Data Corporation, Term Loan, 5.21%, due 3/24/17	11,822
25,947	Springleaf, Term Loan, 5.50%, due 5/10/17	25,577
		37,399
Health Care (1.9%)
11,840	DaVita, Inc., Term Loan B2, due 8/1/19	11,840	¢^^
8,042	EMS, Term Loan, 5.25%, due 5/25/18	8,098
11,125	HCA Inc., Term Loan B2, 3.61%, due 3/31/17	11,134

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$6,111	Hologic, Term Loan B, 4.50%, due 8/1/19	$6,175
8,173	Pharmaceutical Product Development, Inc., Term Loan, 6.25%, due 12/5/18	8,278
10,699	United Surgical Partners, Term Loan B, 6.00%, due 4/3/19	10,788	¢^^
6,060	Valeant Pharmaceuticals International, Inc., Term Loan B, due 9/12/19	6,071	¢^^
		62,384
Industrial Equipment (0.1%)
4,609	Generac Power Systems Inc., Term Loan, due 5/30/18	4,701	¢^^

Lodging & Casinos (1.4%)
10,105	Ceasers Entertainment Operating Co., Term Loan B5, 4.46%, due 1/28/18	8,729
25,157	Graton Resort & Casino, Term Loan B, 9.00%, due 8/3/18	25,681
11,845	Station Casinos, Term Loan B-2, 4.21%, due 6/17/16	11,298
		45,708
Nonferrous Metals - Minerals (0.9%)
5,965	Arch Coal, Term Loan, 5.75%, due 5/16/18	6,012
24,475	FMG Resources, Term Loan, due 10/18/17	24,340	¢^^
		30,352
Oil & Gas (0.1%)
3,906	Chesapeake Energy, Term Loan B, 8.50%, due 12/2/17	3,909

Publishing (0.2%)
7,902	Cengage Learning, Term Loan B1, 5.72%, due 7/31/17	7,168

Radio & Television (0.3%)
4,035	Clear Channel, Term Loan A, 3.61%, due 7/30/14	3,907
5,009	Univision Communications Inc., First Lien Term Loan, 4.46%, due 3/31/17	4,893
		8,800
Retailers (except food & drug) (0.6%)
13,392	Amscan Holdings, Inc., Term Loan, 5.75%, due 7/27/19	13,506
7,140	Toys R US Delaware Inc., Term Loan B3, 5.25%, due 5/25/18	6,986	¢^^
		20,492
Utilities (0.4%)
11,999	Calpine Corporation, Term Loan, 4.50%, due 4/1/18	12,016

	Total Bank Loan Obligations (Cost $425,663)	432,125

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Corporate Debt Securities (83.3%)

Airlines (0.7%)
$7,865	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	$8,229	ñØØ
8,926	United Airlines, Inc., Senior Secured Notes, 9.88%, due 8/1/13	9,104	ñØØ
3,373	United Airlines, Inc., Pass-Through Certificates, Ser. 2009-2, Class A, 9.75%, due 1/15/17	3,904
		21,237
Auto Loans (0.5%)
16,705	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	17,103	ñ

Automakers (0.6%)
1,390	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	1,479
5,785	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	8,121
2,670	Ford Motor Co., Senior Unsecured Notes, 8.90%, due 1/15/32	3,541
3,734	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	5,185
		18,326
Banking (1.7%)
10,275	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	10,872	ØØ
13,230	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	14,530	ØØ
1,420	Ally Financial, Inc., Subordinated Notes, 8.00%, due 12/31/18	1,603
14,865	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	17,728	ØØ
5,515	Ally Financial, Inc., Guaranteed Notes, 7.50%, due 9/15/20	6,501
3,985	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 11/1/31	4,742	ØØ
		55,976
Beverages (0.1%)
2,065	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	2,385

Building & Construction (0.8%)
2,265	Beazer Homes USA, Inc., Guaranteed Notes, 9.13%, due 5/15/19	2,378
8,010	D.R. Horton, Inc., Guaranteed Notes, 4.38%, due 9/15/22	8,030
12,590	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	13,125	ñ
3,065	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 1/15/21	3,556
		27,089
Building Materials (1.3%)
4,910	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	5,374
2,460	Ply Gem Industries, Inc., Senior Secured Notes, 8.25%, due 2/15/18	2,626
17,520	USG Corp., Senior Unsecured Notes, 9.75%, due 1/15/18	19,141	ØØ
12,490	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	13,614	ñ
		40,755
Chemicals (3.1%)
5,025	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	5,666
10,900	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	12,399
21,605	LyondellBasell Industries NV, Senior Unsecured Notes, 5.00%, due 4/15/19	23,387	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$4,425	LyondellBasell Industries NV, Senior Unsecured Notes, 6.00%, due 11/15/21	$5,116	ØØ
10,685	Momentive Performance Materials, Inc., Senior Secured Notes, 10.00%, due 10/15/20	10,258	ñØØ
37,914	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	26,161	ØØ
18,520	MPM Escrow LLC/MPM Finance Escrow Corp., Senior Secured Notes, 8.88%, due 10/15/20	18,149	ñ
		101,136
Computer Hardware (0.3%)
8,110	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	8,475

Consumer - Commercial Lease Financing (4.1%)
1,165	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	1,195
19,190	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	21,397	ñ
35,870	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	38,246	ñ
11,195	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 6.63%, due 11/15/13	11,699
14,245	Int'l Lease Finance Corp., Senior Secured Notes, 6.50%, due 9/1/14	15,313	ñ
17,770	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	20,009
3,730	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	4,355
1,315	Int'l Lease Finance Corp., Senior Unsecured Notes, 5.88%, due 4/1/19	1,393
4,970	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	5,357
11,305	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 1/15/22	13,665
		132,629
Consumer Products (0.1%)
3,000	Alphabet Holding Co., Inc., Senior Unsecured Notes, 7.75%, due 11/1/17	3,026	ñc

Department Stores (1.1%)
38,034	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	35,562

Electric - Generation (2.0%)
5,805	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	6,153	ñØØ
4,216	Calpine Corp., Senior Secured Notes, 7.88%, due 7/31/20	4,617	ñØØ
16,100	NRG Energy, Inc., Guaranteed Notes, 8.50%, due 6/15/19	17,428
9,815	NRG Energy, Inc., Guaranteed Notes, 8.25%, due 9/1/20	10,821
22,895	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	25,070
		64,089
Electric - Integrated (0.8%)
6,650	CMS Energy Corp., Senior Unsecured Notes, 4.25%, due 9/30/15	7,074
270	CMS Energy Corp., Senior Unsecured Notes, 6.55%, due 7/17/17	320
185	CMS Energy Corp., Senior Unsecured Notes, 5.05%, due 2/15/18	209
13,535	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	15,074	ñ
3,545	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	3,740
		26,417
Electronics (2.1%)
6,270	Amkor Technology, Inc., Guaranteed Notes, 6.38%, due 10/1/22	5,815	ñ
14,820	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	14,450

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$29,635	Ceridian Corp., Guaranteed Notes, 12.25%, due 11/15/15	$29,116	c
9,610	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	10,187	ñ
8,060	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	8,624	ñ
		68,192
Energy - Exploration & Production (10.6%)
14,220	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	15,926
12,080	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	12,820
1,570	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	1,649
8,510	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	8,936
14,703	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	14,887
10,170	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	10,856
10,080	Continental Resources, Inc., Guaranteed Notes, 5.00%, due 9/15/22	10,634	ñ
2,285	EP Energy LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	2,365	ñ
34,206	Everest Acquisition LLC, Senior Unsecured Notes, 9.38%, due 5/1/20	37,798	ñ
21,720	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	20,417
11,880	Forest Oil Corp., Guaranteed Notes, 7.50%, due 9/15/20	12,147	ñ
18,285	Linn Energy LLC, Guaranteed Notes, 6.25%, due 11/1/19	18,285	ñ
10,375	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	11,348
15,241	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	16,270
17,615	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	19,024
4,760	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	5,081
4,500	Plains Exploration & Production Co., Guaranteed Notes, 7.63%, due 6/1/18	4,770
3,230	Plains Exploration & Production Co., Guaranteed Notes, 6.13%, due 6/15/19	3,222
8,580	Plains Exploration & Production Co., Guaranteed Notes, 8.63%, due 10/15/19	9,459
12,630	Plains Exploration & Production Co., Guaranteed Notes, 6.50%, due 11/15/20	12,630
8,060	Plains Exploration & Production Co., Guaranteed Notes, 6.63%, due 5/1/21	8,060
19,540	Plains Exploration & Production Co., Guaranteed Notes, 6.75%, due 2/1/22	19,638
11,820	Plains Exploration & Production Co., Guaranteed Notes, 6.88%, due 2/15/23	11,805
2,210	Range Resources Corp., Guaranteed Notes, 8.00%, due 5/15/19	2,442
4,495	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	4,810
2,910	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	3,041
13,700	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	14,385	ñ
7,665	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 2/15/23	7,933	ñ
6,760	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	7,216
14,760	WPX Energy, Inc., Senior Unsecured Notes, 6.00%, due 1/15/22	15,793
		343,647
Food & Drug Retailers (0.7%)
3,935	Rite Aid Corp., Secured Notes, 7.50%, due 3/1/17	4,043
1,205	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	1,238
3,985	Rite Aid Corp., Secured Notes, 10.25%, due 10/15/19	4,553
11,124	Rite Aid Corp., Senior Secured Notes, 8.00%, due 8/15/20	12,782
		22,616
Gaming (3.7%)
12,920	Boyd Acquisition Sub LLC/Boyd Acquisition Finance Corp., Guaranteed Notes, 8.38%, due 2/15/18	13,211	ñ
3,580	Boyd Gaming Corp., Senior Subordinated Notes, 7.13%, due 2/1/16	3,499
7,645	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	8,161
5,185	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	5,522	ñ
1,841	CityCenter Holdings LLC, Secured Notes, 10.75%, due 1/15/17	1,946	c

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$9,865	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	$10,494	ñ
4,526	MGM Mirage, Inc., Senior Secured Notes, 10.38%, due 5/15/14	5,086
3,410	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	3,615
1,805	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	2,013
3,740	MGM Resorts Int'l, Guaranteed Notes, 6.75%, due 10/1/20	3,712	ñ
35,585	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	36,786
3,325	Mohegan Tribal Gaming Authority, Secured Notes, 10.50%, due 12/15/16	3,134	ñ
6,860	Mohegan Tribal Gaming Authority, Guaranteed Notes, 11.00%, due 9/15/18	5,085	ñ
6,120	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	6,625
7,345	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	8,006	ñ
3,057	Wynn Las Vegas LLC, 1st Mortgage, 7.75%, due 8/15/20	3,431
		120,326
Gas Distribution (4.6%)
830	Access Midstream Partner L.P., Guaranteed Notes, 5.88%, due 4/15/21	863
14,905	Access Midstream Partner L.P., Guaranteed Notes, 6.13%, due 7/15/22	15,762
10,695	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	11,497
14,299	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	15,532
10,400	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	11,882
4,700	El Paso Corp., Senior Unsecured Notes, 7.25%, due 6/1/18	5,427
5,970	El Paso Corp., Senior Unsecured Global Medium-Term Notes, 7.75%, due 1/15/32	7,125
6,535	El Paso Energy Corp., Senior Unsecured Global Medium-Term Notes, 7.80%, due 8/1/31	7,778
16,665	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	18,956
11,870	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	12,701
4,055	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	4,439
5,775	Kinder Morgan Finance Co., Senior Secured Notes, 6.00%, due 1/15/18	6,336	ñ
6,160	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	6,591
10,155	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	10,917
6,201	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.50%, due 10/1/18	6,666	ñ
5,982	Suburban Propane Partners L.P./ Suburban Energy Finance Corp., Senior Unsecured Notes, 7.38%, due 8/1/21	6,401	ñ

		148,873

Health Facilities (4.8%)
19,490	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	20,221
1,345	Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	1,345
1,985	Columbia/HCA Corp., Senior Unsecured Notes, 7.69%, due 6/15/25	2,005
1,370	Columbia/HCA Corp., Senior Unsecured Notes, 7.05%, due 12/1/27	1,295
4,820	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	5,037
22,155	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	24,897
1,615	HCA, Inc., Senior Secured Notes, 6.50%, due 2/15/20	1,785
7,490	HCA, Inc., Senior Secured Notes, 7.88%, due 2/15/20	8,370
17,415	HCA, Inc., Senior Secured Notes, 4.75%, due 5/1/23	17,415
13,195	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	14,382
8,070	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	8,594
3,590	Tenet Healthcare Corp., Senior Unsecured Notes, 9.25%, due 2/1/15	4,048
20,890	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	23,344
4,755	Tenet Healthcare Corp., Senior Secured Notes, 4.75%, due 6/1/20	4,713	ñ
12,420	United Surgical Partners Int'l, Inc., Guaranteed Notes, 9.00%, due 4/1/20	13,600
3,395	Universal Health Services, Inc., Senior Secured Notes, 7.13%, due 6/30/16	3,845
		154,896

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Hotels (0.5%)
$12,475	Host Hotels & Resorts L.P., Unsubordinated Notes, Ser. W, 5.88%, due 6/15/19	$13,722
1,400	Host Hotels & Resorts L.P., Senior Unsecured Notes, 6.00%, due 10/1/21	1,624
		15,346
Investments & Misc. Financial Services (1.6%)
22,510	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	23,523
19,265	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	20,710	ñ
5,815	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	6,251
		50,484
Leisure (0.2%)
7,095	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	8,026

Machinery (1.4%)
14,385	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	16,902
8,960	CNH Capital LLC, Senior Notes, 3.88%, due 11/1/15	9,184	ñ
1,620	Terex Corp., Senior Subordinated Notes, 8.00%, due 11/15/17	1,691
5,355	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	5,623
5,280	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	5,901
5,585	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	6,269
		45,570
Media - Broadcast (2.5%)
4,560	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	5,164
10,215	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	9,551
8,740	Clear Channel Communications, Inc., Guaranteed Notes, 10.75%, due 8/1/16	6,468
17,295	Cumulus Media Holdings, Inc., Guaranteed Notes, 7.75%, due 5/1/19	16,906
3,950	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	4,483	ñ
13,671	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	13,979	ñ
14,360	Univision Communications, Inc., Guaranteed Notes, 8.50%, due 5/15/21	14,432	ñ
8,700	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	9,613	ñ
		80,596
Media - Cable (4.1%)
9,405	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	10,275
25	CCO Holdings LLC, Guaranteed Notes, 7.88%, due 4/30/18	27
9,015	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	9,691
2,965	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	3,336
2,215	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	2,243	ñ
12,480	Cequel Communications Holdings I LLC/Cequel Capital Corp., Senior Unsecured Notes, 8.63%, due 11/15/17	13,353	ñ
3,890	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	4,503
13,705	CSC Holdings LLC, Senior Unsecured Notes, 6.75%, due 11/15/21	15,247	ñ
3,615	DISH DBS Corp., Guaranteed Notes, 7.75%, due 5/31/15	4,067
4,510	DISH DBS Corp., Guaranteed Notes, 4.63%, due 7/15/17	4,651
28,224	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	31,434
19,425	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	20,396

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$3,745	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	$4,185
9,475	EchoStar DBS Corp., Guaranteed Notes, 6.63%, due 10/1/14	10,280
		133,688
Media - Services (1.2%)
4,845	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	5,196
3,595	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 7.63%, due 3/15/20	3,424
23,530	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	25,913
425	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	467
2,735	WMG Acquisition Corp., Senior Secured Notes, 6.00%, due 1/15/21	2,742	ñØ
		37,742
Medical Products (0.8%)
7,525	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.63%, due 7/31/19	7,920	ñ
2,635	Fresenius Medical Care US Finance II, Inc., Guaranteed Notes, 5.88%, due 1/31/22	2,803	ñ
9,315	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	10,433	ñ
5,085	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	5,390	ñ
		26,546
Metals - Mining Excluding Steel (2.4%)
4,780	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 10/1/20	4,230
3,790	Arch Coal, Inc., Guaranteed Notes, 7.25%, due 6/15/21	3,344
15,470	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	15,625	ñ
19,680	FMG Resources (August 2006) Pty Ltd., Senior Unsecured Notes, 6.00%, due 4/1/17	18,893	ñ
17,415	FMG Resources (August 2006) Pty Ltd., Senior Unsecured Notes, 6.88%, due 4/1/22	16,370	ñ
10,085	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 8.25%, due 11/1/19	10,085	ñ
8,500	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	8,819
		77,366
Packaging (4.6%)
11,546	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	12,556
45,040	Berry Plastics Corp., Secured Notes, 9.75%, due 1/15/21	51,120
5,520	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	5,865
6,148	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	7,040
25,090	Reynolds Group Issuer, Inc., Guaranteed Notes, 9.88%, due 8/15/19	26,282
18,070	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	19,606	ØØ
17,940	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	18,119	ñ
7,560	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	8,033
		148,621
Pharmaceuticals (1.7%)
6,370	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	6,880
4,445	Jaguar Holding Co., Senior Notes, 9.38%, due 10/15/17	4,512	ñc
7,860	Jaguar Holding Co., Senior Unsecured Notes, 9.50%, due 12/1/19	8,783	ñ
9,390	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	10,071	ñ
2,995	Valeant Pharmaceuticals Int'l, Senior Notes, 6.38%, due 10/15/20	3,152	ñ
20,210	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	21,271	ñ
		54,669

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Printing & Publishing (3.6%)
$9,920	Cengage Learning Acquisitions, Inc., Senior Secured Notes, 11.50%, due 4/15/20	$10,639	ñ
3,590	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	3,994
20,180	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	22,021
5,905	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	6,436
18,130	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	18,017
35,100	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	36,153
20,230	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 7.63%, due 6/15/20	19,927
		117,187
Real Estate Dev. & Mgt. (0.3%)
9,520	Realogy Corp., Senior Secured Notes, 7.63%, due 1/15/20	10,686	ñ

Software - Services (2.7%)
4,942	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	5,393
5,290	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	5,912
21,485	First Data Corp., Guaranteed Notes, 11.25%, due 3/31/16	21,002
7,420	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	7,680	ñØØ
7,155	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	7,155	ñ
11,060	Sophia, L.P., Guaranteed Notes, 9.75%, due 1/15/19	11,820	ñ
3,845	SunGard Data Systems, Inc., Guaranteed Notes, 7.38%, due 11/15/18	4,138
14,965	SunGard Data Systems, Inc., Guaranteed Notes, 6.63%, due 11/1/19	15,096	ñØ
3,805	SunGard Data Systems, Inc., Guaranteed Notes, 7.63%, due 11/15/20	4,133	ØØ
4,000	Syniverse Holdings, Inc., Guaranteed Notes, 9.13%, due 1/15/19	4,260
		86,589
Specialty Retail (1.6%)
2,939	Limited Brands, Inc., Guaranteed Notes, 8.50%, due 6/15/19	3,560
5,295	PC Merger Sub, Inc., Senior Notes, 8.88%, due 8/1/20	5,626	ñ
21,500	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	23,247
18,550	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	19,918
		52,351
Steel Producers - Products (1.0%)
7,515	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	7,490
23,944	ArcelorMittal, Senior Unsecured Notes, 5.50%, due 8/5/20	23,093
2,700	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 3/1/21	2,607
		33,190
Support - Services (1.7%)
1,660	ADS Waste Holdings, Inc., Senior Notes, 8.25%, due 10/1/20	1,718	ñ
5,885	HDTFS, Inc., Guaranteed Notes, 5.88%, due 10/15/20	5,944	ñ
6,570	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	7,408
10,795	Iron Mountain, Inc., Senior Subordinated Notes, 5.75%, due 8/15/24	10,768
7,010	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	6,169	ñ
8,260	RSC Equipment Rental, Inc., Senior Unsecured Notes, 8.25%, due 2/1/21	9,127
3,490	UR Merger Sub Corp., Guaranteed Notes, 10.88%, due 6/15/16	3,887
7,825	UR Merger Sub Corp., Secured Notes, 5.75%, due 7/15/18	8,412	ñ

		53,433

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman High Income Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Telecom - Integrated Services (4.8%)
$3,442	CenturyLink, Inc., Senior Unsecured Notes, Ser. N, 6.00%, due 4/1/17	$3,818
1,610	CenturyLink, Inc., Senior Unsecured Notes, Ser. S, 6.45%, due 6/15/21	1,765
8,605	CenturyLink, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	9,057
15,560	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	16,610
2,760	Frontier Communications Corp., Senior Unsecured Notes, 9.25%, due 7/1/21	3,264
8,070	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	8,231	ñ
10,415	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	10,962	c
2,340	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	2,627
2,830	Level 3 Communications, Inc., Senior Unsecured Notes, 8.88%, due 6/1/19	2,972	ñ
10,085	Level 3 Financing, Inc., Guaranteed Notes, 8.13%, due 7/1/19	10,766
8,405	Level 3 Financing, Inc., Guaranteed Notes, 8.63%, due 7/15/20	9,161
3,370	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	3,631
1,390	PAETEC Holding Corp., Guaranteed Notes, 9.88%, due 12/1/18	1,588
3,600	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	3,803
4,060	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	4,856
8,630	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	8,673
1,585	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	1,654
30,350	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	33,802
3,000	Windstream Corp., Guaranteed Notes, 8.13%, due 9/1/18	3,248
335	Windstream Corp., Guaranteed Notes, 7.00%, due 3/15/19	343
12,290	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	13,027

		153,858

Telecom - Wireless (2.9%)
7,100	CC Holdings GS V LLC/Crown Castle GS III Corp., Senior Secured Notes, 7.75%, due 5/1/17	7,562	ñ
8,255	MetroPCS Wireless, Inc., Guaranteed Notes, 6.63%, due 11/15/20	8,874
4,495	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	4,675	ñ
17,885	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	18,287
15,840	Sprint Capital Corp., Guaranteed Notes, 8.75%, due 3/15/32	18,691
7,270	Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	8,978	ñ
7,024	Sprint Nextel Corp., Guaranteed Notes, 7.00%, due 3/1/20	8,148	ñ
2,770	Wind Acquisition Finance SA, Senior Secured Notes, 7.25%, due 2/15/18	2,701	ñ
17,025	Wind Acquisition Finance SA, Senior Secured Notes, 7.25%, due 2/15/18	16,514	ñ
		94,430
	Total Corporate Debt Securities (Cost $2,566,205)	2,693,133

NUMBER OF SHARES

Short-Term Investments (4.3%)
137,664,047	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $137,664)	137,664

	Total Investments (100.9%) (Cost $3,129,532)	3,262,922	##

	Liabilities, less cash, receivables and other assets [(0.9%)]	(29,031)

	Total Net Assets (100.0%)	$3,233,891

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Municipal Debt Securities (101.7%)

Arizona (0.7%)
$1,000	Phoenix Civic Imp. Corp. Wastewater Sys. Jr. Lien Ref. Rev., Ser. 2011, 2.00%, due 7/1/18	$1,030

Arkansas (2.2%)
1,605	Arkansas St. Dev. Fin. Au. St. Park Fac. Ref. Rev. (Mt. Magazine Proj.), Ser. 2012, (AGM Insured), 3.00%, due 1/1/22	1,665
1,470	Springdale Sales & Use Rev., Ser. 2012, 3.00%, due 11/1/21	1,564	Ø
		3,229
California (10.7%)
675	Acalanes Union High Sch. Dist. G.O. Ref. Rev., Ser. 2012, 4.00%, due 8/1/22	796
1,400	California St. Poll. Ctrl. Fin. Au. Env. Imp. Rev. (Air Prods. & Chemicals, Inc.), Ser. 1997-B, 0.24%, due 3/1/42	1,400	µß
1,000	California Pub. Works Board Lease Rev. Dept. of Mental Hlth. (Coalinga St. Hosp.), Ser. 2004-A, 5.50%, due 6/1/21	1,074
1,000	California St. G.O., Ser. 2010, 5.25%, due 3/1/30	1,149
795	Inglewood Pub. Fin. Au. Lease Ref. Rev., Ser. 2012, 5.00%, due 8/1/16	844
1,500	Irvine Imp. Bond Act 1915 Ltd. Oblig. (Spec. Assessment Dist. Number 12-1), Ser. 2012, 3.00%, due 9/2/16	1,583
400	JPMorgan Chase Putters/Drivers Trust Var. Sts. Rev., Ser. 2012-4059, (LOC: JPMorgan Chase Bank, N.A.), 0.23%, due 5/1/13	400	ñµ
1,190	Mesa Cons. Wtr. Dist. Cert. of Participation, Ser. 2010, 5.00%, due 3/15/22	1,440
705	Oakland G.O. Ref., Ser. 2012, 5.00%, due 1/15/20	843
900	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,075
905	San Diego Pub. Fac. Fin. Au. Lease Ref. Rev. (Ballpark), Ser. 2007-A, (AMBAC Insured), 5.25%, due 2/15/21	1,013
1,500	San Francisco City & Co. Pub. Utils. Commission Wtr. Ref. Rev., Ser. 2011-D, 5.00%, due 11/1/24	1,830
740	San Marcos Unified Sch. Dist. G.O. (Election 2010), Ser. 2012-B, 0.00%, due 8/1/26	412
645	San Marcos Unified Sch. Dist. G.O. (Election 2010), Ser. 2012-B, 0.00%, due 8/1/27	340
1,000	Santa Barbara Unified Sch. Dist. G.O. (Election 2010), Ser. 2012-C, 0.00%, due 8/1/37	645
1,000	Turlock Irrigation Dist. Ref. Rev. (First Priority), Ser. 2011, 5.00%, due 1/1/19	1,190
		16,034
Colorado (2.2%)
1,000	Colorado St. Ed. & Cultural Facs. Au. Rev. (Nat'l Jewish Federation), Ser. 2007-D3, (LOC: JPMorgan Chase Bank, N.A.), 0.23%, due 12/1/37	1,000	µß
730	Denver City & Co. Cert. of Participation (Wastewater/Rosyn Properties), Ser. 2010-B, 3.00%, due 12/1/16	784
475	No. Colorado Wtr. Conservancy Dist. Cert. of Participation, Ser. 2012, 4.00%, due 7/1/18	539
450	No. Colorado Wtr. Conservancy Dist. Cert. of Participation, Ser. 2012, 4.00%, due 7/1/19	513
475	No. Colorado Wtr. Conservancy Dist. Cert. of Participation, Ser. 2012, 3.00%, due 7/1/20	506

		3,342
Delaware (0.1%)
195	Univ. of Delaware Rev., Ser. 2004-B, (LOC: Bank of America), 0.27%, due 11/1/34	195	µØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

District of Columbia (1.2%)
$1,000	Dist. of Columbia Rev. (Assoc. of American Med. College), Ser. 2011-B, 5.00%, due 10/1/22	$1,176	ß
505	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 2.15%, due 6/1/15	505	ß
165	Dist. of Columbia Univ. Ref. Rev. (Georgetown Univ.), Ser. 2009-A, 5.00%, due 4/1/21	192	ß
		1,873
Florida (11.8%)
1,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/26	1,139
2,300	Collier Co. Gas Tax Ref. Rev., Ser. 2012, 5.00%, due 6/1/16	2,596
1,300	Eclipse Funding Trust Var. Sts. Rev. (Solar Eclipse Miami-Dade Co.), Ser. 2007-0045, (LOC: U.S. Bank), 0.23%, due 4/1/37	1,300	µ
1,495	Florida St. Muni. Loan Council Rev., Ser. 2012, (AGM Insured), 4.00%, due 5/1/19	1,678	Ø
1,420	Gulf Breeze Rev. (Local Gov't), Ser. 1985, 1.70%, due 12/1/20 Putable 12/1/2017	1,419	µ
1,000	Miami-Dade Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/22	1,170
1,000	Orange Co. Sch. Board Cert. of Participation, Ser. 2012-A, 5.00%, due 8/1/19	1,194
1,000	Palm Beach Co. G.O. Ref. (Rec. & Cultural Facs.), Ser. 2010, 5.00%, due 7/1/20	1,247
750	Palm Beach Co. Solid Waste Au. Rev., Ser. 2002-B, (AMBAC Insured), 0.00%, due 10/1/15	722
1,255	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/22	1,416	ß
1,580	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/23	1,761	ß
2,000	Space Coast Infrastructure Agcy. Imp. Rev. (I-95 Brevard Co. DBF Proj.), Ser. 2012, 4.00%, due 6/15/17	2,160
		17,802
Georgia (0.9%)
1,000	Gwinnett Co. Sch. Dist. G.O. Ref., Ser. 2010, 5.00%, due 2/1/25	1,323

Illinois (6.7%)
2,000	Chicago G.O., Ser. 2010-A, 5.00%, due 12/1/15	2,253
1,000	Chicago O'Hare Int'l Arpt. Gen. Arpt. Third Lien Ref. Rev., Ser. 2005-B, (National Public Finance Guarantee Corp. Insured), 5.25%, due 1/1/17	1,163
1,165	Chicago Park Dist. G.O., Ser. 2011-C, 5.00%, due 1/1/24	1,417
1,400	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27 Pre-Refunded 12/1/2020	1,820
200	Cook Co. Sch. Dist. Number 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/27	223
1,000	Cook Co. Sch. Dist. Number 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/30	1,141
750	Dekalb Kane Lasalle Cos. Comm. College Dist. Number 523 G.O., Ser. 2011-B, 0.00%, due 2/1/25	467
1,500	Illinois St. G.O. Ref., Ser. 2010, (AGM Insured), 5.00%, due 1/1/15	1,627
		10,111
Indiana (4.8%)
1,000	Boone Co. Hosp. Assoc. Lease Rev., Ser. 2005, (National Public Finance Guarantee Corp. Insured), 5.25%, due 7/10/17	1,112
1,000	Eclipse Funding Trust Var. Sts. (Solar Eclipse), Ser. 2007-0052, (LOC: U.S. Bank), 0.23%, due 7/15/26	1,000	ñµ
500	Indiana Fin. Au. Midwestern Disaster Relief Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2012-A, 5.00%, due 6/1/32	538	ß
940	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2010-B, 5.00%, due 1/1/22	1,125
1,280	Indiana St. Muni. Pwr. Agcy. Rev., Ser. 2011-A, 5.00%, due 1/1/18	1,527
1,615	Indiana St. Fin. Au. Rev. (St. Revolving Fund Prog.), Ser. 2009-A1, 5.00%, due 2/1/21	1,938

		7,240

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Iowa (0.9%)
$1,345	Iowa Fin. Au. Hlth. Care Fac. Rev. (Genesis Hlth. Sys.), Ser. 2010, 5.00%, due 7/1/13	$1,381	ß

Kansas (1.0%)
720	Olathe Hlth. Facs. Rev. (Med. Ctr.), Ser. 2012-A, 3.00%, due 9/1/16	756	ß
750	Wichita Hosp. Rev. (Facs. Imp.), Ser. 2009-IIIA, 4.50%, due 11/15/12	751	ß
		1,507
Louisiana (2.0%)
1,280	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Plaquemines Proj.), Ser. 2012, (AGM Insured), 4.00%, due 9/1/21	1,429
100	Louisiana St. Pub. Facs. Au. Rev. (Air Prods. & Chemicals, Inc.), Ser. 2008-C, 0.21%, due 12/1/43	100	µß
795	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/23	860
570	Terrebonne Parish LA Hosp. Svc. Dist. Number 1 Hosp. Ref. Rev. (Gen. Med. Ctr. Proj.), Ser. 2010, 4.00%, due 4/1/15	602
		2,991
Maryland (1.6%)
1,000	Maryland St. G.O. (St. & Local Facs. Loan), Ser. 2012-B, 3.00%, due 3/15/23	1,075
1,250	Maryland St. G.O., Ser. 2011-B, 4.00%, due 3/15/25	1,400
		2,475
Massachusetts (4.1%)
2,000	Massachusetts Bay Trans. Au. Rev. (Assessment), Ser. 2006-A, 5.25%, due 7/1/30	2,656
950	Massachusetts Bay Trans. Au. Sr. Sales Tax Rev., Ser. 2006-A, 5.25%, due 7/1/34	1,252
600	Massachusetts St. HFA Hsg. Rev. (Single Family), Ser. 2009-144, 3.95%, due 6/1/18	652
500	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Berklee College of Music), Ser. 2007-A, 5.00%, due 10/1/15	557	ß
1,000	Massachusetts St. Hlth. & Ed. Fac. Au. Rev. (Northeastern Univ.), Ser. 2008-T3, 2.70%, due 10/1/37 Putable 2/20/14	1,024	µß
		6,141
Michigan (2.2%)
350	Forest Hills Pub. Sch. G.O. Ref., Ser. 2005, (AGM Insured), 5.00%, due 5/1/21	382
2,075	Michigan St. Hosp. Fin. Au. Rev. (Ascension Healthcare Group), Ser. 1999-B4, 0.90%, due 11/15/33 Putable 3/16/2015	2,076	µßØØ
800	Univ. of Michigan Rev., Ser. 2012-B, (LOC: Northern Trust Co.), 0.20%, due 4/1/42	800	µ
		3,258
Minnesota (0.6%)
755	Willmar G.O. Ref. (Rice Mem. Hosp. Proj.), Ser. 2012-A, 5.00%, due 2/1/19	919

Mississippi (0.8%)
1,045	Mississippi Dev. Bank Spec. Oblig. (Dept. Corrections), Ser. 2010-D, 5.00%, due 8/1/22	1,231

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Missouri (1.0%)
$750	Missouri St. Dev. Fin. Board Infrastructure Facs. Rev. (St. Joseph Swr. Sys. Imp.), Ser. 2012-C, 3.25%, due 11/1/24	$742	Ø
750	Missouri St. Hlth. & Ed. Fac. Au. Rev. (Children's Mercy Hosp.), Ser. 2009, 5.13%, due 5/15/24	827	ß
		1,569
Nebraska (1.0%)
1,220	Omaha Pub. Fac. Corp. Lease Rev. (Baseball Stadium Proj.), Ser. 2009, 5.00%, due 6/1/22	1,437

Nevada (0.6%)
750	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23	863

New Jersey (4.7%)
305	Harrison G.O., Ser. 2012-A, 5.00%, due 4/15/18	344
365	Harrison G.O., Ser. 2012-A, 4.25%, due 4/15/19	396
365	Harrison G.O., Ser. 2012-A, 4.25%, due 4/15/20	394
240	Harrison G.O., Ser. 2012-A, 4.25%, due 4/15/21	257
755	Morristown Parking Au. Rev., Ser. 2011, 4.00%, due 8/1/18	846
1,000	New Jersey Econ. Dev. Au. Rev. (Sch. Fac. Construction), Ser. 2010-DD1, 5.00%, due 12/15/18	1,198
2,000	New Jersey Trans. Trust Fund Au., Ser. 2006-A, (National Public Finance Guarantee Corp. Insured), 5.25%, due 12/15/21	2,469
1,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev., Ser. 2006-A, 5.25%, due 12/15/19	1,229
		7,133
New Mexico (0.6%)
750	Albuquerque Muni. Sch. Dist. Number 012 (Sch. Bldg.) G.O., Ser. 2008-B, 4.50%, due 8/1/19	842

New York (8.6%)
400	Long Island Pwr. Au. Elec. Sys. Rev., Ser. 2006-F, (National Public Finance Guarantee Corp. Insured), 5.00%, due 5/1/19	462
1,850	New York G.O., Ser. 2011-I1, 5.00%, due 8/1/18	2,249
1,000	New York St. Dorm. Au. (St. Personal Income Tax), Ser. 2011-C, 4.00%, due 3/15/19	1,172
1,500	New York St. Dorm. Au. Rev. (St. Personal Income Tax), Ser. 2012-D, 3.00%, due 2/15/21	1,650
1,690	New York St. Local Gov't Assist Corp., Ser. 1993-E, (AGM Insured), 6.00%, due 4/1/14	1,773
100	New York St. Urban Dev. Corp. Ref. Rev. (Correctional Facs.), Ser. 1994-A, (AGM Insured), 5.50%, due 1/1/14	103
750	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2009-A1, 5.00%, due 12/15/19	917
1,000	New York St. Urban Dev. Corp. Rev. (St. Personal Income Tax), Ser. 2010-A, 5.00%, due 3/15/19	1,233
2,000	Port Au. New York & New Jersey Rev. (One Hundred Fifty-Third), Ser. 2008, 4.50%, due 7/15/27	2,204	ØØ
1,000	Suffolk Co. Wtr. Au. Ref. Rev., Ser. 2012, 4.00%, due 6/1/24	1,147
		12,910
North Carolina (0.8%)
650	North Carolina St. Cap. Imp. Ltd. Oblig. (Annual Appropriation), Ser. 2009-A, 5.00%, due 5/1/19	811
295	Western Carolina Univ. Research & Dev. Corp. Cert. of Participation (Western Carolina Univ. Std. Hsg.), Ser. 2008, (Assured Guaranty Insured), 5.25%, due 6/1/20	348	ß
		1,159

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

Ohio (3.0%)
$2,000	Kent St. Univ. Rev. Gen. Receipts, Ser. 2012-A, 3.50%, due 5/1/27	$2,045
1,000	Ohio St. Adult Correctional Cap. Fac. Ref. Rev. (Lease Appropriation Bldg. Fund), Ser. 2012-A, 5.00%, due 4/1/21	1,204
1,000	Ohio St. G.O. (Infrastructure Imp.), Ser. 2011-B, 5.00%, due 8/1/19	1,239
		4,488
Oregon (0.8%)
400	Oregon St. G.O. (Veterans Welfare), Ser. 2006-86, (LOC: U.S. Bank), 0.23%, due 6/1/40	400	µ
750	Oregon St. Hsg. & Comm. Svc. Dept. Mtge. Rev. (Single Family Mtge. Prog.), Ser. 2005-D, 4.40%, due 7/1/19	794
		1,194
Pennsylvania (2.8%)
710	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.), Ser. 2012, 3.35%, due 5/1/24	715	ß
1,000	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	1,038
1,285	Pennsylvania St. HFA Single Family Mtge. Rev., Ser. 2010-109, 2.45%, due 4/1/16	1,337
340	Pennsylvania St. Pub. Sch. Bldg. Au. College Rev. (Montgomery Co. Comm. College), Ser. 2008, (AGM Insured), 5.00%, due 5/1/21	390	ß
650	Pennsylvania St. Turnpike Commission Rev., Ser. 2011-B, 5.00%, due 12/1/14	705	ØØ
		4,185
Puerto Rico (1.5%)
1,745	Puerto Rico Elec. Pwr. Au. Pwr. Rev., Ser. 2010-XX, 5.25%, due 7/1/40	1,774
500	Puerto Rico Ind. Tourist Ed. Med. & Env. Ctrl. Fac. Fin. Au. Ref. Rev. (Int'l American Univ. Proj.), Ser. 2012, 4.00%, due 10/1/14	523	ß
		2,297
Rhode Island (1.9%)
1,420	Cranston G.O., Ser. 2012-B, 3.00%, due 7/1/16	1,488
1,200	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2010-A, 4.40%, due 12/1/19	1,303
		2,791
South Carolina (2.5%)
870	Charleston Co. G.O. (Cap. Imp. Plan), Ser. 2011, 5.00%, due 11/1/18	1,084
2,335	South Carolina St. Pub. Svc. Au. Ref. Rev. (Santee Cooperative), Ser. 2012-A, 4.00%, due 12/1/20	2,729	ØØ
		3,813
Tennessee (3.3%)
1,750	Memphis Ref. G.O. (Gen. Imp.), Ser. 2011, 5.00%, due 5/1/24	2,140
1,000	Metro. Gov't Nashville & Davidson Co. Hlth. & Ed. Fac. Board, Ser. 2012, 5.00%, due 11/1/26	1,111	ß
1,600	Metro. Nashville Arpt. Au. Ref. Rev. Imp., Ser. 2010-B, (AGM Insured), 4.00%, due 7/1/15	1,710
		4,961
Texas (8.9%)
1,000	Alamo Comm. College Dist. G.O. (Maintenance Tax Notes), Ser. 2011, 4.00%, due 2/15/20	1,171
750	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/18	843

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Municipal Intermediate Bond Fund (cont'd)

PRINCIPAL AMOUNT	SECURITY	VALUE†

(000's omitted)		(000's omitted)z

$705	Brownsville G.O., Ser. 2011-A, 4.00%, due 2/15/20	$800
1,085	Dallas Co. Sch. G.O. (Pub. Prop. Fin. Contractual Oblig.), Ser. 2012-A, 4.00%, due 12/1/18	1,255
460	Dallas Fort Worth Int'l Arpt. Ref. Rev., Ser. 2009-A, 5.00%, due 11/1/24	507
420	El Paso Independent Sch. Dist. Ref. G.O., Ser. 2011, (PSF Insured), 4.00%, due 8/15/26	465
750	Fort Bend Independent Sch. Dist. Ref. G.O. (Sch. Bldg.), Ser. 2008, (PSF Insured), 5.00%, due 8/15/21	900
1,000	Grapevine Combination Tax & Tax Increment Reinvestment Zone Rev. Cert. of Oblig. G.O., Ser. 2000, (National Public Finance Guarantee Corp. Insured), 5.63%, due 8/15/15	1,003
225	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp. Sys.), Ser. 2008-B, 5.25%, due 12/1/17	264	ß
1,110	Houston Hotel Occupancy Tax & Spec. Ref. Rev. (Convention & Entertainment Facs.), Ser. 2012, 5.00%, due 9/1/28	1,141
1,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/24	1,343
915	Lone Star College Sys. G.O., Ser. 2011, 3.00%, due 2/15/19	1,010
375	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/17	414
555	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 3.00%, due 7/1/18	619
750	Texas A&M Univ. Perm. Univ. Fund Rev., Ser. 2011, 4.00%, due 7/1/19	885
415	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/17	471
245	Texas St. Technical College Sys. Rev. Ref. & Imp., Ser. 2011, 5.00%, due 8/1/18	281
		13,372
Virginia (3.5%)
1,200	Newport News Ref. G.O., Ser. 2011-B, 4.00%, due 7/1/19	1,408
2,000	Virginia Commonwealth Trans. Board Rev. (Cap. Proj.), Ser. 2011, 4.00%, due 5/15/29	2,198
1,690	Virginia St. Hsg. Dev. Au. Homeownership Mtge. Rev., Ser. 2010-B, 2.10%, due 9/1/15	1,709
		5,315
Washington (1.7%)
1,385	Energy Northwest Elec. Ref. Rev. (Proj. Number 3), Ser. 2010-A, 5.00%, due 7/1/18	1,692	ß
795	Washington St. Ref. G.O. (Var. Purp.), Ser. 2010-R-2011B, 4.00%, due 7/1/26	878
		2,570
	Total Investments (101.7%) (Cost $144,905)	152,981	##

	Liabilities, less cash, receivables and other assets [(1.7%)]	(2,532)

	Total Net Assets (100.0%)	$150,449

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (27.0%)
$1,500	U.S. Treasury Notes, 1.13%, due 12/15/12	$1,502
3,375	U.S. Treasury Notes, 0.38%, due 7/31/13	3,379
8,070	U.S. Treasury Notes, 2.13%, due 11/30/14	8,373
3,620	U.S. Treasury Notes, 1.25%, due 8/31/15	3,709
2,110	U.S. Treasury Notes, 0.25%, due 9/15/15	2,103
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $19,162)		19,066

Mortgage-Backed Securities (24.8%)

Adjustable Mixed Balance (2.9%)
906	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.96%, due 5/25/34	860	µ
1,283	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 2.71%, due 11/25/35	1,060	µ
142	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.34%, due 6/19/34	132	µ
		2,052
Commercial Mortgage-Backed (15.3%)
704	Bear Stearns Commercial Mortgage Securities, Inc., Ser. 2005-PWR8, Class AAB, 4.58%, due 6/11/41	707
576	Citigroup Commercial Mortgage Trust, Ser. 2006-C4, Class A2, 5.73%, due 3/15/49	592	µ
131	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.33%, due 1/15/46	135	µ
1,025	Commercial Mortgage Pass-Through Certificates, Ser. 2003-LB1A, Class C, 4.23%, due 6/10/38	1,032
71	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C2, Class A2, 5.45%, due 1/15/49	71
763	GMAC Commercial Mortgage Securities, Inc., Ser. 2004-C3, Class AAB, 4.70%, due 12/10/41	787
965	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2011-C3, Class A1, 1.87%, due 2/15/46	982	ñ
1,500	LB-UBS Commercial Mortgage Trust, Ser. 2003-C1, Class C, 4.50%, due 12/15/36	1,514
875	LB-UBS Commercial Mortgage Trust, Ser. 2003-C7, Class C, 5.00%, due 7/15/37	904	µ
565	Morgan Stanley Capital I, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	582	ñ
1,061	Morgan Stanley Capital I, Ser. 2011-C3, Class A1, 2.18%, due 7/15/49	1,092
1,615	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C6, Class D, 5.13%, due 8/15/35	1,652
103	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C22, Class A3, 5.31%, due 12/15/44	103	µ
648	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	665	ñ
		10,818
Mortgage-Backed Non-Agency (3.2%)
546	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	565	ñ
1,308	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	1,362	ñ
285	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	305	ñ
		2,232
Fannie Mae (1.7%)
1,070	Pass-Through Certificates, 4.50%, due 4/1/39	1,155

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Freddie Mac (1.7%)
$4	ARM Certificates, 1.63%, due 1/1/17	$4	µ
1,139	Pass-Through Certificates, 4.50%, due 11/1/39	1,220
		1,224
Government National Mortgage Association (0.0%)
3	Pass-Through Certificates, 12.00%, due 3/15/14	3

	Total Mortgage-Backed Securities (Cost $17,892)	17,484

Corporate Debt Securities (32.8%)

Aerospace & Defense (0.2%)
115	United Technologies Corp., Senior Unsecured Notes, 1.20%, due 6/1/15	117

Auto Manufacturers (0.9%)
590	Daimler Finance N.A. LLC, Guaranteed Notes, 1.65%, due 4/10/15	598	ñ

Banks (8.5%)
835	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	861
1,670	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.88%, due 3/20/15	1,702
745	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, 6.00%, due 5/13/14	791
1,265	Wells Fargo & Co., Senior Notes, 1.50%, due 7/1/15	1,286
555	Westpac Banking Corp., Senior Unsecured Notes, 1.85%, due 12/9/13	563
820	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	826
		6,029
Beverages (1.6%)
575	Anheuser-Busch Cos., LLC, Guaranteed Unsecured Notes, 4.95%, due 1/15/14	605
325	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 1.50%, due 7/14/14	331
110	Anheuser-Busch InBev Worldwide, Inc., Guaranteed Notes, 0.80%, due 7/15/15	110
80	Heineken NV, Senior Notes, 0.80%, due 10/1/15	80	ñ
		1,126
Commercial Services (0.7%)
405	ERAC USA Finance Co., Guaranteed Notes, 2.25%, due 1/10/14	410	ñ
90	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	91	ñ
		501
Computers (2.0%)
1,400	IBM Corp., Senior Unsecured Notes, 0.88%, due 10/31/14	1,412

Diversified Financial Services (7.8%)
945	American Express Credit Corp., Senior Unsecured Medium-Term Notes, Ser. C, 5.88%, due 5/2/13	970
540	American Honda Finance Corp., Unsecured Notes, 1.00%, due 8/11/15	541	ñ
510	Caterpillar Financial Services Corp., Senior Unsecured Notes, 1.65%, due 4/1/14	518
280	Caterpillar Financial Services Corp., Senior Unsecured Medium-Term Notes, 1.13%, due 12/15/14	283
1,200	General Electric Capital Corp., Senior Unsecured Notes, 5.90%, due 5/13/14	1,295

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$455	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	$468
415	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	417	ñ
490	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	494
525	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	529
		5,515
Food (0.2%)
170	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	174	ñ

Insurance (0.8%)
545	Berkshire Hathaway Finance Corp., Guaranteed Notes, 1.50%, due 1/10/14	552

Media (3.4%)
750	DIRECTV Holdings LLC, Guaranteed Notes, 4.75%, due 10/1/14	805
800	NBC Universal Media LLC, Senior Unsecured Notes, 2.10%, due 4/1/14	816
750	Time Warner Cable, Inc., Guaranteed Notes, 3.50%, due 2/1/15	797
		2,418
Mining (1.3%)
360	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	364
530	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes, 1.40%, due 2/13/15	535
		899
Oil & Gas (1.2%)
665	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	680
190	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	191
		871
Pharmaceuticals (0.6%)
415	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	425	ñ

Pipelines (0.7%)
215	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	217
240	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	243
		460
Retail (0.9%)
625	Home Depot, Inc., Senior Unsecured Notes, 5.25%, due 12/16/13	659

Telecommunications (2.0%)
570	AT&T, Inc., Senior Unsecured Notes, 0.88%, due 2/13/15	575
810	Verizon Communications, Inc., Senior Unsecured Notes, 1.95%, due 3/28/14	827
		1,402
	Total Corporate Debt Securities (Cost $22,689)	23,158

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration Bond Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Asset-Backed Securities (11.1%)
$340	ACE Securities Corp. Home Equity Loan Trust, Ser. 2006-OP1, Class A2C, 0.36%, due 4/25/36	$246	µ
367	Ally Auto Receivables Trust, Ser. 2010-4, Class A3, 0.91%, due 11/17/14	368
594	Ally Auto Receivables Trust, Ser. 2011-1, Class A3, 1.38%, due 1/15/15	597
850	Carrington Mortgage Loan Trust, Ser. 2007-FRE1, Class A3, 0.47%, due 2/25/37	393	µ
1,266	Ford Credit Auto Owner Trust, Ser. 2011-A, Class A3, 0.97%, due 1/15/15	1,270
1,234	Hyundai Auto Receivables Trust, Ser. 2011-A, Class A3, 1.16%, due 4/15/15	1,239
413	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.76%, due 7/13/46	0	#µ*
1,125	Mercedes-Benz Auto Receivables Trust, Ser. 2012-1, Class A2, 0.37%, due 3/16/15	1,125
450	Mercedes-Benz Auto Receivables Trust, Ser. 2011-1, Class A3, 0.85%, due 3/16/15	452
1,400	Nissan Auto Receivables Owner Trust, Ser. 2012-B, Class A2, 0.39%, due 4/15/15	1,400
888	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.38%, due 6/25/36	704	µ

	Total Asset-Backed Securities (Cost $8,704)	7,794

NUMBER OF SHARES

Short-Term Investments (4.3%)
3,062,958	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,063)	3,063

	Total Investments (100.0%) (Cost $71,510)	70,565	##

	Liabilities, less cash, receivables and other assets [(0.0%)]	(30)

	Total Net Assets (100.0%)	$70,535

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Bank Loan Obligationsµ (14.5%)

Air Transport (1.0%)
$255	Delta Air Lines, Term Loan, due 4/20/17	$255	¢^^

All Telecom (1.6%)
145	Cricket Communications, Inc., Term Loan, 4.75%, due 10/10/19	145
250	Intelsat Jackson Holdings, Term Loan B-1, due 4/2/18	252	¢^^
		397
Automotive (1.0%)
250	Navistar International, Term Loan B, due 8/17/17	250	¢^^

Building & Development (1.0%)
250	Realogy Corporation, Term Loan, due 10/10/16	249	¢^^

Business Equipment & Services (1.0%)
240	Kronos, Term Loan B, due 10/31/19	241	¢^^

Financial Intermediaries (2.0%)
255	First Data Corporation, Term Loan, due 3/24/17	251	¢^^
250	Springleaf, Term Loan, due 5/10/17	246	¢^^
		497
Health Care (1.0%)
255	CareStream Health Inc., Term Loan, due 2/25/17	252	¢^^

Leisure Goods - Activities - Movies (1.1%)
265	WMG Acquisition Corp., Term Loan, due 10/25/18	266	Ñ¢^^

Nonferrous Metals - Minerals (1.5%)
390	FMG Resources, Term Loan, due 10/18/17	388	¢^^

Publishing (1.2%)
315	Getty Images, Term Loan B, due 10/18/19	316	¢^^

Radio & Television (1.0%)
250	Univision Communications, Inc., First Lien Term Loan, 4.47%, due 3/31/17	244

Surface Transport (1.1%)
285	Hertz Corp., Term Loan, due 3/11/18	284	¢^^

	Total Bank Loan Obligations (Cost $3,635)	3,639

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Corporate Debt Securities (83.6%)

Airlines (1.2%)
$125	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	$131	ñ
175	United Airlines, Inc., Senior Secured Notes, 9.88%, due 8/1/13	178	ñ
		309
Auto Loans (0.6%)
150	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	154	ñ

Banking (2.6%)
620	Ally Financial, Inc., Guaranteed Notes, 4.63%, due 6/26/15	644	ØØ

Beverages (0.6%)
125	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	147

Building & Construction (1.8%)
200	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	209	ñ
75	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	83
125	Standard Pacific Corp., Guaranteed Notes, 10.75%, due 9/15/16	155
		447
Building Materials (0.8%)
175	USG Corp., Guaranteed Notes, 9.75%, due 8/1/14	192	ñ

Chemicals (1.3%)
125	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	141
200	MPM Escrow LLC/MPM Finance Escrow Corp., Senior Secured Notes, 8.88%, due 10/15/20	196	ñ
		337
Computer Hardware (0.8%)
175	Seagate HDD Cayman, Guaranteed Notes, 7.75%, due 12/15/18	190

Consumer - Commercial Lease Financing (5.3%)
520	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	548	ØØ
325	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	341
400	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	450
		1,339
Department Stores (0.5%)
125	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	117

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Electric - Generation (2.3%)
$400	NRG Energy, Inc., Guaranteed Notes, 8.50%, due 6/15/19	$433
125	RRI Energy, Inc., Senior Unsecured Notes, 7.63%, due 6/15/14	134
		567
Electronics (2.2%)
365	Ceridian Corp., Guaranteed Notes, 11.25%, due 11/15/15	356
175	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	187	ñ
		543
Energy - Exploration & Production (8.0%)
250	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	262
300	Denbury Resources, Inc., Guaranteed Notes, 8.25%, due 2/15/20	340
125	Everest Acquisition LLC/Everest Acquisition Finance, Inc., Senior Secured Notes, 6.88%, due 5/1/19	135	ñ
75	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	70
275	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	301
250	Plains Exploration & Production Co., Guaranteed Notes, 8.63%, due 10/15/19	276
220	Plains Exploration & Production Co., Guaranteed Notes, 6.50%, due 11/15/20	220
250	SandRidge Energy, Inc., Guaranteed Notes, 9.88%, due 5/15/16	271
125	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	133
		2,008
Food & Drug Retailers (1.9%)
200	New Albertsons, Inc., Unsecured Notes, 7.25%, due 5/1/13	200
250	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	273
		473
Gaming (5.4%)
350	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	373
125	MGM Mirage, Inc., Guaranteed Notes, 7.50%, due 6/1/16	132
250	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	279
225	Pinnacle Entertainment, Inc., Guaranteed Notes, 8.63%, due 8/1/17	243
175	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	191	ñ
125	Wynn Las Vegas LLC, 1st Mortgage, 7.88%, due 11/1/17	137
		1,355
Gas Distribution (2.7%)
200	El Paso Corp., Senior Unsecured Notes, 6.88%, due 6/15/14	215
225	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	241
81	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	89
125	Suburban Propane Partners L.P./Suburban Energy Finance Corp., Senior Unsecured Notes, 7.50%, due 10/1/18	134	ñ
		679

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Health Facilities (4.6%)
$200	CHS/Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	$208
295	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	332	ØØ
265	Omega Healthcare Investors, Inc., Guaranteed Notes, 7.50%, due 2/15/20	291
300	Tenet Healthcare Corp., Senior Unsecured Notes, 9.25%, due 2/1/15	338
		1,169
Hotels (0.8%)
175	Host Hotels & Resorts L.P., Guaranteed Notes, 6.00%, due 11/1/20	195

Investments & Misc. Financial Services (2.2%)
525	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	564

Leisure (1.2%)
275	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	311

Machinery (1.7%)
70	CNH Capital LLC, Senior Notes, 3.88%, due 11/1/15	72	ñ
200	CNH Capital LLC, Guaranteed Notes, 6.25%, due 11/1/16	216	ñ
125	The Manitowoc Co., Inc., Guaranteed Notes, 9.50%, due 2/15/18	139
		427
Media - Broadcast (1.5%)
70	Clear Channel Communications, Inc., Senior Unsecured Notes, 5.50%, due 9/15/14	66
275	Sirius XM Radio, Inc., Guaranteed Notes, 8.75%, due 4/1/15	312	ñ
		378
Media - Cable (5.0%)
400	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	437	ØØ
35	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp., Senior Unsecured Notes, 6.38%, due 9/15/20	35	ñ
200	CSC Holdings, Inc., Senior Unsecured Notes, 7.88%, due 2/15/18	232
500	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	559
		1,263
Media - Services (4.3%)
250	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	268
350	Lamar Media Corp., Guaranteed Notes, 7.88%, due 4/15/18	385
375	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	413
15	WMG Acquisition Corp., Senior Secured Notes, 6.00%, due 1/15/21	15	ñØ
		1,081
Medical Products (0.6%)
125	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.88%, due 7/15/17	143

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Metals - Mining Excluding Steel (2.3%)
$300	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	$303	ñ
250	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	286
		589
Packaging (1.7%)
225	Berry Plastics Corp., Secured Notes, 9.50%, due 5/15/18	245
50	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	57
125	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	136
		438
Pharmaceuticals (2.2%)
225	Mylan, Inc., Guaranteed Notes, 7.63%, due 7/15/17	251	ñ
300	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	316	ñ
		567
Printing & Publishing (3.1%)
250	Gannett Co., Inc., Guaranteed Notes, 6.38%, due 9/1/15	276
125	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 5.50%, due 5/15/15	129
350	R. R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	382	ØØ
		787
Software - Services (2.4%)
225	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	252
200	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	207	ñ
140	SunGard Data Systems, Inc., Guaranteed Notes, 6.63%, due 11/1/19	141	ñØ
		600
Specialty Retail (2.3%)
125	Sally Holdings LLC/Sally Capital, Inc., Guaranteed Notes, 6.88%, due 11/15/19	139
55	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	59
350	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	376
		574
Steel Producers - Products (1.9%)
125	ArcelorMittal, Senior Unsecured Notes, 4.00%, due 8/5/15	126
275	ArcelorMittal, Senior Unsecured Notes, 4.75%, due 2/25/17	270
75	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, due 8/15/19	78	ñ
		474
Support - Services (0.9%)
75	Hertz Corp., Guaranteed Notes, 7.50%, due 10/15/18	81
125	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	141
		222

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Short Duration High Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Telecom - Integrated Services (5.4%)
$275	Citizens Utilities Co., Senior Unsecured Notes, 6.63%, due 3/15/15	$298
60	Integra Telecom Holdings, Inc., Senior Secured Notes, 10.75%, due 4/15/16	61	ñ
60	Intelsat Bermuda Ltd., Guaranteed Notes, 11.50%, due 2/4/17	63	c
275	Level 3 Financing, Inc., Guaranteed Notes, 10.00%, due 2/1/18	307
175	tw telecom holdings, inc., Guaranteed Notes, 8.00%, due 3/1/18	193
400	Windstream Corp., Guaranteed Notes, 7.88%, due 11/1/17	445	ØØ
		1,367
Telecom - Wireless (1.5%)
60	Clearwire Communications LLC, Senior Secured Notes, 12.00%, due 12/1/15	64	ñ
125	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	134
110	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 6.00%, due 5/15/17	115	ñ
65	Wind Acquisition Finance SA, Senior Secured Notes, 7.25%, due 2/15/18	63	ñ
		376
	Total Corporate Debt Securities (Cost $21,089)	21,026

NUMBER OF SHARES

Short-Term Investments (14.0%)
3,517,296	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,517)	3,517

	Total Investments (112.1%) (Cost $28,241)	28,182	##

	Liabilities, less cash, receivables and other assets [(12.1%)]	(3,036)

	Total Net Assets (100.0%)	$25,146

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Bank Loan Obligationsµ (16.4%)

Aerospace & Defense (0.1%)
$640	Booz Allen Hamilton, Term Loan B, 4.50%, due 7/31/19	$644
258	Sequa, Term Loan, 6.25%, due 12/3/14	258
		902
Air Transport (0.1%)
657	Delta Air Lines, Term Loan, 5.50%, due 4/20/17	656

All Telecom (0.8%)
867	Crown Castle Operating Corp., Term Loan B, 4.00%, due 1/31/19	871	¢^^
1,694	Intelsat Jackson Holdings, Term Loan B-1, 4.50%, due 4/2/18	1,704	¢^^
1,020	Level 3 Financing Inc., Term Loan B, 5.25%, due 8/1/19	1,031
1,831	Level 3 Financing Inc., Term Loan B2, due 8/1/19	1,839	¢^^
368	Metro PCS, Term Loan B-3, 4.00%, due 3/19/18	368
692	SBA Communications Inc., Term Loan B, 3.75%, due 9/28/19	695
956	Syniverse Technologies, Term Loan, 5.00%, due 4/23/19	960
863	Windstream Corp., Term Loan B-3, 4.00%, due 8/8/19	867	¢^^
		8,335
Automotive (0.6%)
1,930	Allison Transmission, Term Loan B-3, 4.25%, due 8/23/19	1,938	¢^^
1,676	Chrysler Automotive, Term Loan B, 6.00%, due 5/24/17	1,710	¢^^
627	Federal Mogul, Term Loan B, due 12/29/14	587	¢^^
320	Federal Mogul, Term Loan C, due 12/28/15	300	¢^^
855	Goodyear Tire & Rubber Company, Second Lien Term Loan, 4.75%, due 4/30/19	860
1,144	Navistar International, Term Loan B, 7.00%, due 8/17/17	1,147
		6,542
Building & Development (0.4%)
1,847	Capital Automotive LP, Term Loan B, 5.25%, due 3/11/17	1,856	¢^^
742	Custom Building Products, Term Loan, 5.75%, due 3/19/15	741
721	Goodman Global Inc., First Lien Term Loan, 5.75%, due 10/28/16	721
1,236	Realogy Corporation, Term Loan, 4.46%, due 10/10/16	1,233	¢^^
85	Realogy Corporation, Letter of Credit, 4.55%, due 10/10/16	85	¢^^
		4,636
Business Equipment & Services (1.3%)
1,300	Acosta Inc., Term Loan D, 5.00%, due 3/2/18	1,310	¢^^
495	Advantage Sales & Marketing, Second Lien Term Loan, 9.25%, due 6/18/18	495
423	Brand Services, Inc., Term Loan, due 10/16/16	422	¢^^
1,282	Brickman Group Holdings Inc., Term Loan B-1, 5.50%, due 10/14/16	1,294
382	Brock Holdings III, First Lien Term Loan, 6.00%, due 3/16/17	383
475	Brock Holdings III, Second Lien Term Loan, 10.00%, due 3/16/18	477	Ñ
1,567	Ceridian Corp., Term Loan, 5.96%, due 5/9/17	1,561	¢^^
958	KAR Auction Services, Term Loan, 5.00%, due 5/19/17	963
595	Kronos, Term Loan B, due 10/31/19	598	¢^^
1,035	Kronos, Second Lien Term Loan B, due 4/30/20	1,040	¢^^
1,155	McJunkin Corporation, Term Loan B, due 11/8/19	1,152	Ñ¢^^
1,272	Monitronics, Term Loan, 5.50%, due 3/23/18	1,279
683	Protection One, Term Loan B-1, 5.75%, due 3/16/19	687

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$861	Quintiles Transnational Corp., Term Loan B, 5.00%, due 6/8/18	$861
558	SymphonyIRI Group, Inc., Term Loan, 5.00%, due 12/1/17	557
783	West Corp., Term Loan B-6, 5.75%, due 6/30/18	794
		13,873
Cable & Satellite Television (0.6%)
867	Cequel Communications, LLC, Term Loan, 4.00%, due 2/14/19	868	¢^^
885	Charter Communications Operating LLC, Term Loan D, 4.00%, due 5/15/19	890
2,755	Rovi Corp., Term Loan B-2, 4.00%, due 3/31/19	2,696
722	UPC Distribution, Term Loan AB, 4.75%, due 12/31/17	722
1,161	Wave Division Holdings, Inc., Term Loan, 5.50%, due 9/30/19	1,174	¢^^
		6,350
Chemicals & Plastics (0.4%)
610	Hexion Specialty Chemicals, Term Loan C-1B, due 5/5/15	605	¢^^
262	Hexion Specialty Chemicals, Term Loan C-2B, due 5/5/15	260	¢^^
366	Ineos Holdings, Term Loan, 6.50%, due 5/4/18	371
393	Momentive Performance Materials, Term Loan B-1B, 3.50%, due 5/5/15	390
639	OM Group Inc., Term Loan B, 5.75%, due 8/2/17	642
363	Taminco Global Chemical, Term Loan B-1, 5.25%, due 2/15/19	366
388	Trinseo Materials OP SCA, Term Loan, 8.00%, due 8/2/17	370
426	Univar Inc., Term Loan B, 3.50%, due 6/30/17	421
371	Univar Inc., Term Loan B, 5.00%, due 6/30/17	367
		3,792
Clothing - Textiles (0.2%)
1,590	Wolverine Worldwide, Term Loan B, due 10/9/19	1,598	¢^^

Conglomerates (0.1%)

1,305	Wilsonart, LLC, Term Loan B, due 11/1/19	1,309	¢^^

Containers & Glass Products (0.3%)
1,028	Exopack, Term Loan B, 6.50%, due 5/31/17	1,028	Ñ
870	Reynolds Group, Term Loan, 4.75%, due 9/28/18	873	¢^^
802	Sealed Air, Term Loan B, 4.75%, due 10/3/18	805
		2,706
Cosmetics - Toiletries (0.1%)
233	Prestige Brands, Term Loan B, 5.25%, due 1/31/19	235
542	Yankee Candle Company, Term Loan, 5.25%, due 4/2/19	546
		781
Drugs (0.3%)
1,933	Par Pharmaceutical Companies, Inc., Term Loan B, 5.00%, due 9/28/19	1,927
109	Warner Chilcott Company, Inc., Term Loan B-1, 4.25%, due 3/15/18	109	¢^^
286	Warner Chilcott Company, Inc., Term Loan B-1, 4.25%, due 3/15/18	287	¢^^
143	Warner Chilcott Company, Inc., Term Loan B-2, 4.25%, due 3/15/18	143	¢^^
197	Warner Chilcott Company, Inc., Term Loan B-3, 4.25%, due 3/15/18	197	¢^^
		2,663

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Ecological Services & Equipment (0.2%)
$1,315	ADS Waste Holdings, Inc., Term Loan B, 5.25%, due 9/28/19	$1,327	¢^^
1,125	Progressive Waste Solutions, Ltd., Term Loan B, due 10/24/19	1,133	¢^^
		2,460
Electronics - Electrical (1.2%)
358	BOC Edwards, First Lien Term Loan, 5.50%, due 5/31/16	359
1,181	CommScope, Term Loan, 4.25%, due 1/14/18	1,187
772	Epicor Software Corp., Term Loan B, 5.00%, due 5/16/18	775
1,476	Freescale Semiconductor, Term Loan B-2, 6.00%, due 2/28/19	1,463
1,199	Genesys, Term Loan, 6.75%, due 1/31/19	1,211
1,718	Go Daddy, Term Loan B-1, 5.50%, due 12/17/18	1,706
410	Hyland Software, Term Loan B, due 10/31/19	409	¢^^
2,041	NXP Funding, Term Loan A-2, 5.50%, due 3/3/17	2,079	¢^^
949	NXP Funding, Term Loan B, 5.25%, due 3/19/19	958	¢^^
369	Paradigm, First Lien Term Loan B, 6.50%, due 7/30/19	367
600	SkillSoft, Term Loan, 5.00%, due 5/26/17	604	¢^^
1,143	Sophia LP, Term Loan, 6.25%, due 7/19/18	1,156
		12,274
Equipment Leasing (0.3%)
515	AWAS Fin Lux 2012 SA, Term Loan B, 5.25%, due 6/10/16	519
1,006	AWAS Fin Lux 2012 SA, Term Loan, 4.75%, due 7/16/18	1,014	Ñ
1,480	International Lease Finance Co., Term Loan, 5.00%, due 6/30/17	1,498
		3,031
Financial Intermediaries (1.3%)
1,094	American Capital, Senior Secured Term Loan, 5.50%, due 8/22/16	1,101
2,172	CITCO, Term Loan, 5.50%, due 6/29/18	2,181	¢^^
1,160	First Data Corporation, Term Loan, 5.21%, due 3/24/17	1,139
480	First Data Corporation, Term Loan, due 3/26/18	457	¢^^
585	First Data Corporation, Term Loan B, 5.21%, due 9/24/18	572
651	HarbourVest Partners, Term Loan, 6.25%, due 12/19/16	650
686	Mondrian Investment, Term Loan, 5.50%, due 7/12/18	689
1,275	Nuveen Investments Inc., First Lien Term Loan, 7.25%, due 5/13/17	1,284
344	Nuveen Investments Inc., First Lien Term Loan, 5.86%, due 5/13/17	343
1,266	Ocwen Financial, Term Loan, 5.50%, due 9/1/16	1,269
1,276	Residential Capital, Term Loan A-1, 5.00%, due 11/18/13	1,278
385	Residential Capital, Term Loan A-2, 6.75%, due 11/18/13	389
379	Royalty Pharma, Term Loan, 4.00%, due 11/9/18	381	Ñ
830	Springleaf, Term Loan, 5.50%, due 5/10/17	818
774	Walter Investments, First Lien Term Loan, 7.75%, due 6/30/16	777
		13,328
Food & Drug Retailers (0.1%)
1,298	Rite Aid Corp., Term Loan 5, 4.50%, due 3/3/18	1,294

Food Products (0.3%)
1,579	Del Monte Corp., Term Loan, 4.50%, due 3/8/18	1,576
1,094	Pinnacle Foods Finance LLC, Term Loan E, 4.75%, due 10/17/18	1,096
		2,672

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Food Service (0.2%)
$1,127	OSI Restaurant Partners, Term Loan B, due 10/23/19	$1,131	¢^^
248	US Foodservice Inc., Term Loan, 5.75%, due 3/31/17	244
1,289	US Foodservice Inc., Term Loan, 5.75%, due 3/31/17	1,269
		2,644
Health Care (1.7%)
280	Aurora Diagnostics, Term Loan B, 6.25%, due 5/26/16	280
2,091	Bausch & Lomb, Term Loan, 5.25%, due 5/17/19	2,113	¢^^
1,309	CareStream Health Inc., Term Loan, 5.00%, due 2/25/17	1,293
1,967	DaVita, Inc., Term Loan B2, due 8/1/19	1,967	¢^^
1,621	EMS, Term Loan, 5.25%, due 5/25/18	1,632	¢^^
849	Grifols, Term Loan B, 4.50%, due 6/1/17	856	¢^^
690	Health Management Associates Inc., Term Loan B, 4.50%, due 11/16/18	695
845	Hologic, Term Loan B, 4.50%, due 8/1/19	854
830	IASIS Healthcare Corporation, Term Loan B, 5.00%, due 5/3/18	831
1,273	Immucor, Term Loan B-1, 5.75%, due 8/19/18	1,282	¢^^
634	IMS Health Incorporated, Term Loan B, due 8/26/17	637	¢^^
1,117	Pharmaceutical Product Development, Inc., Term Loan, 6.25%, due 12/5/18	1,131
1,267	Sheridan Healthcare, Inc., First Lien Term Loan, 6.00%, due 6/29/18	1,274
1,496	United Surgical Partners, Term Loan B, 6.00%, due 4/3/19	1,509
374	Universal Health, Term Loan B-1, due 11/15/16	375	¢^^
1,630	Valeant Pharmaceuticals International, Inc., Term Loan B, due 2/13/19	1,635	¢^^
		18,364
Home Furnishings (0.2%)
2,208	AOT Bedding Super Holdings, LLC, Term Loan B, due 9/20/19	2,206	¢^^

Industrial Equipment (0.7%)
635	Colfax, Term Loan B, 4.75%, due 9/12/18	641
1,257	Generac Power Systems Inc., Term Loan, 6.25%, due 5/30/18	1,282
1,302	Goodyear Engineered Products, Term Loan B, 1.99%, due 7/31/14	1,290
186	Goodyear Engineered Products, Term Loan B DD, 2.50%, due 7/31/14	185
1,705	Husky Injection Molding, Term Loan B, 5.75%, due 7/2/18	1,724
1,283	Rexnord Corp., Term Loan B, 4.50%, due 4/1/18	1,291	¢^^
808	Terex Corp., Term Loan, 4.50%, due 4/28/17	813	¢^^
		7,226
Insurance (0.0%)
298	Sedgwick Holdings Inc., Term Loan B, 5.00%, due 12/31/16	299

Leisure Goods - Activities - Movies (0.3%)
790	Bombardier Recreational Products, Inc., Term Loan B-2, 4.47%, due 6/28/16	791	¢^^
1,538	EMI Publishing, Term Loan B, 5.50%, due 6/29/18	1,557
800	Six Flags Theme Parks Inc., Term Loan B, 4.25%, due 12/20/18	804
		3,152

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Lodging & Casinos (0.9%)
$1,195	Boyd Gaming Corporation, Term Loan, 6.00%, due 12/17/15	$1,206
868	Cannery Casinos, Term Loan B, due 9/25/18	871	¢^^
551	Cannery Casinos, Second Lien Term Loan, 10.00%, due 9/12/19	536
1,034	Mohegan Tribal Gaming Authority, Term Loan A, due 3/31/15	1,013	¢^^
1,220	Peninsula Gaming, Term Loan B, due 5/16/17	1,233	¢^^
1,125	Penn National Gaming, Term Loan B, due 7/14/18	1,129	¢^^
434	Station Casinos, Term Loan B-1, 3.21%, due 6/17/16	422
1,187	Station Casinos, Term Loan B-2, 4.21%, due 6/17/16	1,132
1,933	Station Casinos, Term Loan B, 5.50%, due 9/7/19	1,937
		9,479
Nonferrous Metals - Minerals (0.4%)
1,277	Arch Coal, Term Loan, 5.75%, due 5/16/18	1,287
790	Fairmount Minerals, Term Loan B, 5.25%, due 3/15/17	790
2,635	FMG Resources, Term Loan, due 10/18/17	2,620	¢^^
		4,697
Oil & Gas (0.6%)
200	Chesapeake Energy, Term Loan B, 8.50%, due 12/2/17	200
1,736	Everest Acquisition LLC, Term Loan B-1, 5.00%, due 5/24/18	1,745	¢^^
100	Everest Acquisition LLC, Term Loan B2, due 4/1/19	100	Ñ¢^^
1,376	Frac Tech, Term Loan, 8.50%, due 5/6/16	1,219
2,290	Plains Exploration & Production Company, Term Loan B, due 11/30/19	2,299	¢^^
897	Samson Investment Company, Second Lien Term Loan, 6.00%, due 9/25/18	905
		6,468
Publishing (0.2%)
1,175	Getty Images, Term Loan, due 10/18/19	1,178	¢^^
952	IWCO Direct, Term Loan, 3.59%, due 8/7/14	731
99	IWCO Direct, Term Loan DD, 3.59%, due 8/7/14	76
		1,985
Radio & Television (0.5%)
1,277	Clear Channel, Term Loan A, 3.61%, due 7/30/14	1,237	¢^^
1,893	Cumulus Media, First Lien Term Loan, 5.75%, due 9/16/18	1,905	¢^^
475	Formula One, Term Loan B2, 4.75%, due 4/30/19	478
862	FoxCo Acquisition, Term Loan, 5.50%, due 7/14/17	872	¢^^
1,097	Univision Communications Inc., First Lien Term Loan, 4.46%, due 3/31/17	1,072
		5,564
Retailers (except food & drug) (1.4%)
2,153	99¢ Only Stores, Term Loan B-1, 5.25%, due 1/11/19	2,173	¢^^
1,699	Amscan Holdings, Inc., Term Loan, 5.75%, due 7/27/19	1,714
529	Bass Pro Shops, Term Loan, 5.25%, due 6/13/17	534
243	Bass Pro Shops, Term Loan B2, 5.25%, due 6/13/17	245
415	BJ's Wholesale Club, First Lien Term Loan, 5.75%, due 9/26/19	419
1,120	David's Bridal, Term Loan, due 10/11/19	1,117	¢^^
746	Leslie's Poolmart, Term Loan B, 5.25%, due 10/16/19	745	††
510	Lord & Taylor, Term Loan B, 4.50%, due 1/11/19	513
977	Michaels Stores Inc., Term Loan B-2, 4.94%, due 7/31/16	985

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$756	Michaels Stores Inc., Term Loan B-3, 4.94%, due 7/31/16	$762	¢^^
1,299	Neiman Marcus Group Inc., Term Loan, 4.75%, due 5/16/18	1,301
619	PETCO Animal Supply Inc., Term Loan, 4.50%, due 11/24/17	621
779	Pilot Travel Centers, Term Loan B, 4.25%, due 8/7/19	783
1,112	Toys R US Delaware Inc., Term Loan, 6.00%, due 9/1/16	1,107
1,189	Toys R US Delaware Inc., Term Loan B-2, 5.25%, due 5/25/18	1,164	¢^^
		14,183
Steel (0.1%)
1,099	International Mill Services, Inc., Term Loan, 5.75%, due 3/20/19	1,110	Ñ

Surface Transport (0.1%)
814	Avis Budget Car Rental, Term Loan C, 4.25%, due 3/15/19	818	¢^^

Utilities (0.4%)
924	Calpine Corporation, Term Loan, 4.50%, due 4/1/18	926	¢^^
263	Calpine Corporation, Term Loan, 4.50%, due 4/1/18	263
19	Calpine Corporation, Term Loan B3, due 9/30/19	19	¢^^
1,086	Essential Power, Term Loan, 5.50%, due 8/8/19	1,086	Ñ
1,360	GenOn Energy, Term Loan, 6.50%, due 12/4/17	1,369
13	Longview Power, Letter of Credit, 0.23%, due 2/28/14	11
915	Longview Power, Term Loan, 7.25%, due 10/31/17	752
		4,426
	Total Bank Loan Obligations (Cost $170,445)	171,823

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (11.7%)
11,185	U.S. Treasury Bonds, 6.88%, due 8/15/25	17,358	ØØ
6,765	U.S. Treasury Bonds, 5.50%, due 8/15/28	9,651	ØØ
1,805	U.S. Treasury Bonds, 4.50%, due 2/15/36	2,402	ØØ
21,568	U.S. Treasury Inflation Index Bonds, 2.00%, due 1/15/26	28,618
4,337	U.S. Treasury Inflation Index Bonds, 3.88%, due 4/15/29	7,281
9,696	U.S. Treasury Inflation Index Notes, 2.38% & 2.38%, due 1/15/17 & 1/15/25	11,988
10,103	U.S. Treasury Inflation Index Notes, 1.13%, due 1/15/21	11,948
3,275	U.S. Treasury Notes, 0.38%, due 7/31/13	3,279	ØØ
20,300	U.S. Treasury Notes, 2.38%, due 10/31/14	21,137	ØØ
1,525	U.S. Treasury Notes, 3.25%, due 3/31/17	1,700
5,785	U.S. Treasury Notes, 3.63%, due 8/15/19	6,755

	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $119,719)	122,117

Mortgage-Backed Securities (41.8%)

Collateralized Mortgage Obligations (0.7%)
1,717	Banc of America Funding Corp., Ser. 2006-G, Class 2A1, 0.43%, due 7/20/36	1,448	µ
518	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.96%, due 5/25/34	492	µ
1,210	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, 0.37%, due 10/25/36	736	µ
1,514	JP Morgan Mortgage Acquisition Corp., Ser. 2007-HE1, Class AF1, 0.31%, due 3/25/47	1,049	µ
2,802	JP Morgan Mortgage Trust, Ser. 2005-A3, Class 6A5, 3.04%, due 6/25/35	2,572	µ
1,242	MortgageIT Trust, Ser. 2005-3, Class A1, 0.51%, due 8/25/35	1,089	µ
215	WaMu Mortgage Pass-Through Certificates, Ser. 2006-AR10, Class 1A1, 2.73%, due 9/25/36	170	µ
		7,556

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Commercial Mortgage-Backed (12.1%)
$1,884	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A4, 5.89%, due 7/10/44	$2,157	µØØ
3,000	Banc of America Commercial Mortgage, Inc., Ser. 2006-6, Class A4, 5.36%, due 10/10/45	3,452	ØØ
3,415	Banc of America Commercial Mortgage, Inc., Ser. 2006-5, Class A4, 5.41%, due 9/10/47	3,890	ØØ
2,335	Banc of America Commercial Mortgage, Inc., Ser. 2007-1, Class A4, 5.45%, due 1/15/49	2,708	ØØ
3,000	Banc of America Commercial Mortgage, Inc., Ser. 2007-3, Class A4, 5.53%, due 6/10/49	3,482	µØØ
2,025	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW15, Class A4, 5.33%, due 2/11/44	2,257	ØØ
550	Bear Stearns Commercial Mortgage Securities, Ser. 2007-PW17, Class A4, 5.69%, due 6/11/50	650	ØØ
1,159	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD5, Class A4, 5.89%, due 11/15/44	1,377	ØØ
4,730	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A4, 5.32%, due 12/11/49	5,436	ØØ
3,100	Commercial Mortgage Loan Trust, Ser. 2008-LS1, Class A4B, 6.00%, due 12/10/49	3,704	µØØ
500	Commercial Mortgage Pass-Through Certificates, Ser. 2006-C8, Class A4, 5.31%, due 12/10/46	575	ØØ
1,490	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C1, Class A4, 5.41%, due 2/15/39	1,691	µ
2,068	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C3, Class A3, 5.80%, due 6/15/38	2,377	µØØ
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C3, Class A4, 5.68%, due 6/15/39	2,274	µØØ
1,500	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C4, Class A3, 5.47%, due 9/15/39	1,711	ØØ
2,000	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C4, Class A4, 5.76%, due 9/15/39	2,299	µØØ
400	Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.31%, due 12/15/39	456	ØØ
715	Credit Suisse Mortgage Capital Certificates, Ser. 2007-C5, Class A4, 5.70%, due 9/15/40	824	ØØ
3,574	CW Capital Cobalt Ltd., Ser. 2007-C3, Class A4, 5.80%, due 5/15/46	4,187	µØØ
500	CW Capital Cobalt Ltd., Ser. 2007-C2, Class A3, 5.48%, due 4/15/47	576	ØØ
1,925	CW Capital Cobalt Ltd., Ser. 2006-C1, Class A4, 5.22%, due 8/15/48	2,159	ØØ
941	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A1, 3.74%, due 11/10/46	1,021	ñ
4,055	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	4,671	ØØ
4,000	Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class A4, 5.74%, due 12/10/49	4,705	ØØ
1,000	GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	1,132	ØØ
111	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A3, 4.61%, due 7/10/39	111
700	GS Mortgage Securities Corp. II, Ser. 2005-GG4, Class A4, 4.76%, due 7/10/39	753	ØØ
765	GS Mortgage Securities Corp. II, Ser. 2006-GG8, Class A4, 5.56%, due 11/10/39	886
5,800	GS Mortgage Securities Corp. II, Ser. 2007-GG10, Class A4, 5.79%, due 8/10/45	6,661	µØØ
3,150	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, 1.81%, due 2/25/35	2,366	µØØ
1,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB15, Class A4, 5.81%, due 6/12/43	1,151	ØØ
3,915	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP9, Class A3, 5.34%, due 5/15/47	4,501	ØØ
3,250	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB18, Class A4, 5.44%, due 6/12/47	3,767	ØØ
3,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LDPX, Class A3, 5.42%, due 1/15/49	3,474	ØØ
4,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB19, Class A4, 5.73%, due 2/12/49	4,715	µØØ
3,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A4, 5.81%, due 6/15/49	3,513	µØØ
1,610	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A4, 5.79%, due 2/12/51	1,925	ØØ
1,684	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-CB20, Class A3, 5.82%, due 2/12/51	1,758	ØØ
3,450	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD12, Class A4, 5.88%, due 2/15/51	4,083	ØØ
839	LB-UBS Commercial Mortgage Trust, Ser. 2007-C6, Class A4, 5.86%, due 7/15/40	997
3,088	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A4, 5.38%, due 8/12/48	3,496	ØØ

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$3,500	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-4, Class A3, 5.17%, due 12/12/49	$3,988
2,300	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-7, Class A4, 5.73%, due 6/12/50	2,630	µØØ
2,142	Morgan Stanley Capital I, Ser. 2005-WMC1, Class M2, 0.95%, due 1/25/35	1,931	µØØ
2,650	Morgan Stanley Capital I, Ser. 2007-IQ16, Class A4, 5.81%, due 12/12/49	3,163	ØØ
747	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	835	µØØ
1,500	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C34, Class A3, 5.68%, due 5/15/46	1,761	ØØ
3,968	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C31, Class A4, 5.51%, due 4/15/47	4,585	ØØ
3,265	Wachovia Bank Commercial Mortgage Trust, Ser. 2007-C32, Class A3, 5.75%, due 6/15/49	3,752	µØØ
		126,573
Fannie Mae (10.8%)
7,868	Pass-Through Certificates, 5.00%, due 8/1/33 – 7/1/40	8,594
2,742	Pass-Through Certificates, 5.50%, due 7/1/33 – 1/1/39	3,010
1,971	Pass-Through Certificates, 6.00%, due 9/1/33 – 9/1/40	2,196
2	Pass-Through Certificates, 6.50%, due 9/1/32	3
6	Pass-Through Certificates, 7.00%, due 7/1/29	7
2	Pass-Through Certificates, 7.50%, due 12/1/32	2
1,974	Pass-Through Certificates, 4.00%, due 10/1/39 – 12/1/41	2,118
1,747	Pass-Through Certificates, 4.50%, due 5/1/41 – 11/1/41	1,893
4,940	Pass-Through Certificates, 3.00%, TBA, 30 Year Maturity	5,168	Ø
27,420	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	29,207	Ø
45,345	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	48,555	Ø
7,325	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	7,991	Ø
4,000	Pass-Through Certificates, 5.50%, TBA, 30 Year Maturity	4,386	Ø
		113,130
Freddie Mac (18.2%)
3,825	Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36	5,320	ØØ
17,436	Pass-Through Certificates, 4.50%, due 8/1/18 – 10/1/41	18,776	ØØ
1,729	Pass-Through Certificates, 5.00%, due 5/1/18 – 8/1/39	1,874
8,296	Pass-Through Certificates, 5.50%, due 9/1/17 – 5/1/40	9,036	ØØ
65	Pass-Through Certificates, 6.00%, due 4/1/17 – 9/1/38	72
1	Pass-Through Certificates, 6.50%, due 3/1/16	1
1	Pass-Through Certificates, 7.00%, due 6/1/32	1
24,067	Pass-Through Certificates, 4.00%, due 9/1/39 – 1/1/41	25,769	ØØ
66,610	Pass-Through Certificates, 3.50%, TBA, 30 Year Maturity	70,804	Ø
55,535	Pass-Through Certificates, 4.00%, TBA, 30 Year Maturity	59,242	Ø
		190,895
Government National Mortgage Association (0.0%)
2	Pass-Through Certificates, 6.50%, due 7/15/32	3
2	Pass-Through Certificates, 7.00%, due 8/15/32	3
		6
	Total Mortgage-Backed Securities (Cost $421,828)	438,160

Corporate Debt Securities (36.8%)

Aerospace & Defense (0.5%)
327	AWAS Aviation Capital Ltd., Senior Secured Notes, 7.00%, due 10/17/16	349	ñ
4,360	L-3 Communications Corp., Guaranteed Notes, 3.95%, due 11/15/16	4,739	ØØ
		5,088

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Agriculture (1.9%)
$3,870	Altria Group, Inc., Guaranteed Notes, 2.85%, due 8/9/22	$3,881	ØØ
5,570	Lorillard Tobacco Co., Guaranteed Notes, 2.30%, due 8/21/17	5,635	ØØ
3,080	Lorillard Tobacco Co., Guaranteed Notes, 8.13%, due 6/23/19	3,962	ØØ
6,815	Reynolds American, Inc., Guaranteed Notes, 4.75%, due 11/1/42	6,942
		20,420
Airlines (0.6%)
280	Continental Airlines, Inc., Senior Secured Notes, 6.75%, due 9/15/15	293	ñØØ
5,005	Continental Airlines, Inc., Pass-Through Certificates, Ser. 2012-2, Class A, 4.00%, due 10/29/24	5,205
529	United Airlines, Inc., Senior Secured Notes, 9.88%, due 8/1/13	540	ñØØ
		6,038
Auto Loans (0.1%)
100	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 6.63%, due 8/15/17	117	ØØ
520	General Motors Financial Co., Inc., Guaranteed Notes, 4.75%, due 8/15/17	532	ñØØ
		649
Automakers (0.2%)
375	Chrysler Group LLC/CG Co-Issuer, Inc., Secured Notes, 8.00%, due 6/15/19	399	ØØ
240	Ford Holdings, Inc., Guaranteed Notes, 9.30%, due 3/1/30	337	ØØ
805	Ford Motor Co., Senior Unsecured Notes, 7.45%, due 7/16/31	1,018	ØØ
145	Ford Motor Co., Senior Unsecured Notes, 9.98%, due 2/15/47	201	ØØ
		1,955
Banks (5.3%)
1,085	Ally Financial, Inc., Guaranteed Notes, 5.50%, due 2/15/17	1,148
1,175	Ally Financial, Inc., Guaranteed Notes, 6.25%, due 12/1/17	1,290	ØØ
550	Ally Financial, Inc., Guaranteed Notes, 8.00%, due 3/15/20	656	ØØ
4,390	Bank of America Corp., Senior Notes, 1.50%, due 10/9/15	4,395	ØØ
1,975	Citigroup, Inc., Senior Unsecured Notes, 2.65%, due 3/2/15	2,036	ØØ
1,650	Citigroup, Inc., Senior Unsecured Notes, 6.13%, due 11/21/17	1,957	ØØ
3,585	Goldman Sachs Group, Inc., Senior Notes, 3.30%, due 5/3/15	3,744	ØØ
2,430	Goldman Sachs Group, Inc., Senior Unsecured Notes, 5.75%, due 1/24/22	2,821	ØØ
1,195	Goldman Sachs Group, Inc., Subordinated Notes, 6.75%, due 10/1/37	1,316	ØØ
2,445	JPMorgan Chase & Co., Senior Unsecured Notes, 3.45%, due 3/1/16	2,602
4,350	JPMorgan Chase & Co., Senior Unsecured Notes, 2.00%, due 8/15/17	4,397	ØØ
8,010	Morgan Stanley, Senior Unsecured Global Medium-Term Notes, Ser. F, 5.63%, due 9/23/19	8,895	ØØ
2,005	Morgan Stanley, Senior Unsecured Notes, 6.38%, due 7/24/42	2,304	ØØ
7,660	Societe Generale SA, Guaranteed Notes, 2.75%, due 10/12/17	7,718
8,475	Swedbank AB, Senior Unsecured Notes, 2.13%, due 9/29/17	8,558	ñØØ
1,225	UnionBanCal Corp., Senior Unsecured Notes, 3.50%, due 6/18/22	1,298	ØØ
		55,135

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Beverages (0.8%)
$380	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	$439	ØØ
215	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 5/15/17	253	ØØ
3,875	Pernod-Ricard SA, Senior Unsecured Notes, 2.95%, due 1/15/17	4,087	ñØØ
2,660	Pernod-Ricard SA, Senior Unsecured Notes, 5.50%, due 1/15/42	3,211	ñØØ
		7,990
Building & Construction (0.1%)
345	Lennar Corp., Guaranteed Notes, 4.75%, due 12/15/17	360	ñØØ
190	Shea Homes L.P., Senior Secured Notes, 8.63%, due 5/15/19	211	ØØ
350	Standard Pacific Corp., Guaranteed Notes, 8.38%, due 5/15/18	408	ØØ
		979
Building Materials (0.7%)
530	Masco Corp., Senior Unsecured Notes, 6.13%, due 10/3/16	580	ØØ
6,270	Owens Corning, Inc., Guaranteed Notes, 4.20%, due 12/15/22	6,337
830	USG Corp., Guaranteed Notes, 8.38%, due 10/15/18	905	ñØØ
		7,822
Chemicals (0.5%)
1,100	Hexion US Finance Corp., Senior Secured Notes, 6.63%, due 4/15/20	1,097	ØØ
330	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/20	372	ØØ
425	Huntsman Int'l LLC, Guaranteed Notes, 8.63%, due 3/15/21	484	ØØ
1,010	LyondellBasell Industries NV, Senior Unsecured Notes, 5.00%, due 4/15/19	1,093	ØØ
170	LyondellBasell Industries NV, Senior Unsecured Notes, 6.00%, due 11/15/21	197	ØØ
650	Momentive Performance Materials, Inc., Senior Secured Notes, 10.00%, due 10/15/20	624	ñØØ
890	Momentive Performance Materials, Inc., Secured Notes, 9.00%, due 1/15/21	614	ØØ
745	MPM Escrow LLC/MPM Finance Escrow Corp., Senior Secured Notes, 8.88%, due 10/15/20	730	ñ
		5,211
Commercial Services (1.2%)
9,430	ERAC USA Finance LLC, Guaranteed Notes, 3.30%, due 10/15/22	9,521	ñØØ
1,955	ERAC USA Finance LLC, Guaranteed Notes, 7.00%, due 10/15/37	2,548	ñØØ
		12,069
Computer Hardware (0.1%)
260	Seagate HDD Cayman, Guaranteed Notes, 6.88%, due 5/1/20	271
270	Seagate HDD Cayman, Guaranteed Notes, 7.00%, due 11/1/21	282	ØØ
		553
Computers (0.5%)
2,300	Hewlett-Packard Co., Senior Unsecured Notes, 2.60%, due 9/15/17	2,240	ØØ
3,475	Hewlett-Packard Co., Senior Unsecured Notes, 4.65%, due 12/9/21	3,478	ØØ
		5,718

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Consumer - Commercial Lease Financing (0.6%)
$650	CIT Group, Inc., Senior Unsecured Notes, Ser. C, 5.25%, due 4/1/14	$674	ñØØ
585	CIT Group, Inc., Senior Unsecured Notes, 5.00%, due 5/15/17	616	ØØ
1,225	CIT Group, Inc., Senior Unsecured Notes, 4.25%, due 8/15/17	1,256	ØØ
75	CIT Group, Inc., Senior Unsecured Notes, 5.25%, due 3/15/18	80	ØØ
310	CIT Group, Inc., Senior Unsecured Notes, 6.63%, due 4/1/18	346	ñØØ
435	CIT Group, Inc., Senior Unsecured Notes, 5.50%, due 2/15/19	464	ñØØ
755	Int'l Lease Finance Corp., Senior Unsecured Medium-Term Notes, Ser. R, 5.65%, due 6/1/14	792	ØØ
1,140	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.63%, due 9/15/15	1,284	ØØ
535	Int'l Lease Finance Corp., Senior Unsecured Notes, 8.75%, due 3/15/17	625	ØØ
355	Int'l Lease Finance Corp., Senior Unsecured Notes, 6.25%, due 5/15/19	382	ØØ
		6,519
Department Stores (0.1%)
630	Sears Holdings Corp., Secured Notes, 6.63%, due 10/15/18	589	ØØ

Diversified Financial Services (2.2%)
2,520	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 3.00%, due 6/12/17	2,577	ØØ
4,760	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 9/20/22	4,932	ØØ
3,460	General Electric Capital Corp., Senior Unsecured Notes, 1.63%, due 7/2/15	3,519	ØØ
2,930	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 2.30%, due 4/27/17	3,027	ØØ
4,705	General Electric Capital Corp., Junior Subordinated Notes, Ser. B, 6.25%, due 12/15/49	5,129	µØØ
2,615	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	2,628	ñØØ
720	PSALM Corp., Senior Unsecured Notes, 7.39%, due 12/2/24	1,010
		22,822
Electric (1.3%)
2,860	Dominion Resources, Inc., Senior Unsecured Notes, Ser. C, 4.05%, due 9/15/42	2,974	ØØ
1,775	Duke Energy Corp., Senior Unsecured Notes, 1.63%, due 8/15/17	1,788	ØØ
6,110	Exelon Generation Co., LLC, Senior Unsecured Notes, 4.00%, due 10/1/20	6,588	ØØ
2,780	Pacific Gas & Electric Co., Senior Unsecured Notes, 3.75%, due 8/15/42	2,768	ØØ
		14,118
Electric - Generation (0.3%)
942	Calpine Corp., Senior Secured Notes, 7.25%, due 10/15/17	999	ñØØ
1,000	NRG Energy, Inc., Guaranteed Notes, 7.63%, due 1/15/18	1,092	ØØ
1,385	NRG Energy, Inc., Guaranteed Notes, 7.88%, due 5/15/21	1,517	ØØ
		3,608
Electric - Integrated (0.2%)
545	IPALCO Enterprises, Inc., Senior Secured Notes, 7.25%, due 4/1/16	607	ñØØ
960	IPALCO Enterprises, Inc., Senior Secured Notes, 5.00%, due 5/1/18	1,013	ØØ
		1,620
Electronics (0.1%)
940	Ceridian Corp., Senior Secured Notes, 8.88%, due 7/15/19	996	ñØØ
225	Freescale Semiconductor, Inc., Senior Secured Notes, 9.25%, due 4/15/18	241	ñØØ
180	NXP BV Funding LLC, Senior Secured Notes, 9.75%, due 8/1/18	210	ñØØ

		1,447

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Energy - Exploration & Production (1.1%)
$50	Chesapeake Energy Corp., Guaranteed Notes, 7.63%, due 7/15/13	$52	ØØ
400	Chesapeake Energy Corp., Guaranteed Notes, 9.50%, due 2/15/15	448	ØØ
40	Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17	42	ØØ
1,130	Chesapeake Energy Corp., Guaranteed Notes, 6.88%, due 8/15/18	1,187	ØØ
15	Chesapeake Energy Corp., Guaranteed Notes, 6.63%, due 8/15/20	16	ØØ
565	Chesapeake Energy Corp., Guaranteed Notes, 6.13%, due 2/15/21	572	ØØ
520	Cimarex Energy Co., Guaranteed Notes, 5.88%, due 5/1/22	555	ØØ
560	Continental Resources, Inc., Guaranteed Notes, 5.00%, due 9/15/22	591	ñØØ
115	Everest Acquisition LLC/Everest Acquisition Finance, Inc., Senior Secured Notes, 6.88%, due 5/1/19	124	ñØØ
1,180	Everest Acquisition LLC/Everest Acquisition Finance, Inc., Senior Unsecured Notes, 9.38%, due 5/1/20	1,304	ñØØ
85	Everest Acquisition LLC/Everest Acquisition Finance, Inc., Guaranteed Notes, 7.75%, due 9/1/22	88	ñØØ
510	EXCO Resources, Inc., Guaranteed Notes, 7.50%, due 9/15/18	479	ØØ
300	Forest Oil Corp., Guaranteed Notes, 7.50%, due 9/15/20	307	ñØØ
595	Linn Energy LLC, Guaranteed Notes, 8.63%, due 4/15/20	651	ØØ
453	Linn Energy LLC, Guaranteed Notes, 7.75%, due 2/1/21	484	ØØ
625	Newfield Exploration Co., Senior Unsecured Notes, 5.75%, due 1/30/22	675	ØØ
210	Newfield Exploration Co., Senior Unsecured Notes, 5.63%, due 7/1/24	224	ØØ
390	Plains Exploration & Production Co., Guaranteed Notes, 7.63%, due 6/1/18	413	ØØ
470	Plains Exploration & Production Co., Guaranteed Notes, 6.50%, due 11/15/20	470
345	Plains Exploration & Production Co., Guaranteed Notes, 6.63%, due 5/1/21	345	ØØ
360	Plains Exploration & Production Co., Guaranteed Notes, 6.75%, due 2/1/22	362	ØØ
500	Plains Exploration & Production Co., Guaranteed Notes, 6.88%, due 2/15/23	499
195	Range Resources Corp., Guaranteed Notes, 5.75%, due 6/1/21	209	ØØ
115	Range Resources Corp., Guaranteed Notes, 5.00%, due 8/15/22	120	ØØ
345	SandRidge Energy, Inc., Guaranteed Notes, 8.00%, due 6/1/18	362	ñØØ
430	SandRidge Energy, Inc., Guaranteed Notes, 7.50%, due 3/15/21	447	ØØ
330	SandRidge Energy, Inc., Guaranteed Notes, 8.13%, due 10/15/22	355	ñØØ
415	WPX Energy, Inc., Senior Unsecured Notes, 5.25%, due 1/15/17	443	ØØ
		11,824
Food (0.2%)
2,005	Kraft Foods Group, Inc., Senior Unsecured Notes, 5.00%, due 6/4/42	2,342	ñØØ

Food & Drug Retailers (0.1%)
655	Rite Aid Corp., Senior Secured Notes, 9.75%, due 6/12/16	714	ØØ

Gaming (0.6%)
905	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	966	ØØ
150	CityCenter Holdings LLC, Senior Secured Notes, 7.63%, due 1/15/16	160	ñØØ
790	Graton Economic Development Authority, Senior Secured Notes, 9.63%, due 9/1/19	840	ñØØ
635	MGM Mirage, Inc., Senior Secured Notes, 11.13%, due 11/15/17	700	ØØ
315	MGM Mirage, Inc., Senior Secured Notes, 9.00%, due 3/15/20	351	ØØ
325	MGM Resorts Int'l, Guaranteed Notes, 6.75%, due 10/1/20	323	ñØØ
1,210	MGM Resorts Int'l, Guaranteed Notes, 7.75%, due 3/15/22	1,251	ØØ
510	Pinnacle Entertainment, Inc., Guaranteed Notes, 7.75%, due 4/1/22	552	ØØ
460	Seminole Indian Tribe of Florida, Notes, 7.75%, due 10/1/17	502	ñØØ
378	Wynn Las Vegas LLC, 1st Mortgage, 7.75%, due 8/15/20	424	ØØ
		6,069

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Gas Distribution (0.7%)
$220	AmeriGas Finance LLC, Guaranteed Notes, 6.75%, due 5/20/20	$237	ØØ
665	AmeriGas Finance LLC, Guaranteed Notes, 7.00%, due 5/20/22	722	ØØ
645	Chesapeake Midstream Partners L.P., Guaranteed Notes, 6.13%, due 7/15/22	682	ØØ
310	El Paso Corp., Senior Unsecured Notes, 7.00%, due 6/15/17	354	ØØ
90	El Paso Corp., Senior Unsecured Global Medium-Term Notes, 7.75%, due 1/15/32	107	ØØ
700	El Paso Energy Corp., Senior Unsecured Global Medium-Term Notes, 7.80%, due 8/1/31	833	ØØ
960	Energy Transfer Equity L.P., Senior Secured Notes, 7.50%, due 10/15/20	1,092	ØØ
350	Ferrellgas L.P., Senior Unsecured Notes, 9.13%, due 10/1/17	375	ØØ
815	Kinder Morgan Finance Co., Guaranteed Notes, 5.70%, due 1/5/16	892	ØØ
755	MarkWest Energy Partners L.P., Guaranteed Notes, Ser. B, 8.75%, due 4/15/18	808	ØØ
455	Regency Energy Partners L.P., Guaranteed Notes, 6.88%, due 12/1/18	489	ØØ
295	Suburban Propane Partners L.P., Senior Unsecured Notes, 7.50%, due 10/1/18	317	ñØØ
		6,908
Health Facilities (1.0%)
80	CHS/Columbia Healthcare Corp., Senior Unsecured Notes, 7.50%, due 12/15/23	80	ØØ
1,590	Community Health Systems, Inc., Senior Secured Notes, 5.13%, due 8/15/18	1,650	ØØ
360	DaVita, Inc., Guaranteed Notes, 5.75%, due 8/15/22	376	ØØ
1,935	HCA, Inc., Senior Secured Notes, 8.50%, due 4/15/19	2,174	ØØ
725	HCA, Inc., Senior Secured Notes, 5.88%, due 3/15/22	778	ØØ
1,345	HCA, Inc., Senior Secured Notes, 4.75%, due 5/1/23	1,345
1,045	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 6.75%, due 10/15/22	1,139	ØØ
560	OMEGA Healthcare Investors, Inc., Guaranteed Notes, 5.88%, due 3/15/24	596	ØØ
690	Tenet Healthcare Corp., Senior Secured Notes, 6.25%, due 11/1/18	747	ØØ
140	Tenet Healthcare Corp., Senior Secured Notes, 8.88%, due 7/1/19	156	ØØ
1,295	Tenet Healthcare Corp., Senior Secured Notes, 4.75%, due 6/1/20	1,284	ñ
		10,325
Healthcare - Services (0.5%)
5,065	UnitedHealth Group, Inc., Senior Unsecured Notes, 3.95%, due 10/15/42	5,132

Hotels (0.1%)
405	Host Hotels & Resorts L.P., Unsubordinated Notes, Ser. W, 5.88%, due 6/15/19	445	ØØ
220	Host Hotels & Resorts L.P., Senior Unsecured Notes, 6.00%, due 10/1/21	255	ØØ
520	Host Hotels & Resorts L.P., Senior Unsecured Notes, 5.25%, due 3/15/22	575
		1,275
Insurance (0.6%)
6,460	Prudential Financial, Inc., Junior Subordinated Notes, 5.88%, due 9/15/42	6,799	µØØ

Investments & Misc. Financial Services (0.2%)
830	Icahn Enterprises L.P., Guaranteed Notes, 7.75%, due 1/15/16	867	ØØ
820	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	881	ØØ
235	Icahn Enterprises L.P., Guaranteed Notes, 8.00%, due 1/15/18	253	ñØØ
		2,001
Leisure (0.1%)
275	Cedar Fair L.P., Guaranteed Notes, 9.13%, due 8/1/18	311	ØØ
635	Royal Caribbean Cruises Ltd., Senior Unsecured Notes, 7.25%, due 6/15/16	718	ØØ
		1,029

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Machinery (0.2%)
$1,355	Case New Holland, Inc., Guaranteed Notes, 7.88%, due 12/1/17	$1,592	ØØ
320	CNH Capital LLC, Senior Notes, 3.88%, due 11/1/15	328	ñ
345	Terex Corp., Guaranteed Notes, 6.50%, due 4/1/20	362	ØØ
245	The Manitowoc Co., Inc., Guaranteed Notes, 8.50%, due 11/1/20	275	ØØ
		2,557
Media (1.9%)
3,300	DirecTV Holdings LLC, Guaranteed Notes, 6.00%, due 8/15/40	3,796	ØØ
1,675	NBCUniversal Media LLC, Senior Unsecured Notes, 2.88%, due 1/15/23	1,688	ØØ
1,505	NBCUniversal Media LLC, Senior Unsecured Notes, 6.40%, due 4/30/40	1,972	ØØ
1,585	NBCUniversal Media LLC, Senior Unsecured Notes, 4.45%, due 1/15/43	1,638	ØØ
1,820	Time Warner Cable, Inc., Guaranteed Notes, 6.75%, due 7/1/18	2,304	ØØ
2,845	Time Warner Cable, Inc., Guaranteed Notes, 8.75%, due 2/14/19	3,910	ØØ
1,815	Time Warner Cable, Inc., Guaranteed Notes, 5.50%, due 9/1/41	2,118	ØØ
1,365	Time Warner, Inc., Guaranteed Notes, 6.10%, due 7/15/40	1,741	ØØ
815	Time Warner, Inc., Guaranteed Notes, 5.38%, due 10/15/41	957	ØØ
		20,124
Media - Broadcast (0.3%)
140	AMC Networks, Inc., Guaranteed Notes, 7.75%, due 7/15/21	159	ØØ
1,380	Univision Communications, Inc., Senior Secured Notes, 6.88%, due 5/15/19	1,411	ñØØ
1,100	XM Satellite Radio, Inc., Guaranteed Notes, 7.63%, due 11/1/18	1,215	ñØØ
		2,785
Media - Cable (0.8%)
1,080	CCO Holdings LLC, Guaranteed Notes, 7.25%, due 10/30/17	1,180	ØØ
60	CCO Holdings LLC, Guaranteed Notes, 7.00%, due 1/15/19	65	ØØ
585	CCO Holdings LLC, Guaranteed Notes, 8.13%, due 4/30/20	658	ØØ
55	Cequel Communications Escrow I LLC, Senior Unsecured Notes, 6.38%, due 9/15/20	56	ñ
840	Cequel Communications Holdings I LLC, Senior Unsecured Notes, 8.63%, due 11/15/17	899	ñØØ
695	CSC Holdings LLC, Senior Unsecured Notes, 7.63%, due 7/15/18	804	ØØ
820	CSC Holdings LLC, Senior Unsecured Notes, 6.75%, due 11/15/21	912	ñØØ
270	DISH DBS Corp., Guaranteed Notes, 4.63%, due 7/15/17	278
500	DISH DBS Corp., Guaranteed Notes, 7.88%, due 9/1/19	586	ØØ
90	DISH DBS Corp., Guaranteed Notes, 6.75%, due 6/1/21	100	ØØ
1,080	DISH DBS Corp., Guaranteed Notes, 5.88%, due 7/15/22	1,134
150	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	168	ØØ
525	UPC Holding BV, Secured Notes, 9.88%, due 4/15/18	589	ñØØ
555	Videotron Ltee, Guaranteed Notes, 9.13%, due 4/15/18	599	ØØ
530	Virgin Media Finance PLC, Guaranteed Notes, 5.25%, due 2/15/22	554	ØØ
		8,582
Media - Services (0.2%)
1,070	Clear Channel Worldwide Holdings, Inc., Guaranteed Notes, Ser. B, 9.25%, due 12/15/17	1,148	ØØ
765	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	842
25	WMG Acquisition Corp., Senior Secured Notes, 9.50%, due 6/15/16	28
100	WMG Acquisition Corp., Senior Secured Notes, 6.00%, due 1/15/21	100	ñØ
		2,118

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Medical Products (0.2%)
$300	Biomet, Inc., Guaranteed Notes, 6.50%, due 8/1/20	$310	ñ
395	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 6.50%, due 9/15/18	442	ñØØ
315	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 5.63%, due 7/31/19	331	ñØØ
110	Fresenius Medical Care US Finance, Inc., Guaranteed Notes, 5.88%, due 1/31/22	117	ñØØ
350	Hologic, Inc., Guaranteed Notes, 6.25%, due 8/1/20	371	ñØØ
485	LVB Acquisition, Inc., Guaranteed Notes, 10.00%, due 10/15/17	512	ØØ
		2,083
Metals - Mining Excluding Steel (0.2%)
320	FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 7.00%, due 11/1/15	323	ñØØ
565	FMG Resources (August 2006) Pty Ltd., Senior Unsecured Notes, 6.00%, due 4/1/17	543	ñØØ
400	Peabody Energy Corp., Guaranteed Notes, 7.38%, due 11/1/16	458	ØØ
780	Peabody Energy Corp., Guaranteed Notes, 6.00%, due 11/15/18	809
		2,133
Mining (0.8%)
4,070	Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes, 3.55%, due 3/1/22	4,144	ØØ
2,640	Rio Tinto Finance USA PLC, Guaranteed Notes, 1.63%, due 8/21/17	2,652	ØØ
1,930	Vale Overseas Ltd., Guaranteed Notes, 4.38%, due 1/11/22	2,055	ØØ
		8,851
Miscellaneous Manufacturers (0.8%)
1,695	General Electric Co., Senior Unsecured Notes, 2.70%, due 10/9/22	1,704
1,600	General Electric Co., Senior Unsecured Notes, 4.13%, due 10/9/42	1,677
5,120	Smiths Group PLC, Guaranteed Notes, 3.63%, due 10/12/22	5,222	ñ
		8,603
Office - Business Equipment (0.4%)
4,065	Xerox Corp., Senior Unsecured Notes, 4.50%, due 5/15/21	4,299	ØØ

Oil & Gas (0.7%)
5,110	Anadarko Petroleum Corp., Senior Unsecured Notes, 5.95%, due 9/15/16	5,936	ØØ
270	Pemex Project Funding Master Trust, Guaranteed Notes, 5.75%, due 3/1/18	314
600	Pemex Project Funding Master Trust, Guaranteed Notes, 6.63%, due 6/15/38	750
		7,000
Oil, Gas & Consumable Fuels (0.5%)
4,845	Encana Corp., Senior Unsecured Notes, 3.90%, due 11/15/21	5,225	ØØ

Packaging (0.4%)
570	Crown Americas LLC, Guaranteed Notes, 7.63%, due 5/15/17	606	ØØ
580	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 7.38%, due 5/15/16	664	ØØ
475	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.13%, due 4/15/19	506	ØØ
225	Reynolds Group Issuer, Inc., Senior Secured Notes, 7.88%, due 8/15/19	244	ØØ
1,439	Reynolds Group Issuer, Inc., Senior Secured Notes, 5.75%, due 10/15/20	1,453	ñØØ
450	Reynolds Group Issuer, Inc., Senior Secured Notes, 6.88%, due 2/15/21	478	ØØ
		3,951

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Pharmaceuticals (0.8%)
$665	Endo Pharmaceuticals Holdings, Inc., Guaranteed Notes, 7.00%, due 7/15/19	$718	ØØ
4,165	Express Scripts Holding, Co., Guaranteed Notes, 2.65%, due 2/15/17	4,348	ñØØ
280	Jaguar Holding Co., Senior Unsecured Notes, 9.50%, due 12/1/19	313	ñØØ
380	Mylan, Inc., Guaranteed Notes, 7.63%, due 7/15/17	424	ñØØ
405	Mylan, Inc., Guaranteed Notes, 7.88%, due 7/15/20	457	ñØØ
355	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.50%, due 7/15/16	374	ñØØ
295	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.75%, due 10/1/17	316	ñØØ
195	Valeant Pharmaceuticals Int'l, Guaranteed Notes, 6.88%, due 12/1/18	208	ñØØ
105	Valeant Pharmaceuticals Int'l, Senior Notes, 6.38%, due 10/15/20	110	ñØØ
720	VPI Escrow Corp., Guaranteed Notes, 6.38%, due 10/15/20	758	ñØØ
		8,026
Pipelines (0.2%)
1,640	Kinder Morgan Energy Partners L.P., Senior Unsecured Notes, 6.50%, due 9/1/39	2,092	ØØ

Printing & Publishing (0.4%)
670	Gannett Co., Inc., Guaranteed Notes, 9.38%, due 11/15/17	746	ØØ
1,020	Gannett Co., Inc., Guaranteed Notes, 7.13%, due 9/1/18	1,113	ØØ
165	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.60%, due 8/15/16	180	ØØ
1,400	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 7.25%, due 5/15/18	1,391	ØØ
675	R.R. Donnelley & Sons Co., Senior Unsecured Notes, 8.25%, due 3/15/19	695	ØØ
		4,125
Real Estate (0.5%)
5,420	WEA Finance LLC/WT Finance Aust Pty. Ltd., Guaranteed Notes, 3.38%, due 10/3/22	5,493	ñØØ

Real Estate Investment Trusts (0.7%)
4,315	Entertainment Properties Trust, Guaranteed Notes, 5.75%, due 8/15/22	4,522	ØØ
2,300	Ventas Realty LP/Ventas Capital Corp., Guaranteed Notes, 4.00%, due 4/30/19	2,484	ØØ
		7,006
Retail (0.4%)
3,655	Walgreen Co., Senior Unsecured Notes, 3.10%, due 9/15/22	3,722	ØØ

Software - Services (0.2%)
225	Fidelity National Information Services, Inc., Guaranteed Notes, 7.63%, due 7/15/17	246	ØØ
160	Fidelity National Information Services, Inc., Guaranteed Notes, 7.88%, due 7/15/20	179	ØØ
1,240	First Data Corp., Senior Secured Notes, 7.38%, due 6/15/19	1,283	ñØØ
780	First Data Corp., Senior Secured Notes, 6.75%, due 11/1/20	780	ñØØ
		2,488
Specialty Retail (0.2%)
840	Sally Holdings LLC, Guaranteed Notes, 5.75%, due 6/1/22	898	ØØ
760	Toys "R" Us Property Co. I LLC, Guaranteed Notes, 10.75%, due 7/15/17	822	ØØ
450	Toys "R" Us Property Co. II LLC, Senior Secured Notes, 8.50%, due 12/1/17	483	ØØ
		2,203

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Steel Producers - Products (0.4%)
$110	ArcelorMittal, Senior Unsecured Notes, 4.75%, due 2/25/17	$108	ØØ
2,940	ArcelorMittal, Senior Unsecured Notes, 6.13%, due 6/1/18	2,930	ØØ
325	ArcelorMittal, Senior Unsecured Notes, 5.50%, due 8/5/20	314	ØØ
310	ArcelorMittal, Senior Unsecured Notes, 5.75%, due 3/1/21	299
140	ArcelorMittal, Senior Unsecured Notes, 6.50%, due 2/25/22	138	ØØ
540	Steel Dynamics, Inc., Guaranteed Notes, 6.13%, due 8/15/19	564	ñØØ
		4,353
Support - Services (0.2%)
145	HDTFS, Inc., Guaranteed Notes, 5.88%, due 10/15/20	146	ñ
615	Iron Mountain, Inc., Guaranteed Notes, 7.75%, due 10/1/19	693	ØØ
265	Knowledge Learning Corp., Guaranteed Notes, 7.75%, due 2/1/15	233	ñØØ
295	United Rentals NA, Inc., Guaranteed Notes, 10.88%, due 6/15/16	329	ØØ
340	UR Financing Escrow Corp., Secured Notes, 5.75%, due 7/15/18	366	ñØØ
		1,767
Telecom - Integrated Services (1.4%)
560	CenturyLink, Inc., Senior Unsecured Notes, Ser. T, 5.80%, due 3/15/22	589	ØØ
175	Citizens Communications Co., Senior Unsecured Notes, 6.25%, due 1/15/13	176	ØØ
35	Citizens Communications Co., Senior Unsecured Notes, 9.00%, due 8/15/31	37	ØØ
135	Frontier Communications Corp., Senior Unsecured Notes, 7.88%, due 4/15/15	151	ØØ
595	Frontier Communications Corp., Senior Unsecured Notes, 8.25%, due 4/15/17	686	ØØ
490	Intelsat Jackson Holdings SA, Guaranteed Notes, 8.50%, due 11/1/19	550	ØØ
153	PAETEC Holding Corp., Senior Secured Notes, 8.88%, due 6/30/17	165	ØØ
260	Qwest Capital Funding, Inc., Guaranteed Notes, 6.88%, due 7/15/28	267	ØØ
1,345	Qwest Communications Int'l, Inc., Guaranteed Notes, 7.13%, due 4/1/18	1,421	ØØ
6,050	Qwest Corp., Senior Unsecured Notes, 6.75%, due 12/1/21	7,236	ØØ
850	tw telecom holdings, Inc., Guaranteed Notes, 5.38%, due 10/1/22	873	ñØØ
330	U.S. West Communications Group, Senior Unsecured Notes, 6.88%, due 9/15/33	332	ØØ
125	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	131	ØØ
1,205	Windstream Corp., Guaranteed Notes, 7.75%, due 10/15/20	1,298	ØØ
600	Windstream Corp., Guaranteed Notes, 7.75%, due 10/1/21	649	ØØ
300	Windstream Corp., Guaranteed Notes, 7.50%, due 6/1/22	318	ØØ
		14,879
Telecom - Wireless (0.4%)
165	SBA Telecommunications, Inc., Guaranteed Notes, 5.75%, due 7/15/20	171	ñØØ
945	Sprint Capital Corp., Guaranteed Notes, 6.90%, due 5/1/19	1,028	ØØ
385	Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	394	ØØ
960	Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 12/1/16	1,032	ØØ
580	Sprint Nextel Corp., Guaranteed Notes, 7.00%, due 3/1/20	673	ñØØ
945	Telesat Canada/Telesat LLC, Senior Unsecured Notes, 6.00%, due 5/15/17	985	ñ
		4,283
Telecommunications (1.0%)
4,830	SK Telecom Co. Ltd., Senior Unsecured Notes, 2.13%, due 5/1/18	4,820	ñØ
5,055	Telefonaktiebolaget LM Ericsson, Senior Unsecured Notes, 4.13%, due 5/15/22	5,307	ØØ
		10,127

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

Transportation (0.1%)
$1,390	CSX Corp., Senior Unsecured Notes, 4.10%, due 3/15/44	$1,409	ØØ

	Total Corporate Debt Securities (Cost $366,519)	385,052

Asset-Backed Securities (6.2%)
2,980	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M1, 0.66%, due 9/25/35	2,336	µ
3,480	Accredited Mortgage Loan Trust, Ser. 2005-4, Class A2D, 0.53%, due 12/25/35	3,167	µ
1,894	ACE Securities Corp., Ser. 2007-ASP2, Class A2D, 0.49%, due 6/25/37	1,084	µØØ
4,750	Aegis Asset Backed Securities Trust, Ser. 2005-1, Class M3, 0.76%, due 3/25/35	3,602	µ
1,131	Asset Backed Securities Corp. Home Equity, Ser. 2004-HE5, Class M2, 2.09%, due 8/25/34	840	µ
3,521	Asset Backed Securities Corp. Home Equity, Ser. 2006-HE1, Class A3, 0.41%, due 1/25/36	3,143	µ
1,320	Bear Stearns Asset Backed Securities Trust, Ser. 2006-HE1, Class 2M1, 0.62%, due 2/25/36	1,032	µ
3,958	Carrington Mortgage Loan Trust, Ser. 2005-NC3, Class M2, 0.67%, due 6/25/35	2,866	µ
6,000	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A3, 0.36%, due 5/25/36	4,894	µ
3,312	Carrington Mortgage Loan Trust, Ser. 2006-NC4, Class A5, 0.27%, due 10/25/36	2,350	µ
2,500	Citigroup Mortgage Loan Trust, Inc., Ser. 2005-HE2, Class M1, 0.96%, due 5/25/35	1,993	ñµ
1,101	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, 0.37%, due 9/25/36	530	µ
2,110	Credit-Based Asset Servicing and Securitization, Ser. 2006-CB3, Class AV3, 0.38%, due 3/25/36	1,384	µ
1,905	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2004-FFH4, Class M5, 1.79%, due 1/25/35	1,637	µ
3,300	First Franklin Mortgage Loan Asset Backed Certificates, Ser. 2005-FF5, Class M2, 0.70%, due 3/25/35	2,711	µ
1,116	Fremont Home Loan Trust, Ser. 2004-2, Class M2, 1.14%, due 7/25/34	985	µ
7,843	Morgan Stanley Home Equity Loan Trust, Ser. 2006-2, Class A4, 0.49%, due 2/25/36	5,077	µ
602	Morgan Stanley Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.37%, due 4/25/36	373	µ
3,190	Nationstar Home Equity Loan Trust, Ser. 2007-A, Class AV3, 0.36%, due 3/25/37	2,850	µ
3,692	New Century Home Equity Loan Trust, Ser. 2004-3, Class M2, 1.19%, due 11/25/34	3,375	µ
3,500	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class A4, 0.49%, due 3/25/36	3,088	µØØ
2,170	Park Place Securities, Inc., Ser. 2004-WHQ2, Class M3, 0.90%, due 2/25/35	1,656	µ
1,334	Residential Asset Mortgage Products, Inc., Ser. 2003-RS2, Class AII, 0.89%, due 3/25/33	1,118	µ
1,886	Residential Asset Mortgage Products, Inc., Ser. 2006-RS1, Class AI2, 0.44%, due 1/25/36	1,677	µ
1,397	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, 1.08%, due 8/25/35	1,037	µ
1,240	Soundview Home Equity Loan Trust, Ser. 2006-3, Class A3, 0.37%, due 11/25/36	855	µ
3,490	Structured Asset Investment Loan Trust, Ser. 2004-8, Class M1, 1.11%, due 9/25/34	2,584	µ
4,255	Structured Asset Securities Corp., Ser. 2005-NC2, Class M3, 0.64%, due 5/25/35	3,296	µ
1,905	Structured Asset Securities Corp., Ser. 2006-NC1, Class A4, 0.36%, due 5/25/36	1,592	µØØ
2,157	Wells Fargo Home Equity Trust, Ser. 2006-3, Class A2, 0.36%, due 1/25/37	1,801	µØØ

	Total Asset-Backed Securities (Cost $56,421)	64,933

Government Securities (4.7%)

Quasi - Sovereign (1.1%)
1,200	Banco Nacional de Desenvolvimento Economico e Social, Senior Unsecured Notes, 5.50%, due 7/12/20	1,437
760	Bank of China Hong Kong, Subordinated Notes, 5.55%, due 2/11/20	866
200	Empresa Nacional del Petroleo, Senior Unsecured Notes, 5.25%, due 8/10/20	224
600	Export Credit Bank of Turkey, Senior Unsecured Notes, 5.88%, due 4/24/19	656
500	Intergas Finance BV, Senior Unsecured Notes, 6.38%, due 5/14/17	569
150	KazMunayGaz National Co., Senior Unsecured Global Medium-Term Notes, Ser. 2, 9.13%, due 7/2/18	196
250	KazMunayGaz National Co., Senior Unsecured Notes, 11.75%, due 1/23/15	300
250	KazMunayGaz National Co., Senior Unsecured Notes, 6.38%, due 4/9/21	295
200	Majapahit Holding BV, Senior Unsecured Notes, 7.25%, due 6/28/17	238
550	Majapahit Holding BV, Senior Unsecured Notes, 7.75%, due 1/20/20	692
370	Majapahit Holding BV, Senior Unsecured Notes, 7.88%, due 6/29/37	507
1,300	Nak Naftogaz Ukraine, Unsecured Notes, 9.50%, due 9/30/14	1,324

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT			VALUE†

(000's omitted)			(000's omitted)z

	$330	Pemex Project Funding Master Trust, Guaranteed Notes, 6.63%, due 6/15/35	$412
	1,280	Petroleos de Venezuela SA, Senior Unsecured Notes, 5.25%, due 4/12/17	1,011
	850	Petroleos de Venezuela SA, Senior Unsecured Notes, 12.75%, due 2/17/22	873
	750	Power Sector Assets & Liabilities Management Corp., Senior Unsecured Notes, 6.88%, due 11/2/16	887
	600	Russian Agricultural Bank OJSC Via RSHB Capital SA, Senior Unsecured Medium-Term Notes, 6.30%, due 5/15/17	665
	100	Russian Agricultural Bank OJSC Via RSHB Capital SA, Senior Unsecured Notes, 7.13%, due 1/14/14	106
	200	Russian Agricultural Bank OJSC Via RSHB Capital SA, Senior Unsecured Notes, 7.75%, due 5/29/18	238
	400	Russian Agricultural Bank OJSC Via RSHB Capital SA, Subordinated Notes, 6.00%, due 6/3/21	418
			11,914
Sovereign (3.6%)
	100	Arab Republic of Egypt, Senior Unsecured Notes, 6.88%, due 4/30/40	100
AUD	6,025	Australian Government Bond, Senior Unsecured Notes, 5.25%, due 3/15/19	7,145	a
CAD	5,090	Canadian Government Bond, Unsecured Notes, 1.50%, due 3/1/17	5,136	a
	200	Dominican Republic, Senior Unsecured Notes, 7.50%, due 5/6/21	235
	100	Federative Republic of Brazil, Senior Unsecured Notes, 7.88%, due 3/7/15	117
	150	Federative Republic of Brazil, Senior Unsecured Notes, 5.63%, due 1/7/41	192
	100	Gabonese Republic, Bonds, 8.20%, due 12/12/17	121
	180	Ivory Coast Government International Bond, Senior Unsecured Notes, 3.75%, due 12/31/32	162
JPY	138,180	Japanese Government Cpi Linked Bond, Senior Unsecured Notes, 1.40%, due 6/10/18	1,914	a
	430	Lebanese Republic, Unsubordinated Global Medium-Term Notes, 6.38%, due 3/9/20	447
	100	Lithuania Government International Bond, Senior Unsecured Notes, 5.13%, due 9/14/17	112
NZD	5,890	New Zealand Government Bond, Senior Unsecured Notes, 6.00%, due 12/15/17	5,573	a
NZD	1,760	New Zealand Government Bond, Senior Unsecured Notes, 5.50%, due 4/15/23	1,698	a
	260	Republic of Argentina, Senior Unsecured Notes, 8.75%, due 6/2/17	221
	1,053	Republic of Argentina, Senior Unsecured Notes, 8.28%, due 12/31/33	685
	800	Republic of Argentina, Senior Unsecured Notes, 2.50%, due 12/31/38	260
	280	Republic of Bulgaria, Senior Unsecured Notes, 8.25%, due 1/15/15	322
	150	Republic of Colombia, Senior Unsecured Notes, 8.25%, due 12/22/14	173
	50	Republic of Colombia, Senior Unsecured Notes, 8.13%, due 5/21/24	75
	100	Republic of Colombia, Senior Unsecured Notes, 6.13%, due 1/18/41	137
	530	Republic of Croatia, Senior Unsecured Notes, 6.75%, due 11/5/19	608
	250	Republic of El Salvador, Senior Unsecured Notes, 7.38%, due 12/1/19	294
	200	Republic of El Salvador, Senior Unsecured Notes, 7.65%, due 6/15/35	232
	100	Republic of Ghana, Senior Unsecured Notes, 8.50%, due 10/4/17	116
	1,110	Republic of Hungary, Senior Unsecured Notes, 6.25%, due 1/29/20	1,230
	350	Republic of Hungary, Senior Unsecured Notes, 7.63%, due 3/29/41	416
	550	Republic of Lithuania, Senior Unsecured Notes, 7.38%, due 2/11/20	698
	400	Republic of Panama, Senior Unsecured Notes, 5.20%, due 1/30/20	484
	380	Republic of Panama, Senior Unsecured Notes, 7.13%, due 1/29/26	545
	200	Republic of Panama, Senior Unsecured Notes, 6.70%, due 1/26/36	285
	310	Republic of Peru, Senior Unsecured Notes, 8.38%, due 5/3/16	384
	300	Republic of Philippines, Senior Unsecured Notes, 8.38%, due 6/17/19	414
	170	Republic of Philippines, Senior Unsecured Notes, 6.38%, due 10/23/34	236
	100	Republic of Poland, Senior Unsecured Notes, 5.25%, due 1/15/14	105
	500	Republic of Poland, Senior Unsecured Notes, 6.38%, due 7/15/19	622
	300	Republic of Poland, Senior Unsecured Notes, 5.13%, due 4/21/21	353
	400	Republic of Sri Lanka, Senior Unsecured Notes, 6.25%, due 10/4/20	448
	200	Republic of Turkey, Senior Unsecured Notes, 9.50%, due 1/15/14	218
	400	Republic of Turkey, Senior Unsecured Notes, 7.00%, due 6/5/20	499
	380	Republic of Turkey, Senior Unsecured Notes, 7.38%, due 2/5/25	497
	220	Republic of Turkey, Senior Unsecured Notes, 6.88%, due 3/17/36	283
	170	Republic of Turkey, Senior Unsecured Notes, 7.25%, due 3/5/38	230

See Notes to Schedule of Investments

Schedule of Investments Neuberger Berman Strategic Income Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†

(000's omitted)		(000's omitted)z

$160	Republic of Uruguay, Unsecured Notes, 8.00%, due 11/18/22	$231
450	Republic of Venezuela, Senior Unsecured Notes, 9.38%, due 1/13/34	399
200	Russian Federation Bond, Senior Unsecured Notes, 5.00%, due 4/29/20	232
283	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	358
4	Russian Federation Bond, Senior Unsecured Notes, 7.50%, due 3/31/30	5
450	Socialist Republic of Vietnam, Bonds, 6.75%, due 1/29/20	525
1,200	Ukraine Government Bond, Senior Unsecured Notes, 6.58%, due 11/21/16	1,187
400	Ukraine Government International Bond, Senior Unsecured Notes, 7.95%, due 2/23/21	424
200	United Mexican States, Senior Unsecured Notes, Ser. A, 5.13%, due 1/15/20	239
		37,622
Total Government Securities (Cost $47,708)		49,536

NUMBER OF SHARES

Short-Term Investments (6.8%)
70,874,218	State Street Institutional Liquid Reserves Fund Institutional Class (Cost $70,874)	70,874	ØØ

Total Investments (124.4%) (Cost $1,253,514)		1,302,495	##

Liabilities, less cash, receivables and other assets [(24.4%)]		(255,773	)±

Total Net Assets (100.0%)		$1,046,722

See Notes to Schedule of Investments

Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), all investments held by each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income") and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments

	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

	●	Level 3 – significant unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by an independent pricing service to value certain types of debt securities of the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of bank loan securities is determined by obtaining broker quotes from independent pricing services (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts is determined by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in State Street Institutional Government Money Market Fund Institutional Class and State Street Institutional Liquid Reserves Fund Institutional Class are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, the applicable Fund seeks to obtain quotations from principal market makers (generally considered Level 3 inputs). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Income Funds' Board of Trustees (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security based on Level 2 or 3 inputs, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2012:

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total

Core Bond
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$126,440	$—	$126,440
Mortgage-Backed Securities^	—	133,517	—	133,517
Corporate Debt Securities
Aerospace & Defense	—	984	—	984
Agriculture	—	2,865	—	2,865
Airlines	—	—	655	655
Banks	—	10,845	—	10,845
Beverages	—	5,791	—	5,791
Biotechnology	—	589	—	589

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Commercial Services	$—	$1,414	$—	$1,414
Computers	—	935	—	935
Diversified Financial Services	—	7,908	—	7,908
Electric	—	6,977	—	6,977
Electronics	—	708	—	708
Food	—	788	—	788
Healthcare—Services	—	915	—	915
Insurance	—	1,452	—	1,452
Iron—Steel		528		528
Media	—	6,307	—	6,307
Mining	—	2,248	—	2,248
Miscellaneous Manufacturers	—	1,016	—	1,016
Office—Business Equipment	—	508	—	508
Oil & Gas	—	3,313	—	3,313
Pharmaceuticals	—	3,629	—	3,629
Pipelines	—	759	—	759
Retail	—	1,575	—	1,575
Software	—	2,027	—	2,027
Telecommunications	—	5,026	—	5,026
Transportation	—	1,402	—	1,402
Total Corporate Debt Securities	—	70,509	655	71,164
Asset-Backed Securities	—	874	0	874
Short-Term Investments	—	24,700	—	24,700
Total Investments	—	356,040	655	356,695
Floating Rate Income
Investments:
Bank Loan Obligations
Aerospace & Defense	—	2,245	—	2,245
Air Transport	—	1,081	—	1,081
All Telecom	—	14,203	—	14,203
Automotive	—	9,929	—	9,929
Building & Development	—	7,365	—	7,365
Business Equipment & Services	—	21,773	2,817	24,590
Cable & Satellite Television	—	6,741	—	6,741
Chemicals & Plastics	—	6,109	—	6,109
Clothing—Textiles	—	1,477	—	1,477
Conglomerates	—	2,096	—	2,096
Containers & Glass Products	—	3,634	1,721	5,355
Cosmetics—Toiletries	—	1,480	—	1,480

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Drugs	$—	$3,517	$—	$3,517
Ecological Services & Equipment	—	2,148	—	2,148
Electronics—Electrical	—	18,782	—	18,782
Equipment Leasing	—	2,936	1,640	4,576
Financial Intermediaries	—	20,729	626	21,355
Food & Drug Retailers	—	1,906	—	1,906
Food Products	—	4,480	—	4,480
Food Service	—	4,195	—	4,195
Health Care	—	28,000	—	28,000
Home Furnishings	—	3,469	—	3,469
Industrial Equipment	—	8,118	—	8,118
Insurance	—	567	—	567
Leisure Goods—Activities—Movies	—	4,715	—	4,715
Lodging & Casinos	—	13,231	—	13,231
Nonferrous Metals—Minerals	—	7,494	—	7,494
Oil & Gas	—	10,050	294	10,344
Publishing	—	4,195	—	4,195
Radio & Television	—	8,428	—	8,428
Retailers (except food & drug)	—	22,348	—	22,348
Steel	—	—	1,990	1,990
Surface Transport	—	1,265	—	1,265
Utilities	—	5,591	1,854	7,445
Total Bank Loan Obligations	—	254,297	10,942	265,239
Corporate Debt Securities^	—	17,262	—	17,262
Short-Term Investments	—	58,250	—	58,250
Total Investments	—	329,809	10,942	340,751
High Income
Investments:
Bank Loan Obligations^	—	432,125	—	432,125
Corporate Debt Securities
Airlines	—	17,333	3,904	21,237
Auto Loans	—	17,103	—	17,103
Automakers	—	18,326	—	18,326
Banking	—	55,976	—	55,976
Beverages	—	2,385	—	2,385
Building & Construction	—	27,089	—	27,089
Building Materials	—	40,755	—	40,755
Chemicals	—	101,136	—	101,136
Computer Hardware	—	8,475	—	8,475

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Consumer—Commercial Lease Financing	$—	$132,629	$—	$132,629
Consumer Products	—	3,026	—	3,026
Department Stores	—	35,562	—	35,562
Electric—Generation	—	64,089	—	64,089
Electric—Integrated	—	26,417	—	26,417
Electronics	—	68,192	—	68,192
Energy—Exploration & Production	—	343,647	—	343,647
Food & Drug Retailers	—	22,616	—	22,616
Gaming	—	120,326	—	120,326
Gas Distribution	—	148,873	—	148,873
Health Facilities	—	154,896	—	154,896
Hotels	—	15,346	—	15,346
Investments & Misc. Financial Services	—	50,484	—	50,484
Leisure	—	8,026	—	8,026
Machinery	—	45,570	—	45,570
Media—Broadcast	—	80,596	—	80,596
Media—Cable	—	133,688	—	133,688
Media—Services	—	37,742	—	37,742
Medical Products	—	26,546	—	26,546
Metals—Mining Excluding Steel	—	77,366	—	77,366
Packaging	—	148,621	—	148,621
Pharmaceuticals	—	54,669	—	54,669
Printing & Publishing	—	117,187	—	117,187
Real Estate Dev. & Mgt.	—	10,686	—	10,686
Software—Services	—	86,589	—	86,589
Specialty Retail	—	52,351	—	52,351
Steel Producers—Products	—	33,190	—	33,190
Support—Services	—	53,433	—	53,433
Telecom—Integrated Services	—	153,858	—	153,858
Telecom—Wireless	—	94,430	—	94,430
Total Corporate Debt Securities	—	2,689,229	3,904	2,693,133
Short-Term Investments	—	137,664	—	137,664
Total Investments	—	3,259,018	3,904	3,262,922
Municipal Intermediate Bond
Investments:
Municipal Debt Securities^	—	152,981	—	152,981
Total Investments	—	152,981	—	152,981

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total

Short Duration
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$19,066	$—	$19,066
Mortgage-Backed Securities^	—	17,484	—	17,484
Corporate Debt Securities^	—	23,158	—	23,158
Asset-Backed Securities	—	7,794	0	7,794
Short-Term Investments	—	3,063	—	3,063
Total Investments	—	70,565	0	70,565
Short Duration High Income
Investments:
Bank Loans Obligations
Air Transport	—	255	—	255
All Telecom	—	397	—	397
Automotive	—	250	—	250
Building & Development	—	249	—	249
Business Equipment & Services	—	241	—	241
Financial Intermediaries	—	497	—	497
Health Care	—	252	—	252
Leisure Goods—Activities—Movies	—	—	266	266
Nonferrous Metals—Minerals	—	388	—	388
Publishing	—	316	—	316
Radio & Television	—	244	—	244
Surface Transport	—	284	—	284
Total Bank Loan Obligations	—	3,373	266	3,639
Corporate Debt Securities^	—	21,026	—	21,026
Short-Term Investments	—	3,517	—	3,517
Total Investments	—	27,916	266	28,182
Strategic Income
Investments:
Bank Loan Obligations
Aerospace & Defense	—	902	—	902
Air Transport	—	656	—	656
All Telecom	—	8,335	—	8,335
Automotive	—	6,542	—	6,542
Building & Development	—	4,636	—	4,636
Business Equipment & Services	—	12,244	1,629	13,873
Cable & Satellite Television	—	6,350	—	6,350
Chemicals & Plastics	—	3,792	—	3,792

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Clothing—Textiles	$—	$1,598	$—	$1,598
Conglomerates	—	1,309	—	1,309
Containers & Glass Products	—	1,678	1,028	2,706
Cosmetics—Toiletries	—	781	—	781
Drugs	—	2,663	—	2,663
Ecological Services & Equipment	—	2,460	—	2,460
Electronics—Electrical	—	12,274	—	12,274
Equipment Leasing	—	2,017	1,014	3,031
Financial Intermediaries	—	12,947	381	13,328
Food & Drug Retailers	—	1,294	—	1,294
Food Products	—	2,672	—	2,672
Food Service	—	2,644	—	2,644
Health Care	—	18,364	—	18,364
Home Furnishings	—	2,206	—	2,206
Industrial Equipment	—	7,226	—	7,226
Insurance	—	299	—	299
Leisure Goods—Activities—Movies	—	3,152	—	3,152
Lodging & Casinos	—	9,479	—	9,479
Nonferrous Metals—Minerals	—	4,697	—	4,697
Oil & Gas	—	6,368	100	6,468
Publishing	—	1,985	—	1,985
Radio & Television	—	5,564	—	5,564
Retailers (except food & drug)	—	14,183	—	14,183
Steel	—	—	1,110	1,110
Surface Transport	—	818	—	818
Utilities	—	3,340	1,086	4,426
Total Bank Loan Obligations	—	165,475	6,348	171,823
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	122,117	—	122,117
Mortgage-Backed Securities^	—	438,160	—	438,160
Corporate Debt Securities
Aerospace & Defense	—	5,088	—	5,088
Agriculture	—	20,420	—	20,420
Airlines	—	833	5,205	6,038
Auto Loans	—	649	—	649
Automakers	—	1,955	—	1,955
Banks	—	55,135	—	55,135
Beverages	—	7,990	—	7,990

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Building & Construction	$—	$979	$—	$979
Building Materials	—	7,822	—	7,822
Chemicals	—	5,211	—	5,211
Commercial Services	—	12,069	—	12,069
Computer Hardware	—	553	—	553
Computers	—	5,718	—	5,718
Consumer—Commercial Lease Financing	—	6,519	—	6,519
Department Stores	—	589	—	589
Diversified Financial Services	—	22,822	—	22,822
Electric	—	14,118	—	14,118
Electric—Generation	—	3,608	—	3,608
Electric—Integrated	—	1,620	—	1,620
Electronics	—	1,447	—	1,447
Energy—Exploration & Production	—	11,824	—	11,824
Food	—	2,342	—	2,342
Food & Drug Retailers	—	714	—	714
Gaming	—	6,069	—	6,069
Gas Distribution	—	6,908	—	6,908
Health Facilities	—	10,325	—	10,325
Healthcare—Services	—	5,132	—	5,132
Hotels	—	1,275	—	1,275
Insurance	—	6,799	—	6,799
Investments & Misc. Financial Services	—	2,001	—	2,001
Leisure	—	1,029	—	1,029
Machinery	—	2,557	—	2,557
Media	—	20,124	—	20,124
Media—Broadcast	—	2,785	—	2,785
Media—Cable	—	8,582	—	8,582
Media—Services	—	2,118	—	2,118
Medical Products	—	2,083	—	2,083
Metals—Mining Excluding Steel	—	2,133	—	2,133
Mining	—	8,851	—	8,851
Miscellaneous Manufacturers	—	8,603	—	8,603
Office—Business Equipment	—	4,299	—	4,299
Oil & Gas	—	7,000	—	7,000
Oil, Gas & Consumable Fuels	—	5,225	—	5,225
Packaging	—	3,951	—	3,951
Pharmaceuticals	—	8,026	—	8,026
Pipelines	—	2,092	—	2,092

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs (000's omitted)	Level 1	Level 2	Level 3§	Total
Printing & Publishing	$—	$4,125	$—	$4,125
Real Estate	—	5,493	—	5,493
Real Estate Investment Trusts	—	7,006	—	7,006
Retail	—	3,722	—	3,722
Software—Services	—	2,488	—	2,488
Specialty Retail	—	2,203	—	2,203
Steel Producers—Products	—	4,353	—	4,353
Support—Services	—	1,767	—	1,767
Telecom—Integrated Services	—	14,879	—	14,879
Telecom—Wireless	—	4,283	—	4,283
Telecommunications	—	10,127	—	10,127
Transportation	—	1,409	—	1,409
Total Corporate Debt Securities	—	379,847	5,205	385,052
Asset-Backed Securities	—	64,933	—	64,933
Government Securities^	—	49,536	—	49,536
Short-Term Investments	—	70,874	—	70,874
Total Investments	—	1,290,942	11,553	1,302,495

^	The Schedule of Investments provides information on the industry or state categorization for the portfolio.

§	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/11	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/12
Investments in Securities:

Core Bond

Corporate Debt Securities
Airlines	$3,025	$—	$208	$(45)	$1,971	$(4,504)	$—	$—	$655	$25
Asset-Backed Securitiesz	0	—	—	—	—	—	—	—	0	—
Total	3,025	—	208	(45)	1,971	(4,504)	—	—	655	25
Floating Rate Income
Bank Loan Obligations
Aerospace & Defense	660	—	—	—	—	—	—	(660)	—	—
All Telecom	1,093	1	—	(43)	—	(1,051)	—	—	—	—
Automotive	1,298	—	—	(9)	—	(1,289)	—	—	—	—

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Beginning balance, as of 11/1/11	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/12
Building & Development	$581	$—	$—	$—	$—	$—	$—	$(581)	$—	$—
Business Equipment & Services	—	2	—	35	1,831	—	949	—	2,817	35
Containers & Glass Products	2,757	1	(22)	50	—	(1,065)	—	—	1,721	50
Electronics—Electrical	727	—	—	(8)	—	(719)	—	—	—	—
Equipment Leasing	—	—	—	26	1,629	(15)	—	—	1,640	26
Financial Intermediaries	3,944	—	—	(29)	617	(2,795)	—	(1,111)	626	12
Home Furnishings	1,747	—	—	55	—	(1,802)	—	—	—	—
Leisure Goods— Activities—Movies	1,246	—	—	29	—	(1,275)	—	—	—	—
Oil & Gas	—	—	—	—	294	—	—	—	294	—
Publishing	1,680	—	—	—	—	—	—	(1,680)	—	—
Steel	—	2	—	38	1,960	(10)	—	—	1,990	38
Utilities	—	1	17	27	2,945	(1,136)	—	—	1,854	27
Total	15,733	7	(5)	171	9,276	(11,157)	949	(4,032)	10,942	188
High Income
Corporate Debt Securities
Airlines	4,063	—	(30)	260	—	(389)	—	—	3,904	260
Total	4,063	—	(30)	260	—	(389)	—	—	3,904	260
Short Duration
Asset-Backed Securitiesz	0	—	—	—	—	—	—	—	0	—
Total	0	—	—	—	—	—	—	—	0	—
Short Duration High Income
Bank Loan Obligations
Leisure Goods— Activities—Movies	—	—	—	3	263	—	—	—	266	3
Total	—	—	—	3	263	—	—	—	266	3
Strategic Income
Bank Loan Obligations
Aerospace & Defense	260	—	—	—	—	—	—	(260)	—	—
All Telecom	706	—	—	(27)	—	(679)	—	—	—	—
Automotive	441	—	—	(3)	—	(438)	—	—	—	—
Building & Development	236	—	—	—	—	—	—	(236)	—	—
Business Equipment & Services	—	1	—	19	1,143	—	466	—	1,629	19

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

(000's omitted)	Beginning balance, as of 11/1/11	Accrued discounts/ (premiums)	Realized gain/loss	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance, as of 10/31/12	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/12
Containers & Glass Products	$723	$1	$—	$14	$1,034	$(744)	$—	$—	$1,028	$3
Electronics—Electrical	494	—	—	(12)	—	(482)	—	—	—	—
Equipment Leasing	—	1	—	15	1,008	(10)	—	—	1,014	15
Financial Intermediaries	2,183	1	—	(12)	375	(1,381)	—	(785)	381	7
Home Furnishing	307	—	—	8	—	(315)	—	—	—	—
Leisure Goods— Activities—Movies	612	—	—	14	—	(626)	—	—	—	—
Oil & Gas	—	—	—	—	100	—	—	—	100	—
Publishing	998	—	—	—	—	—	—	(998)	—	—
Steel	—	1	—	21	1,094	(6)	—	—	1,110	21
Utilities	—	—	10	16	1,724	(664)	—	—	1,086	16
Corporate Debt Securities
Airlines	5,637	—	572	(68)	9,462	(10,398)	—	—	5,205	171
Electric—Generation	61	—	—	1	—	(62)	—	—	—	—
Total	12,658	5	582	(14)	15,940	(15,805)	466	(2,279)	11,553	252

The Funds had no transfers between Levels 1 and 2 during the year ended October 31, 2012. As of October 31, 2012, five securities in Floating Rate Income and six securities in Strategic Income transferred from Level 3 to Level 2 as a result of an increase in the number of observable quotations that were readily available to the independent pricing service. As of October 31, 2012, one security in Floating Rate Income and one security in Strategic Income transferred from Level 2 to Level 3 as a result of a decrease in the number of observable quotations that were readily available to the independent pricing service.

Liability Valuation Inputs

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2012:

(000's omitted)	Level 1	Level 2	Level 3	Total

Core Bond
Futures contracts	$(81)	$—	$—	$(81)
Strategic Income
Futures contracts	$(455)	$—	$—	$(455)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

##	At October 31, 2012, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond	$347,448	$11,674	$2,427	$9,247
Floating Rate Income	338,548	3,498	1,295	2,203
High Income	3,131,190	143,452	11,720	131,732
Municipal Intermediate Bond	144,924	8,083	26	8,057
Short Duration	71,887	381	1,703	(1,322)
Short Duration High Income	28,247	56	121	(65)
Strategic Income	1,256,483	48,960	2,948	46,012

ñ	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2012, these securities amounted to approximately $11,899,000 or 4.1% of net assets for Core Bond, approximately $10,277,000 or 3.5% of net assets for Floating Rate Income, approximately $805,000,000 or 24.9% of net assets for High Income, approximately $1,400,000 or 0.9% of net assets for Municipal Intermediate Bond, approximately $7,197,000 or 10.2% of net assets for Short Duration, approximately $3,956,000 or 15.7% of net assets for Short Duration High Income and approximately $89,906,000 or 8.6% of net assets for Strategic Income.
Ñ
These securities have been deemed by the investment manager to be illiquid. At October 31, 2012, these securities amounted to approximately $10,942,000 or 3.7% of net assets for Floating Rate Income, approximately $266,000 or 1.1% of net assets for Short Duration High Income and approximately $6,348,000 or 0.6% of net assets for Strategic Income.

Ø
All or a portion of this security was purchased on a when-issued basis. At October 31, 2012, these securities amounted to $61,138,000 for Core Bond, $17,838,000 for High Income, $3,984,000 for Municipal Intermediate Bond, $156,000 for Short Duration High Income and $230,273,000 for Strategic Income.

ß	Security is guaranteed by the corporate or non-profit obligor.
*	Security did not produce income during the last twelve months.
¢	All or a portion of this security was purchased on a delayed delivery basis.
††	As of October 31, 2012, the value of unfunded loan commitments was approximately $97,000 for Floating Rate Income and $60,000 for Strategic Income pursuant to the following loan agreements:

Floating Rate Income
Borrower	Principal Amount	Value
Leslie's Poolmart, Term Loan B, 5.25%, due 10/16/19	$97,000	$97,000
Strategic Income
Borrower	Principal Amount	Value
Leslie's Poolmart, Term Loan B, 5.25%, due 10/16/19	$60,000	$60,000

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

^^	All or a portion of this security has not settled as of October 31, 2012 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
ØØ
All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments and/or financial futures contracts and/or delayed delivery purchase commitments.

µ
Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2012, and their final maturities.

c	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#
Restricted security subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be illiquid.

At October 31, 2012, these securities amounted to approximately $0 or 0.0% of net assets for Core Bond and approximately $0 or 0.0% of net assets for Short Duration.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of October 31, 2012	Fair Value Percentage of Net Assets as of October 31, 2012
Core Bond	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.76%, due 7/13/46	6/29/2006	$642	0.9%	$0	0.0%
Short Duration	Knollwood CDO Ltd., Ser. 2006-2A, Class A2J, 0.76%, due 7/13/46	9/14/2007	227	0.2	0	0.0

a	Principal amount is stated in the currency in which the security is denominated.

AUD = Australian Dollar

CAD = Canadian Dollar

JPY = Japanese Yen

NZD = New Zealand Dollar

z	A zero balance may reflect actual amounts rounding to less than $1,000.

±	See Note A-13 in the Notes to Financial Statements for the Funds' open derivatives at October 31, 2012.

See Notes to Financial Statements

Statements of Assets and Liabilities

Neuberger Berman Income Funds
(000's omitted except per share amounts)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	October 31, 2012	October 31, 2012	October 31, 2012	October 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$356,695	$340,751	$3,262,922	$152,981
Cash	—	2,355	17,231	27
Foreign currency	—	—	—	—
Deposits with brokers for futures contracts (Note A)	253	—	—	—
Dividends and interest receivable	1,225	943	51,809	1,690
Receivable for securities sold	7,464	27,806	32,564	5
Receivable for Fund shares sold	239	2,093	7,133	92
Receivable from Management—net (Note B)	—	—	—	—
Prepaid expenses and other assets	39	34	171	28
Total Assets	365,915	373,982	3,371,830	154,823
Liabilities
Distributions payable	99	178	3,439	37
Due to custodian	9,303	—	—	—
Payable for securities purchased	66,467	80,628	127,696	3,990
Payable for Fund shares redeemed	267	265	4,493	221
Payable to investment manager (Note B)	62	122	1,301	32
Payable to administrator—net (Note B)	27	4	666	10
Payable for variation margin (Note A)	81	—	—	—
Payable for organization expense (Note A)	—	—	—	—
Accrued expenses and other payables	102	108	344	84
Total Liabilities	76,408	81,305	137,939	4,374
Net Assets	$289,507	$292,677	$3,233,891	$150,449
Net Assets consist of:
Paid-in capital	$273,653	$291,362	$3,064,258	$141,411
Undistributed net investment income (loss)	—	—	263	—
Distributions in excess of net investment income	(99)	(108)	—	—
Accumulated net realized gains (losses) on investments	6,438	(916)	35,980	962
Net unrealized appreciation (depreciation) in value of investments	9,515	2,339	133,390	8,076
Net Assets	$289,507	$292,677	$3,233,891	$150,449
Net Assets
Investor Class	$16,270	$—	$340,457	$20,833
Trust Class	—	—	—	—
Institutional Class	218,940	241,459	2,306,090	124,697
Class A	47,325	36,787	505,271	3,416
Class C	6,972	14,431	72,325	1,503
Class R3	—	—	9,748	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,474	—	35,984	1,726
Trust Class	—	—	—	—
Institutional Class	19,801	23,621	243,356	10,340
Class A	4,294	3,599	53,392	283
Class C	632	1,412	7,632	125
Class R3	—	—	1,030	—
Net Asset Value, offering and redemption price per share
Investor Class	$11.04	$—	$9.46	$12.07
Trust Class	—	—	—	—
Institutional Class	11.06	10.22	9.48	12.06
Class R3	—	—	9.47	—
Net Asset Value and redemption price per share
Class A	$11.02	$10.22	$9.46	$12.06
Offering Price per share
Class A‡	$11.51	$10.67	$9.88	$12.60
Net Asset Value and offering price per share
Class C^	$11.03	$10.22	$9.48	$12.06
*Cost of Investments	$347,099	$338,412	$3,129,532	$144,905
Total cost of foreign currency	$—	$—	$—	$—
‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	October 31, 2012	October 31, 2012	October 31, 2012
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$70,565	$28,182	$1,302,495
Cash	—	209	145
Foreign currency	—	—	879
Deposits with brokers for futures contracts (Note A)	—	—	1,559
Dividends and interest receivable	317	390	6,556
Receivable for securities sold	141	1,977	8,502
Receivable for Fund shares sold	100	10,000	11,355
Receivable from Management—net (Note B)	10	57	—
Prepaid expenses and other assets	35	57	72
Total Assets	71,168	40,872	1,331,563
Liabilities
Distributions payable	6	—	862
Due to custodian	—	—	—
Payable for securities purchased	488	5,568	281,493
Payable for Fund shares redeemed	37	10,079	1,056
Payable to investment manager (Note B)	15	10	473
Payable to administrator—net (Note B)	—	—	301
Payable for variation margin (Note A)	—	—	455
Payable for organization expense (Note A)	—	1	—
Accrued expenses and other payables	87	68	201
Total Liabilities	633	15,726	284,841
Net Assets	$70,535	$25,146	$1,046,722
Net Assets consist of:
Paid-in capital	$89,457	$25,130	$977,663
Undistributed net investment income (loss)	158	—	1,832
Distributions in excess of net investment income	—	—	—
Accumulated net realized gains (losses) on investments	(18,135)	75	18,697
Net unrealized appreciation (depreciation) in value of investments	(945)	(59)	48,530
Net Assets	$70,535	$25,146	$1,046,722
Net Assets
Investor Class	$38,786	$—	$—
Trust Class	5,552	—	26,555
Institutional Class	22,176	25,049	526,256
Class A	2,340	67	309,121
Class C	1,681	30	184,790
Class R3	—	—	—
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	4,834	—	—
Trust Class	726	—	2,276
Institutional Class	2,766	2,503	45,101
Class A	306	7	26,470
Class C	220	3	15,835
Class R3	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$8.02	$—	$—
Trust Class	7.65	—	11.67
Institutional Class	8.02	10.01	11.67
Class R3	—	—	—
Net Asset Value and redemption price per share
Class A	$7.64	$10.01	$11.68
Offering Price per share
Class A‡	$7.84	$10.45	$12.20
Net Asset Value and offering price per share
Class C^	$7.65	$10.01	$11.67
*Cost of Investments	$71,510	$28,241	$1,253,514
Total cost of foreign currency	$—	$—	$874

Statements of Operations

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2012	For the Year Ended October 31, 2012	For the Year Ended October 31, 2012
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$6,406	$13,071	$193,836	$4,215

Expenses:
Investment management fees (Note B)	636	1,097	13,078	342
Administration fees (Note B)	152	132	1,635	82
Administration fees (Note B):
Investor Class	34	—	681	88
Trust Class	—	—	—	—
Institutional Class	176	164	1,747	83
Class A	71	57	827	4
Class C	18	20	124	2
Class R3	—	—	13	—
Distribution fees (Note B):
Investor Class	41	—	—	—
Trust Class	—	—	—	—
Class A	84	68	985	4
Class C	85	94	590	11
Class R3	—	—	31	—
Shareholder servicing agent fees:
Investor Class	21	—	124	29
Trust Class	—	—	—	—
Institutional Class	17	16	225	9
Class A	14	6	124	2
Class C	3	3	21	2
Class R3	—	—	2	—
Organization expense (Note A)	—	—	—	—
Audit fees	27	30	56	53
Custodian fees (Note A)	157	251	506	108
Insurance expense	12	13	101	7
Legal fees	99	100	96	98
Registration and filing fees	56	60	237	47
Reimbursement of expenses previously assumed by Management (Note B)	—	—	9	—
Shareholder reports	38	20	264	15
Trustees' fees and expenses	53	53	55	53
Miscellaneous	20	20	138	10
Total expenses	1,814	2,204	21,669	1,049

See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2012	Period from September 28, 2012 (Commencement of Operations) to October 31, 2012	For the Year Ended October 31, 2012
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$1,427	$87	$33,013

Expenses:
Investment management fees (Note B)	163	10	4,159
Administration fees (Note B)	39	2	454
Administration fees (Note B):
Investor Class	88	—	—
Trust Class	26	—	75
Institutional Class	14	2	306
Class A	2	—	513
Class C	3	—	316
Class R3	—	—	—
Distribution fees (Note B):
Investor Class	—	—	—
Trust Class	—	—	22
Class A	2	—	610
Class C	12	—	1,503
Class R3	—	—	—
Shareholder servicing agent fees:
Investor Class	36	—	—
Trust Class	1	—	5
Institutional Class	2	—	41
Class A	1	—	110
Class C	—	—	40
Class R3	—	—	—
Organization expense (Note A)	—	112	—
Audit fees	58	32	60
Custodian fees (Note A)	81	9	442
Insurance expense	4	—	33
Legal fees	92	12	105
Registration and filing fees	56	1	97
Reimbursement of expenses previously assumed by Management (Note B)	—	—	—
Shareholder reports	15	15	85
Trustees' fees and expenses	53	—	53
Miscellaneous	9	1	55
Total expenses	757	196	9,084

Statements of Operations (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	CORE BOND FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL INTERMEDIATE BOND FUND
	For the Year Ended October 31, 2012	For the Year Ended October 31, 2012	For the Year Ended October 31, 2012	For the Year Ended October 31, 2012
Expenses reimbursed by Management (Note B)	(214)	(454)	—	(282)
Management fees waived (Note B)	(153)	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	(2)	(1)
Total net expenses	1,447	1,750	21,667	766
Net investment income (loss)	$4,959	$11,321	$172,169	$3,449
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	8,358	660	37,595	964
Financial futures contracts	(611)	—	—	—
Foreign currency	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	4,534	5,876	107,173	5,272
Financial futures contracts	(8)	—	—	—
Foreign currency	—	—	—	—
Net gain (loss) on investments	12,273	6,536	144,768	6,236
Net increase (decrease) in net assets resulting from operations	$17,232	$17,857	$316,937	$9,685

See Notes to Financial Statements

	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	For the Year Ended October 31, 2012	Period from September 28, 2012 (Commencement of Operations) to October 31, 2012	For the Year Ended October 31, 2012
Expenses reimbursed by Management (Note B)	(309)	(180)	(695)
Management fees waived (Note B)	—	—	—
Expenses reduced by custodian fee expense offset arrangement (Note A)	—	—	—
Total net expenses	448	16	8,389
Net investment income (loss)	$979	$71	$24,624
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(957)	75	25,131
Financial futures contracts	—	—	(1,985)
Foreign currency	—	—	(1)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,587	(59)	37,404
Financial futures contracts	—	—	(210)
Foreign currency	—	—	4
Net gain (loss) on investments	1,630	16	60,343
Net increase (decrease) in net assets resulting from operations	$2,609	$87	$84,967

Statements of Changes in Net Assets

Neuberger Berman Income Funds
(000's omitted)

	CORE BOND FUND		FLOATING RATE INCOME FUND		HIGH INCOME BOND FUND
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$4,959	$4,812	$11,321	$8,943	$172,169	$77,653
Net realized gain (loss) on investments	7,747	4,986	660	(1,575)	37,595	19,176
Change in net unrealized appreciation (depreciation) of investments	4,526	(156)	5,876	(4,963)	107,173	(36,580)
Net increase (decrease) in net assets resulting from operations	17,232	9,642	17,857	2,405	316,937	60,249
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(273)	(384)	—	—	(20,435)	(24,417)
Trust Class	—	—	—	—	—	—
Institutional Class	(4,043)	(4,198)	(9,613)	(7,813)	(124,640)	(30,477)
Class A	(537)	(575)	(1,324)	(1,029)	(23,703)	(20,717)
Class C	(72)	(48)	(388)	(202)	(3,100)	(2,133)
Class R3	—	—	—	—	(360)	(121)
Net realized gain on investments:
Investor Class	(402)	(452)	—	—	(2,732)	(2,737)
Trust Class	—	—	—	—	—	—
Institutional Class	(4,669)	(3,055)	—	(146)	(13,495)	(1,959)
Class A	(714)	(557)	—	(34)	(2,809)	(2,165)
Class C	(157)	(72)	—	(2)	(434)	(217)
Class R3	—	—	—	—	(29)	(6)
Total distributions to shareholders	(10,867)	(9,341)	(11,325)	(9,226)	(191,737)	(84,949)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,488	3,710	—	—	87,461	98,046
Trust Class	—	—	—	—	—	—
Institutional Class	67,757	93,813	119,417	163,642	1,383,112	1,381,475
Class A	35,547	16,487	17,827	33,327	275,080	251,066
Class C	9,546	3,075	9,419	8,557	36,975	28,303
Class R3	—	—	—	—	7,723	3,955
Proceeds from reinvestment of dividends and distributions:
Investor Class	655	817	—	—	21,678	25,509
Trust Class	—	—	—	—	—	—
Institutional Class	7,245	5,762	8,930	7,459	94,585	21,942
Class A	1,169	983	926	829	22,873	20,290
Class C	85	35	175	110	2,019	1,238
Class R3	—	—	—	—	282	54
Payments for shares redeemed:
Investor Class	(3,928)	(7,283)	—	—	(92,592)	(161,131)
Trust Class	—	—	—	—	—	—
Institutional Class	(41,708)	(39,744)	(73,816)	(54,379)	(776,274)	(164,748)
Class A	(16,628)	(14,386)	(5,453)	(23,557)	(151,755)	(191,315)
Class C	(7,345)	(1,586)	(3,208)	(1,371)	(16,273)	(6,374)
Class R3	—	—	—	—	(1,577)	(1,413)
Net increase (decrease) from Fund share transactions	55,883	61,683	74,217	134,617	893,317	1,306,897
Net Increase (Decrease) in Net Assets	62,248	61,984	80,749	127,796	1,018,517	1,282,197
Net Assets:
Beginning of year	227,259	165,275	211,928	84,132	2,215,374	933,177
End of year	$289,507	$227,259	$292,677	$211,928	$3,233,891	$2,215,374
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—	$263	$332
Distributions in excess of net investment income at end of year	$(99)	$(135)	$(108)	$(104)	$—	$—

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$3,449	$3,577	$979	$1,283
Net realized gain (loss) on investments	964	817	(957)	(548)
Change in net unrealized appreciation (depreciation) of investments	5,272	(487)	2,587	(602)
Net increase (decrease) in net assets resulting from operations	9,685	3,907	2,609	133
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(1,061)	(3,437)	(947)	(1,351)
Trust Class	—	—	(127)	(198)
Institutional Class	(2,334)	(132)	(374)	(314)
Class A	(38)	(5)	(16)	(12)
Class C	(16)	(3)	(16)	(8)
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	(765)	(510)	—	—
Trust Class	—	—	—	—
Institutional Class	(46)	(1)	—	—
Class A	(1)	(1)	—	—
Class C	(5)	(0)	—	—
Class R3	—	—	—	—
Total distributions to shareholders	(4,266)	(4,089)	(1,480)	(1,883)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	8,368	28,033	3,431	5,109
Trust Class	—	—	920	1,687
Institutional Class	124,889	8,068	17,490	18,728
Class A	3,475	298	2,227	4,833
Class C	1,065	550	1,375	1,468
Class R3	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,681	3,692	888	1,262
Trust Class	—	—	126	191
Institutional Class	2,192	85	358	306
Class A	32	4	13	3
Class C	9	2	7	5
Class R3	—	—	—	—
Payments for shares redeemed:
Investor Class	(109,723)	(33,779)	(10,394)	(17,075)
Trust Class	—	—	(1,985)	(4,684)
Institutional Class	(10,339)	(1,697)	(13,811)	(909)
Class A	(309)	(292)	(91)	(4,700)
Class C	(227)	(1)	(699)	(513)
Class R3	—	—	—	—
Net increase (decrease) from Fund share transactions	21,113	4,963	(145)	5,711
Net Increase (Decrease) in Net Assets	26,532	4,781	984	3,961
Net Assets:
Beginning of year	123,917	119,136	69,551	65,590
End of year	$150,449	$123,917	$70,535	$69,551
Undistributed net investment income (loss) at end of year	$—	$—	$158	$172
Distributions in excess of net investment income at end of year	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds (cont'd)
(000's omitted)

	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND
	Period from September 28, 2012 (Commencement of Operations) to October 31, 2012	Year Ended October 31, 2012	Year Ended October 31, 2011
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$71	$24,624	$16,358
Net realized gain (loss) on investments	75	23,145	7,128
Change in net unrealized appreciation (depreciation) of investments	(59)	37,198	(7,607)
Net increase (decrease) in net assets resulting from operations	87	84,967	15,879
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—
Trust Class	—	(801)	(730)
Institutional Class	(71)	(13,396)	(6,572)
Class A	(0)	(8,730)	(6,438)
Class C	(0)	(4,324)	(3,285)
Class R3	—	—	—
Net realized gain on investments:
Investor Class	—	—	—
Trust Class	—	(212)	(291)
Institutional Class	—	(2,545)	(2,080)
Class A	—	(2,165)	(2,545)
Class C	—	(1,374)	(1,658)
Class R3	—	—	—
Total distributions to shareholders	(71)	(33,547)	(23,599)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—
Trust Class	—	10,465	10,834
Institutional Class	35,040	374,157	150,456
Class A	67	174,063	119,810
Class C	30	75,610	47,139
Class R3	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—
Trust Class	—	990	984
Institutional Class	71	10,004	4,741
Class A	—	9,064	7,397
Class C	—	3,060	2,397
Class R3	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—
Trust Class	—	(5,762)	(8,278)
Institutional Class	(10,078)	(92,839)	(60,889)
Class A	—	(86,202)	(70,771)
Class C	—	(24,726)	(19,904)
Class R3	—	—	—
Net increase (decrease) from Fund share transactions	25,130	447,884	183,916
Net Increase (Decrease) in Net Assets	25,146	499,304	176,196
Net Assets:
Beginning of year	—	547,418	371,222
End of year	$25,146	$1,046,722	$547,418
Undistributed net investment income (loss) at end of year	$—	$1,832	$875
Distributions in excess of net investment income at end of year	$—	$—	$—

See Notes to Financial Statements

This page has been left blank intentionally

Notes to Financial Statements Income Funds

Note A—Summary of Significant Accounting Policies:

1
General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust and is diversified. Four Funds offer Investor Class shares, two offer Trust Class shares, seven offer Institutional Class shares, seven offer Class A shares, seven offer Class C shares and one offers Class R3 shares. Short Duration High Income had no operations until September 28, 2012 other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3
Foreign currency translation: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions (for each Fund) and foreign currency transactions (for Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income and Strategic Income), if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which Core Bond, High Income, Short Duration and Strategic Income participated as class members. The amounts of such proceeds for the year ended October 31, 2012 were $53, $811,229, $8,210 and $6,065 for Core Bond, High Income, Short Duration and Strategic Income, respectively.

5
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Short Duration High Income, to continue to, and the intention of Short Duration High Income to, qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. To the extent a Fund distributes substantially all of its earnings to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2009 - 2011. As of October 31, 2012, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends paid deduction for income tax purposes.

As determined on October 31, 2012, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to one or more of the following: amortization of bond premium, non-deductible 12b-1 fees, tax treatment of deflation adjustments on U.S. Treasury Inflation Protected Bonds, capital loss carryforwards expiring, paydown gains and losses, foreign currency gains and losses and distribution redesignations. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2012, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Core Bond	$—	$2,524	$(2,524)
Floating Rate Income	(1)	—	1
High Income	1	—	(1)
Municipal Intermediate Bond	—	—	—
Short Duration	(2,468,731)	486,680	1,982,051
Short Duration High Income	(40)	40	—
Strategic Income	—	3,584,345	(3,584,345)

For tax purposes, short-term gains are considered ordinary income.

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 was as follows:

	Distributions Paid From:
	Taxable Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2012		2011	2012		2011	2012		2011	2012		2011	2012		2011
Core Bond	$9,598,829		$9,057,417	$—		$—	$1,267,893		$283,730	$—		$—	$10,866,722		$9,341,147
Floating Rate Income	11,325,064		9,226,504	—		—	—		—	—		—	11,325,064		9,226,504
High Income	175,342,574		77,865,786	—		—	16,394,086		7,083,769	—		—	191,736,660		84,949,555
Municipal Intermediate Bond	237,224		40,358	3,448,763		3,561,892	580,339		486,576	—		—	4,266,326		4,088,826
Short Duration	1,479,347		1,882,953	—		—	—		—	—		—	1,479,347		1,882,953
Short Duration High Income	71,279	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—	71,279	(1)	—
Strategic Income	30,907,548		22,870,889	—		—	2,639,229		727,415	—		—	33,546,777		23,598,304

(1)	Period from September 28, 2012 (Commencement of Operations) to October 31, 2012.

As of October 31, 2012, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$4,520,655	$—	$2,185,554	$9,246,905	$—	$(99,383)	$15,853,731
Floating Rate Income	253,052	—	—	2,202,996	(886,739)	(254,727)	1,314,582
High Income	38,084,670	—	3,255,046	131,732,122	—	(3,439,254)	169,632,584
Municipal Intermediate Bond	762,203	36,259	218,863	8,057,599	—	(36,419)	9,038,505
Short Duration	162,942	—	—	(1,321,832)	(17,758,332)	(5,504)	(18,922,726)
Short Duration High Income	85,423	—	—	(64,894)	—	(3,992)	16,537
Strategic Income	21,103,288	—	3,071,502	45,746,308	—	(862,159)	69,058,939

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, delayed settlement compensation on bank loans, timing differences of wash sales, mark to market on certain futures contract transactions, organization expenses, capital loss carryforwards, current year straddle losses deferred and amortization of bond premium.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on November 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at October 31, 2012, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2013	2014	2015	2016	2017	2018	2019

Floating Rate Income	$—	$—	$—	$—	$—	$—	$886,739
Short Duration	3,168,736	2,244,689	643,625	—	8,069,282	850,271	1,276,932

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Short Duration	$1,420,063	$84,734

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2012, Floating Rate Income utilized capital loss carryforwards of $637,174. During the year ended October 31, 2012, Short Duration had capital loss carryforwards expire during the year of $2,468,731.

6
Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7	Organization expenses: Costs incurred by Short Duration High Income in connection with its organization, which amounted to $112,257, have been expensed as incurred.

8
Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9
Dollar rolls: Core Bond, Floating Rate Income, High Income, Short Duration, Short Duration High Income and Strategic Income may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

10
When-Issued/Delayed Delivery Securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's share price. Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

11	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

12
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

13
Derivative instruments: During the year ended October 31, 2012, certain of the Funds' use of derivatives, as described below, was limited to financial futures contracts. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the year ended October 31, 2012, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration and Short Duration High Income did not enter into any financial futures contracts. During the year ended October 31, 2012, Core Bond and Strategic Income entered into financial futures contracts for economic hedging purposes, including as a maturity or duration management device.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

At October 31, 2012, open positions in financial futures contracts were:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)

Core Bond	December 2012	211 U.S. Treasury Notes, 5 Year	Short	$(19,359)
Core Bond	December 2012	123 U.S. Treasury Notes, 10 Year	Short	(54,851)
Core Bond	December 2012	33 U.S. Treasury Notes, 2 Year	Long	(3,093)
Core Bond	December 2015	29 Euribor Interest Rate, 3 Month	Long	(2,572)
Core Bond	December 2015	22 Eurodollar, 90 Day	Long	(412)
Total				$(80,287)
Strategic Income	December 2012	537 U.S. Treasury Notes, 5 Year	Short	$(49,277)
Strategic Income	December 2012	488 U.S. Treasury Notes, 10 Year	Short	(108,929)

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)

Strategic Income	December 2012	35 U.S. Treasury Bond, Ultra Long	Short	$(17,500)
Strategic Income	December 2012	65 Australian Dollar	Short	(120,710)
Strategic Income	December 2012	25 Canadian Dollar	Short	31,600
Strategic Income	December 2012	12 Japanese Yen	Short	32,625
Strategic Income	December 2012	74 New Zealand Dollar	Short	(205,720)
Strategic Income	December 2012	105 U.S. Treasury Notes, 2 Year	Long	(9,840)
Strategic Income	September 2013	4 New Zealand Bank Bill, 90 Day	Long	2,001
Strategic Income	December 2013	50 Canada Bankers Acceptance, 3 Month	Long	14,568
Strategic Income	December 2015	156 Eurodollar, 90 Day	Long	(13,687)
Strategic Income	December 2015	118 Euribor Interest Rate, 3 Month	Long	(10,628)
Total				$(455,497)

During the year ended October 31, 2012, the average notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$4,999,222	$(30,027,570)
Strategic Income	$26,658,761	$(97,811,860)

At October 31, 2012, the notional value of financial futures contracts was:

	Long Positions	Short Positions
Core Bond	$22,020,201	$(42,579,594)
Strategic Income	$115,232,180	$(154,584,711)

At October 31, 2012, the Funds had deposited the following in segregated accounts to cover margin requirements on open futures contracts:

Core Bond	$252,735
Strategic Income	$1,559,407

At October 31, 2012, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives
	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$(80,287)	$—	$(80,287)
Total Value		$(80,287)	$—	$(80,287)
	Payable for variation margin(1)
Strategic Income
Futures Contracts		$(193,292)	$(262,205)	$(455,497)
Total Value		$(193,292)	$(262,205)	$(455,497)

(1)
"Futures Contracts" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2012, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation

(depreciation) in value of investments." The outstanding variation margin as of October 31, 2012, if any, is reflected in the Statements of Assets and Liabilities under the caption "Payable for variation margin."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2012, was as follows:

Realized Gain (Loss)

	Statements of Operations Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$(610,672)	$—	$(610,672)
Total Realized Gain (Loss) Strategic Income	Net realized gain (loss) on: financial futures contracts	$(610,672)	$—	$(610,672)
Futures Contracts		$(2,138,869)	$154,164	$(1,984,705)
Total Realized Gain (Loss)		$(2,138,869)	$154,164	$(1,984,705)

Change in Appreciation (Depreciation)

	Statements of Operations Location	Interest Rate Risk	Currency Risk	Total
Core Bond
Futures Contracts		$(7,381)	$—	$(7,381)
Total Change in Appreciation (Depreciation)	Change in net unrealized appreciation	$(7,381)	$—	$(7,381)
Strategic Income	(depreciation) in
Futures Contracts	value of:	$51,521	$(262,205)	$(210,684)
Total Change in Appreciation (Depreciation)	financial futures contracts	$51,521	$(262,205)	$(210,684)

Management has concluded that the Funds, except Core Bond and Strategic Income, did not hold any derivative instruments during the year ended October 31, 2012 that require additional disclosures pursuant to ASC 815.

14
Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15
Expense offset arrangement: Each Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2012, the impact of this arrangement was a reduction of expenses of $30, $300, $1,995, $540, $34, $0 and $341 for Core Bond, Floating Rate Income, High Income, Municipal Intermediate Bond, Short Duration, Short Duration High Income and Strategic Income, respectively.

16	Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, Core Bond, Municipal Intermediate Bond and Short Duration each pays Management a fee at the annual rate of 0.25% of the first $500 million of that Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the year ended October 31, 2012, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25%, 0.25% and 0.25% of Core Bond's, Municipal Intermediate Bond's and Short Duration's average daily net assets, respectively. For such investment management services, Floating Rate Income, High Income, Short Duration High Income and Strategic Income each pays Management a fee at the annual rate of 0.50%, 0.48%, 0.45%, and 0.55%, respectively, of its average daily net assets. Management had voluntarily agreed to waive its management fee in the amount of 0.06% of the average daily net assets of Core Bond. Effective November 1, 2012, Management terminated the voluntary waiver for Core Bond. For the year ended October 31, 2012, such waived fees amounted to $152,544 for Core Bond. Accordingly, for the year ended October 31, 2012, the management fee pursuant to the Management Agreement was equivalent to an annual effective net rate of 0.19% of Core Bond's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.21% of its average daily net assets, Trust Class of each of Short Duration and Strategic Income pays Management an administration fee at the annual rate of 0.44% and 0.34%, respectively, of its average daily net assets and Institutional Class of each Fund that offers that class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend expense on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2012, Class C of High Income and Class R3 of High Income reimbursed Management $7,723 and $1,578, respectively, under its contractual expense limitation.

At October 31, 2012, contingent liabilities to Management under the contractual expense limitations were as follows:

				Expenses Reimbursed in Fiscal Period Ending, October 31,
				2010		2011	2012
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2013		2014	2015
Core Bond Investor Class	0.85%		10/31/21	$25,560		$29,269	$27,514
Core Bond Institutional Class	0.45%		10/31/21	54,638		134,496	154,024
Core Bond Class A	0.85%		10/31/21	6,716		16,514	26,508
Core Bond Class C	1.60%		10/31/21	957		2,434	6,318
Floating Rate Income Institutional Class	0.70%		10/31/15	410,835	(3)	358,055	374,906
Floating Rate Income Class A	1.07%		10/31/21	57,005	(2)	54,980	58,121
Floating Rate Income Class C	1.82%		10/31/21	6,128	(3)	11,494	21,016
High Income Investor Class	1.00%		10/31/15	—		—	—
High Income Institutional Class	0.75%		10/31/15	—		—	—
High Income Class A	1.12%		10/31/15	—		—	—
High Income Class C	1.87%		10/31/15	—		—	—
High Income Class R3	1.37%		10/31/15	—		—	—
Municipal Intermediate Bond Investor Class	0.65%		10/31/15	402,491		364,558	93,905
Municipal Intermediate Bond Institutional Class	0.50%		10/31/15	3,630	(4)	11,099	179,948
Municipal Intermediate Bond Class A	0.87%		10/31/15	3,660	(4)	1,607	4,964
Municipal Intermediate Bond Class C	1.62%		10/31/15	3,637	(4)	1,310	3,645
Short Duration Investor Class	0.70%		10/31/15	322,782		256,301	194,144
Short Duration Trust Class	0.80%		10/31/15	59,964		43,741	31,215
Short Duration Institutional Class	0.50%		10/31/15	3,653	(4)	55,445	72,550
Short Duration Class A	0.87%		10/31/15	3,698	(4)	2,715	4,577
Short Duration Class C	1.62%		10/31/15	3,646	(4)	2,242	6,131
Short Duration High Income Institutional Class	0.75	%(6)	10/31/15	—		—	177,932	(5)
Short Duration High Income Class A	1.12	%(6)	10/31/15	—		—	382	(5)
Short Duration High Income Class C	1.87	%(6)	10/31/15	—		—	242	(5)
Strategic Income Trust Class	1.10%		10/31/15	28,331		28,723	21,192
Strategic Income Institutional Class	0.75%		10/31/21	153,882		219,304	285,110
Strategic Income Class A	1.15%		10/31/21	196,672		259,854	211,303
Strategic Income Class C	1.85%		10/31/21	157,265		184,718	176,962

(1)	Expense limitation per annum of the respective class's average daily net assets.

(2)	Period from December 29, 2009 to October 31, 2010.

(3)	Period from December 30, 2009 to October 31, 2010.

(4)	Period from June 21, 2010 to October 31, 2010.

(5)	Period from September 28, 2012 to October 31, 2012.

(6)
In addition, Management voluntarily waived expenses as necessary to maintain a minimum yield from September 28, 2012 (Commencement of Operations) to October 2, 2012. For the period ended October 31, 2012, voluntary reimbursements for the Institutional Class, Class A and Class C of Short Duration High Income amounted to $935, $5 and $8, respectively. These amounts are not subject to recovery by Management. This undertaking was in addition to the contractual undertakings as stated above.

Management and Neuberger Berman Fixed Income LLC ("NBFI") are indirect subsidiaries of Neuberger Berman Group LLC (("NBG") and together with its consolidated subsidiaries ("NB Group")). NBSH Acquisition, LLC ("NBSH"), which is owned by portfolio managers, members of the NB Group management team and certain of NB Group's key employees and senior professionals, owns, as of September 30, 2012, approximately 57% of NBG's common units, and Lehman Brothers Holdings Inc. ("LBHI") and certain of its subsidiaries (collectively the "LBHI Parties") own the remaining 43% of such common units. Pursuant to agreements among NBG, NBSH and the LBHI Parties, NBG is entitled to acquire the remaining Class A common units through a process that is expected to end in 2017. In April 2012, NBG exercised its option (the "Redemption Agreement Option") to redeem during 2012 certain of its Class A common units held by the LBHI Parties equal to 10% of NBG's aggregate common units issued and outstanding as of March 16, 2012. The final payment for such Class A common units is due within thirty (30) days of December 31, 2012.

NBFI, as the sub-adviser to High Income, Municipal Intermediate Bond, Short Duration and Strategic Income, is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund it sub-advises. NBFI, as the sub-adviser to Core Bond, Floating Rate Income and Short Duration High Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are officers and/or Trustees of the Trust are also employees of NBFI, Neuberger Berman LLC ("Neuberger") and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', Core Bond Class A's, Floating Rate Income Class A's, High Income Class A's, Municipal Intermediate Bond Class A's, Short Duration Class A's, Short Duration High Income Class A's and Strategic Income Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of Core Bond Class C's, Floating Rate Income Class C's, High Income Class C's, Municipal Intermediate Bond Class C's, Short Duration Class C's, Short Duration High Income Class C's and Strategic Income Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50% (4.25% prior to June 15, 2011). Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of

$1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2012, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC

Core Bond Class A	$2,208	$3,212	$—	$—
Core Bond Class C	—	3,164	—	—
Floating Rate Income Class A	4,295	—	—	—
Floating Rate Income Class C	—	8,979	—	—
High Income Class A	34,791	—	—	—
High Income Class C	—	15,529	—	—
Municipal Intermediate Bond Class A	2,100	—	—	—
Municipal Intermediate Bond Class C	—	215	—	—
Short Duration Class A	416	—	—	—
Short Duration Class C	—	2,107	—	—
Short Duration High Income Class A	—	—	—	—
Short Duration High Income Class C	—	—	—	—
Strategic Income Class A	26,093	6,180	—	—
Strategic Income Class C	—	33,456	—	—

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the year ended October 31, 2012, were as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations

Core Bond	$810,580,329	$165,007,530	$754,408,981	$151,243,821
Floating Rate Income	—	307,370,071	—	238,108,796
High Income	—	3,070,721,144	—	2,132,684,590
Municipal Intermediate Bond	—	98,609,479	—	74,044,069
Short Duration	25,545,081	20,373,313	21,493,381	28,058,818
Short Duration High Income	—	31,794,976	—	7,499,800
Strategic Income	2,379,406,255	1,054,917,057	2,140,768,116	695,120,917

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2012 and October 31, 2011 was as follows:

	For the Year Ended October 31, 2012				For the Year Ended October 31, 2011
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond:
Investor Class	324	61	(363)	22	348	78	(690)	(264)
Institutional Class	6,241	677	(3,852)	3,066	8,872	546	(3,741)	5,677
Class A	3,279	109	(1,539)	1,849	1,550	93	(1,352)	291
Class C	885	8	(671)	222	288	3	(150)	141
Floating Rate Income:
Institutional Class	11,780	886	(7,359)	5,307	16,115	742	(5,479)	11,378
Class A	1,760	92	(541)	1,311	3,265	82	(2,324)	1,023
Class C	932	17	(319)	630	838	11	(139)	710
High Income:
Investor Class	9,593	2,373	(10,115)	1,851	10,533	2,735	(17,449)	(4,181)
Institutional Class	150,548	10,305	(84,435)	76,418	154,507	2,365	(17,943)	138,929
Class A	29,869	2,498	(16,668)	15,699	26,927	2,180	(20,648)	8,459
Class C	4,013	221	(1,766)	2,468	3,036	133	(686)	2,483
Class R3	841	31	(172)	700	428	6	(153)	281
Municipal Intermediate Bond:
Investor Class	708	143	(9,175)	(8,324)	2,480	327	(3,009)	(202)
Institutional Class	10,438	183	(866)	9,755	723	7	(151)	579
Class A	292	3	(26)	269	26	—	(26)	—
Class C	90	1	(19)	72	47	—	—	47
Short Duration:
Investor Class	431	112	(1,308)	(765)	642	158	(2,130)	(1,330)
Trust Class	121	17	(262)	(124)	221	25	(613)	(367)
Institutional Class	2,194	45	(1,744)	495	2,343	38	(114)	2,267
Class A	293	2	(12)	283	632	—	(616)	16
Class C	181	1	(92)	90	193	1	(68)	126
Short Duration High Income:
Institutional Class(1)	3,503	7	(1,007)	2,503	—	—	—	—
Class A(1)	7	—	—	7	—	—	—	—
Class C(1)	3	—	—	3	—	—	—	—
Strategic Income:
Trust Class	936	89	(520)	505	990	90	(758)	322
Institutional Class	33,284	894	(8,282)	25,896	13,750	434	(5,562)	8,622
Class A	15,491	814	(7,673)	8,632	10,912	677	(6,467)	5,122
Class C	6,746	275	(2,201)	4,820	4,307	219	(1,818)	2,708

(1)	Period from September 28, 2012 to October 31, 2012.

Note E—Line of Credit:

At October 31, 2012, each Fund (except Short Duration High Income) was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that an individual Fund will have access to all or any part of the $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at October 31, 2012. During the twelve months ended October 31, 2012, none of the Funds utilized this line of credit.

Note F—Recent Accounting Pronouncement:

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). Effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. At this time, Management is evaluating the implications of ASU 2011-11 and its impact on the financial statements.

This page has been left blank intentionally

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Net Asset amounts with a zero balance may reflect actual amounts rounding to less than $0.1 million.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund

Investor Class
10/31/2012	$10.79	$0.18	$0.52	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.86	$0.23	$0.22	$0.45	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.19	$0.28	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.40	$1.55	$1.95	$(0.40)	$(0.00)	$—	$(0.40)
10/31/2008	$9.76	$0.39	$(1.12)	$(0.73)	$(0.39)	$—	$—	$(0.39)

Institutional Class
10/31/2012	$10.81	$0.22	$0.53	$0.75	$(0.23)	$(0.27)	$—	$(0.50)
10/31/2011	$10.88	$0.28	$0.22	$0.50	$(0.30)	$(0.27)	$—	$(0.57)
10/31/2010	$10.21	$0.32	$0.73	$1.05	$(0.33)	$(0.05)	$—	$(0.38)
10/31/2009	$8.65	$0.43	$1.57	$2.00	$(0.44)	$(0.00)	$—	$(0.44)
10/31/2008	$9.77	$0.43	$(1.12)	$(0.69)	$(0.43)	$—	$—	$(0.43)

Class A
10/31/2012	$10.77	$0.17	$0.53	$0.70	$(0.18)	$(0.27)	$—	$(0.45)
10/31/2011	$10.85	$0.23	$0.21	$0.44	$(0.25)	$(0.27)	$—	$(0.52)
10/31/2010	$10.18	$0.28	$0.72	$1.00	$(0.28)	$(0.05)	$—	$(0.33)
10/31/2009	$8.64	$0.37	$1.57	$1.94	$(0.40)	$(0.00)	$—	$(0.40)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.33	$(1.13)	$(0.80)	$(0.33)	$—	$—	$(0.33)

Class C
10/31/2012	$10.78	$0.09	$0.53	$0.62	$(0.10)	$(0.27)	$—	$(0.37)
10/31/2011	$10.86	$0.15	$0.21	$0.36	$(0.17)	$(0.27)	$—	$(0.44)
10/31/2010	$10.18	$0.19	$0.74	$0.93	$(0.20)	$(0.05)	$—	$(0.25)
10/31/2009	$8.64	$0.32	$1.55	$1.87	$(0.33)	$(0.00)	$—	$(0.33)
Period from 12/20/2007^ to 10/31/2008	$9.77	$0.26	$(1.12)	$(0.86)	$(0.27)	$—	$—	$(0.27)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund

Investor Class
10/31/2012	$—	$11.04	6.74%		$16.3	1.08%	.85%	1.69%	360	%a
10/31/2011	$—	$10.79	4.41%		$15.7	1.12%	.85%	2.18%	379	%a
10/31/2010	$—	$10.86	10.03%		$18.6	1.19%	.85%	2.66%	340	%a
10/31/2009	$—	$10.19	23.10%		$25.0	1.40%	.86%	4.39%	450	%a
10/31/2008	$—	$8.64	(7.72)%		$44.2	1.25%	.85%	4.08%	430	%a

Institutional Class
10/31/2012	$—	$11.06	7.16%		$218.9	.59%	.45%	2.08%	360	%a
10/31/2011	$—	$10.81	4.82%		$180.8	.62%	.45%	2.58%	379	%a
10/31/2010	$—	$10.88	10.45%		$120.3	.70%	.45%	3.02%	340	%a
10/31/2009	$—	$10.21	23.70%		$59.1	.94%	.45%	4.60%	450	%a
10/31/2008	$—	$8.65	(7.34)%		$32.1	.83%	.45%	4.48%	430	%a

Class A
10/31/2012	$—	$11.02	6.75%		$47.3	.99%	.85%	1.61%	360	%a
10/31/2011	$—	$10.77	4.32%		$26.3	1.01%	.85%	2.18%	379	%a
10/31/2010	$—	$10.85	10.04%		$23.4	1.09%	.85%	2.64%	340	%a
10/31/2009	$—	$10.18	22.96%		$18.5	1.36%	.85%	3.81%	450	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.37	)%**	$0.1	2.73%*	.85%*	4.01%*	430	%^^a

Class C
10/31/2012	$—	$11.03	5.95%		$7.0	1.74%	1.60%	.86%	360	%a
10/31/2011	$—	$10.78	3.54%		$4.4	1.77%	1.60%	1.43%	379	%a
10/31/2010	$—	$10.86	9.31%		$2.9	1.84%	1.60%	1.83%	340	%a
10/31/2009	$—	$10.18	22.04%		$0.8	2.68%	1.61%	3.39%	450	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.64	(8.98	)%**	$0.1	3.43%*	1.60%*	3.24%*	430	%^^a

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund

Institutional Class
10/31/2012	$9.91	$0.53	$0.31	$0.84	$(0.53)	$—	$—	$(0.53)
10/31/2011	$10.17	$0.54	$(0.22)	$0.32	$(0.56)	$(0.02)	$—	$(0.58)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.44	$0.17	$0.61	$(0.44)	$—	$—	$(0.44)

Class A
10/31/2012	$9.91	$0.49	$0.32	$0.81	$(0.50)	$—	$—	$(0.50)
10/31/2011	$10.17	$0.50	$(0.22)	$0.28	$(0.52)	$(0.02)	$—	$(0.54)
Period from 12/29/2009^ to 10/31/2010	$10.00	$0.41	$0.16	$0.57	$(0.40)	$—	$—	$(0.40)

Class C
10/31/2012	$9.91	$0.41	$0.32	$0.73	$(0.42)	$—	$—	$(0.42)
10/31/2011	$10.17	$0.42	$(0.22)	$0.20	$(0.44)	$(0.02)	$—	$(0.46)
Period from 12/30/2009^ to 10/31/2010	$10.00	$0.35	$0.18	$0.53	$(0.36)	$—	$—	$(0.36)

High Income Bond Fund

Investor Class
10/31/2012	$9.06	$0.58	$0.48	$1.06	$(0.58)	$(0.08)	$—	$(0.66)
10/31/2011	$9.49	$0.65	$(0.36)	$0.29	$(0.65)	$(0.07)	$—	$(0.72)
10/31/2010	$8.66	$0.76	$0.87	$1.63	$(0.80)	$—	$—	$(0.80)
10/31/2009	$6.57	$0.74	$2.02	$2.76	$(0.67)	$—	$—	$(0.67)
10/31/2008	$9.00	$0.66	$(2.44)	$(1.78)	$(0.66)	$—	$—	$(0.66)

Institutional Class
10/31/2012	$9.07	$0.59	$0.49	$1.08	$(0.59)	$(0.08)	$—	$(0.67)
10/31/2011	$9.50	$0.64	$(0.34)	$0.30	$(0.66)	$(0.07)	$—	$(0.73)
10/31/2010	$8.68	$0.77	$0.87	$1.64	$(0.82)	$—	$—	$(0.82)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.36	$1.14	$1.50	$(0.33)	$—	$—	$(0.33)

Class A
10/31/2012	$9.06	$0.55	$0.49	$1.04	$(0.56)	$(0.08)	$—	$(0.64)
10/31/2011	$9.49	$0.62	$(0.36)	$0.26	$(0.62)	$(0.07)	$—	$(0.69)
10/31/2010	$8.66	$0.70	$0.91	$1.61	$(0.78)	$—	$—	$(0.78)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	$1.13	$1.46	$(0.31)	$—	$—	$(0.31)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund

Institutional Class
10/31/2012	$—	$10.22	8.73%	$241.5	.91%	.70%	5.26%	112%
10/31/2011	$—	$9.91	3.16%	$181.5	.95%	.70%	5.39%	147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	6.24%**	$70.5	1.87%*	.70%*	5.28%*	112%**

Class A
10/31/2012	$—	$10.22	8.33%	$36.8	1.29%	1.07%	4.87%	112%
10/31/2011	$—	$9.91	2.77%	$22.7	1.34%	1.07%	5.00%	147%
Period from 12/29/2009^ to 10/31/2010	$—	$10.17	5.85%**	$12.9	2.21%*	1.07%*	4.87%*	112%**

Class C
10/31/2012	$—	$10.22	7.51%	$14.4	2.05%	1.82%	4.10%	112%
10/31/2011	$—	$9.91	1.98%	$7.8	2.06%	1.82%	4.22%	147%
Period from 12/30/2009^ to 10/31/2010	$—	$10.17	5.39%**	$0.7	3.39%*	1.82%*	4.23%*	112%**

High Income Bond Fund

Investor Class
10/31/2012	$—	$9.46	12.17%	$340.5	.84%	.84%	6.29%	82%
10/31/2011	$—	$9.06	3.09%	$309.2	.86%	.86%	6.92%	88%
10/31/2010	$—	$9.49	19.71%	$363.6	.96%	.96%§	8.50%	144%
10/31/2009	$—	$8.66	44.38%	$422.2	1.04%	1.00%	9.90%	167%
10/31/2008	$0.01	$6.57	(20.86)%	$172.3	.92%	.92%	7.96%	115%

Institutional Class
10/31/2012	$—	$9.48	12.44%	$2,306.1	.70%	.70%	6.42%	82%
10/31/2011	$—	$9.07	3.23%	$1,514.7	.73%	.73%§	6.93%	88%
10/31/2010	$—	$9.50	19.81%	$266.2	.77%	.75%	8.55%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.68	20.23%**	$86.6	.91%*	.75%*	9.86%*	167%^^

Class A
10/31/2012	$—	$9.46	11.90%	$505.3	1.08%	1.08%	6.01%	82%
10/31/2011	$—	$9.06	2.83%	$341.6	1.12%	1.12%§	6.64%	88%
10/31/2010	$—	$9.49	19.52%	$277.5	1.16%	1.12%	7.75%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.66	19.69%**	$24.3	1.27%*	1.12%*	9.19%*	167%^^

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
10/31/2012	$9.07	$0.48	$0.50	$0.98	$(0.49)	$(0.08)	$—	$(0.57)
10/31/2011	$9.50	$0.54	$(0.35)	$0.19	$(0.55)	$(0.07)	$—	$(0.62)
10/31/2010	$8.67	$0.64	$0.91	$1.55	$(0.72)	$—	$—	$(0.72)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.30	$1.14	$1.44	$(0.28)	$—	$—	$(0.28)

Class R3
10/31/2012	$9.06	$0.53	$0.49	$1.02	$(0.53)	$(0.08)	$—	$(0.61)
10/31/2011	$9.49	$0.59	$(0.35)	$0.24	$(0.60)	$(0.07)	$—	$(0.67)
10/31/2010	$8.67	$0.69	$0.89	$1.58	$(0.76)	$—	$—	$(0.76)
Period from 5/27/2009^ to 10/31/2009	$7.51	$0.33	$1.13	$1.46	$(0.30)	$—	$—	$(0.30)

Municipal Intermediate Bond Fund

Investor Class
10/31/2012	$11.58	$0.30	$0.56	$0.86	$(0.29)	$(0.08)	$—	$(0.37)
10/31/2011	$11.59	$0.35	$0.04	$0.39	$(0.35)	$(0.05)	$—	$(0.40)
10/31/2010	$11.22	$0.36	$0.37	$0.73	$(0.36)	$—	$—	$(0.36)
10/31/2009	$10.60	$0.35	$0.64	$0.99	$(0.37)	$—	$—	$(0.37)
10/31/2008	$11.20	$0.41	$(0.59)	$(0.18)	$(0.41)	$(0.01)	$—	$(0.42)

Institutional Class
10/31/2012	$11.57	$0.30	$0.58	$0.88	$(0.31)	$(0.08)	$—	$(0.39)
10/31/2011	$11.59	$0.36	$0.04	$0.40	$(0.37)	$(0.05)	$—	$(0.42)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.14	$0.23	$0.37	$(0.14)	$—	$—	$(0.14)

Class A
10/31/2012	$11.58	$0.25	$0.57	$0.82	$(0.26)	$(0.08)	$—	$(0.34)
10/31/2011	$11.60	$0.33	$0.03	$0.36	$(0.33)	$(0.05)	$—	$(0.38)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.12	$0.24	$0.36	$(0.12)	$—	$—	$(0.12)

Class C
10/31/2012	$11.58	$0.17	$0.56	$0.73	$(0.17)	$(0.08)	$—	$(0.25)
10/31/2011	$11.59	$0.23	$0.05	$0.28	$(0.24)	$(0.05)	$—	$(0.29)
Period from 6/21/2010^ to 10/31/2010	$11.36	$0.09	$0.23	$0.32	$(0.09)	$—	$—	$(0.09)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class C
10/31/2012	$—	$9.48	11.15%	$72.3	1.85%	1.85%§	5.25%	82%
10/31/2011	$—	$9.07	2.06%	$46.9	1.87%	1.87%	5.82%	88%
10/31/2010	$—	$9.50	18.60%	$25.5	1.93%	1.87%	7.05%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.43%**	$2.6	2.02%*	1.87%*	8.26%*	167%^^

Class R3
10/31/2012	$—	$9.47	11.72%	$9.7	1.35%	1.35%§	5.73%	82%
10/31/2011	$—	$9.06	2.58%	$3.0	1.37%	1.37%§	6.32%	88%
10/31/2010	$—	$9.49	19.08%	$0.5	1.72%	1.37%	7.60%	144%
Period from 5/27/2009^ to 10/31/2009	$—	$8.67	19.76%**	$0.1	5.53%*	1.37%*	9.29%*	167%^^

Municipal Intermediate Bond Fund

Investor Class
10/31/2012	$—	$12.07	7.49%	$20.8	.88%	.65%	2.55%	54%
10/31/2011	$—	$11.58	3.53%	$116.4	.98%	.65%	3.10%	79%
10/31/2010	$—	$11.59	6.56%	$118.8	1.01%	.65%	3.12%	101%
10/31/2009	$—	$11.22	9.42%	$92.3	1.12%	.65%	3.15%	146%
10/31/2008	$—	$10.60	(1.74)%	$25.6	1.24%	.64%	3.65%	39%

Institutional Class
10/31/2012	$—	$12.06	7.65%	$124.7	.70%	.50%	2.53%	54%
10/31/2011	$—	$11.57	3.60%	$6.8	.77%	.50%	3.19%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	3.25%**	$0.1	26.10%*	.50%*	3.30%*	101%^^

Class A
10/31/2012	$—	$12.06	7.16%	$3.4	1.15%	.87%	2.11%	54%
10/31/2011	$—	$11.58	3.22%	$0.2	1.87%	.87%	2.91%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.60	3.20%**	$0.2	23.88%*	.87%*	3.00%*	101%^^

Class C
10/31/2012	$—	$12.06	6.37%	$1.5	1.95%	1.62%	1.44%	54%
10/31/2011	$—	$11.58	2.54%	$0.6	2.39%	1.62%	1.99%	79%
Period from 6/21/2010^ to 10/31/2010	$—	$11.59	2.83%**	$0.1	22.28%*	1.62%*	2.14%*	101%^^

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund

Investor Class
10/31/2012	$7.88	$0.12	$0.20	$0.32	$(0.18)	$—	$—	$(0.18)
10/31/2011	$8.09	$0.15	$(0.13)	$0.02	$(0.23)	$—	$—	$(0.23)
10/31/2010	$7.83	$0.17	$0.38	$0.55	$(0.29)	$—	$—	$(0.29)
10/31/2009	$7.91	$0.35	$(0.05)	$0.30	$(0.38)	$—	$—	$(0.38)
10/31/2008	$9.13	$0.41	$(1.18)	$(0.77)	$(0.45)	$—	$—	$(0.45)

Trust Class
10/31/2012	$7.51	$0.11	$0.19	$0.30	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.71	$0.14	$(0.13)	$0.01	$(0.21)	$—	$—	$(0.21)
10/31/2010	$7.46	$0.16	$0.35	$0.51	$(0.26)	$—	$—	$(0.26)
10/31/2009	$7.54	$0.33	$(0.06)	$0.27	$(0.35)	$—	$—	$(0.35)
10/31/2008	$8.70	$0.38	$(1.12)	$(0.74)	$(0.42)	$—	$—	$(0.42)

Institutional Class
10/31/2012	$7.88	$0.13	$0.20	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2011	$8.09	$0.17	$(0.14)	$0.03	$(0.24)	$—	$—	$(0.24)
Period from 6/21/2010^ to 10/31/2010	$7.97	$0.06	$0.16	$0.22	$(0.10)	$—	$—	$(0.10)

Class A
10/31/2012	$7.51	$0.08	$0.21	$0.29	$(0.16)	$—	$—	$(0.16)
10/31/2011	$7.72	$0.13	$(0.14)	$(0.01)	$(0.20)	$—	$—	$(0.20)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.05	$0.15	$0.20	$(0.08)	$—	$—	$(0.08)

Class C
10/31/2012	$7.51	$0.04	$0.20	$0.24	$(0.10)	$—	$—	$(0.10)
10/31/2011	$7.72	$0.07	$(0.13)	$(0.06)	$(0.15)	$—	$—	$(0.15)
Period from 6/21/2010^ to 10/31/2010	$7.60	$0.03	$0.15	$0.18	$(0.06)	$—	$—	$(0.06)

Short Duration High Income Fund

Institutional Class
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	$0.01	$0.04	$(0.03)	$—	$—	$(0.03)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Short Duration Bond Fund

Investor Class
10/31/2012	$—	$8.02	4.09%	$38.8	1.17%		.70%		1.50%		74%
10/31/2011	$—	$7.88	.20%	$44.1	1.25%		.71%		1.93%		84%
10/31/2010	$—	$8.09	7.08%	$56.1	1.27%		.70%		2.19%		69%
10/31/2009	$—	$7.83	4.18%	$52.6	1.18%		.70%		4.73%		48%
10/31/2008	$—	$7.91	(8.70)%	$61.6	.95%		.70%		4.73%		10%

Trust Class
10/31/2012	$—	$7.65	4.08%	$5.6	1.34%		.80%		1.40%		74%
10/31/2011	$—	$7.51	.10%	$6.4	1.41%		.80%		1.83%		84%
10/31/2010	$—	$7.71	7.01%	$9.4	1.48%		.80%		2.09%		69%
10/31/2009	$—	$7.46	4.02%	$8.1	1.58%		.80%		4.62%		48%
10/31/2008	$—	$7.54	(8.76)%	$9.3	1.27%		.80%		4.64%		10%

Institutional Class
10/31/2012	$—	$8.02	4.30%	$22.2	.98%		.51%		1.65%		74%
10/31/2011	$—	$7.88	.40%	$17.9	1.03%		.51%		2.09%		84%
Period from 6/21/2010^ to 10/31/2010	$—	$8.09	2.73%**	$0.0	33.53	%*	.50	%*	2.16	%*	69%^^

Class A
10/31/2012	$—	$7.64	3.87%	$2.3	1.41%		.88%		1.07%		74%
10/31/2011	$—	$7.51	(.10)%	$0.2	1.50%		.87%		1.75%		84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.67%**	$0.1	26.42	%*	.87	%*	1.83	%*	69%^^

Class C
10/31/2012	$—	$7.65	3.23%	$1.7	2.12%		1.63%		.51%		74%
10/31/2011	$—	$7.51	(.84)%	$1.0	2.17%		1.62%		.97%		84%
Period from 6/21/2010^ to 10/31/2010	$—	$7.72	2.39%**	$0.0	34.63	%*	1.62	%*	1.04	%*	69%^^

Short Duration High Income Fund

Institutional Class
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.38%**	$25.0	4.24	%*ø	.71	%*ø	3.24	%*ø	35%**

Financial Highlights (cont'd)
	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital		Total Distributions
Class A
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.03	$0.01	$0.04	$(0.03)	$—	$—		$(0.03)
Class C
Period from 9/28/2012^ to 10/31/2012	$10.00	$0.02	$0.01	$0.03	$(0.02)	$—	$—		$(0.02)

Strategic Income Fund

Trust Class
10/31/2012	$10.98	$0.37	$0.85	$1.22	$(0.41)	$(0.12)	$—		$(0.53)
10/31/2011	$11.23	$0.42	$(0.04)	$0.38	$(0.44)	$(0.19)	$—		$(0.63)
10/31/2010	$10.58	$0.49	$0.81	$1.30	$(0.52)	$(0.13)	$—		$(0.65)
10/31/2009	$8.77	$0.43	$1.78	$2.21	$(0.40)	$—	$—		$(0.40)
10/31/2008	$10.38	$0.42	$(1.05)	$(0.63)	$(0.27)@	$(0.61)@	$(0.10	)@	$(0.98)

Institutional Class
10/31/2012	$10.98	$0.41	$0.85	$1.26	$(0.45)	$(0.12)	$—		$(0.57)
10/31/2011	$11.23	$0.46	$(0.04)	$0.42	$(0.48)	$(0.19)	$—		$(0.67)
10/31/2010	$10.58	$0.53	$0.81	$1.34	$(0.56)	$(0.13)	$—		$(0.69)
10/31/2009	$8.78	$0.45	$1.79	$2.24	$(0.44)	$—	$—		$(0.44)
10/31/2008	$10.38	$0.44	$(1.02)	$(0.58)	$(0.31)@	$(0.61)@	$(0.10	)@	$(1.02)

Class A
10/31/2012	$10.99	$0.36	$0.86	$1.22	$(0.41)	$(0.12)	$—		$(0.53)
10/31/2011	$11.24	$0.42	$(0.04)	$0.38	$(0.44)	$(0.19)	$—		$(0.63)
10/31/2010	$10.59	$0.48	$0.81	$1.29	$(0.51)	$(0.13)	$—		$(0.64)
10/31/2009	$8.78	$0.43	$1.77	$2.20	$(0.39)	$—	$—		$(0.39)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.36	$(0.78)	$(0.42)	$(0.28)@	$(0.61)@	$(0.10	)@	$(0.99)

Class C
10/31/2012	$10.98	$0.28	$0.86	$1.14	$(0.33)	$(0.12)	$—		$(0.45)
10/31/2011	$11.23	$0.34	$(0.04)	$0.30	$(0.36)	$(0.19)	$—		$(0.55)
10/31/2010	$10.58	$0.41	$0.81	$1.22	$(0.44)	$(0.13)	$—		$(0.57)
10/31/2009	$8.78	$0.36	$1.76	$2.12	$(0.32)	$—	$—		$(0.32)
Period from 12/20/2007^ to 10/31/2008	$10.19	$0.29	$(0.77)	$(0.48)	$(0.22)@	$(0.61)@	$(0.10	)@	$(0.93)

See Notes to Financial Highlights

	Capital Contributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.36	%**	$0.1	4.79	%*ø	1.02	%*ø	3.18	%*ø	35	%**
Class C
Period from 9/28/2012^ to 10/31/2012	$—	$10.01	.30	%**	$0.0	5.89	%*ø	1.60	%*ø	2.13	%*ø	35	%**

Strategic Income Fund

Trust Class
10/31/2012	$—	$11.67	11.46%		$26.6	1.20%		1.10%		3.28%		329	%a
10/31/2011	$—	$10.98	3.60%		$19.4	1.26%		1.10%		3.86%		265	%a
10/31/2010	$—	$11.23	12.78%		$16.3	1.36%		1.10%		4.56%		238	%a
10/31/2009	$—	$10.58	25.66%		$6.7	3.00%		1.10%		4.32%		322	%a
10/31/2008	$—	$8.77	(6.54)%		$0.3	9.14%		1.14%		4.36%		323	%a

Institutional Class
10/31/2012	$—	$11.67	11.85%		$526.3	.84%		.75%		3.61%		329	%a
10/31/2011	$—	$10.98	3.96%		$210.8	.90%		.75%		4.20%		265	%a
10/31/2010	$—	$11.23	13.17%		$118.8	.96%		.75%		4.88%		238	%a
10/31/2009	$—	$10.58	25.97%		$18.7	2.47%		.75%		4.59%		322	%a
10/31/2008	$—	$8.78	(6.09)%		$4.6	4.03%		.83%		4.54%		323	%a

Class A
10/31/2012	$—	$11.68	11.39%		$309.1	1.24%		1.15%		3.22%		329	%a
10/31/2011	$—	$10.99	3.55%		$196.0	1.31%		1.15%		3.79%		265	%a
10/31/2010	$—	$11.24	12.72%		$142.9	1.37%		1.15%		4.44%		238	%a
10/31/2009	$—	$10.59	25.51%		$68.2	1.93%		1.15%		4.25%		322	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(4.64	)%**	$0.2	7.52	%*	1.20	%*	4.36	%*	323	%^^a

Class C
10/31/2012	$—	$11.67	10.62%		$184.8	1.97%		1.85%		2.52%		329	%a
10/31/2011	$—	$10.98	2.83%		$120.9	2.03%		1.85%		3.09%		265	%a
10/31/2010	$—	$11.23	11.93%		$93.3	2.10%		1.85%		3.75%		238	%a
10/31/2009	$—	$10.58	24.47%		$36.2	2.55%		1.85%		3.53%		322	%a
Period from 12/20/2007^ to 10/31/2008	$—	$8.78	(5.22	)%**	$0.1	8.75	%*	1.90	%*	3.56	%*	323	%^^a

Notes to Financial Highlights Income Funds

††
  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period and assumes income dividends and other distributions, if any, were reinvested, but does not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended October 31, 2008, High Income recorded a capital contribution from Management in connection with a reallocation of expenses that are shared by the Fund and Management, which had a (.12)% impact on total return. The class action proceeds listed in Note A-4 had no impact on total return.

#	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡
  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2012		2011	2010		2009		2008
Core Bond Fund Investor Class	.85%		.85%	.85%		.86%		.85%
Core Bond Fund Institutional Class	.45%		.45%	.45%		.45%		.45%
Core Bond Fund Class A	.85%		.85%	.85%		.85%		.85	%(1)
Core Bond Fund Class C	1.60%		1.60%	1.60%		1.61%		1.60	%(1)
Floating Rate Income Fund Institutional Class	.70%		.70%	.70	%(4)	—		—
Floating Rate Income Fund Class A	1.07%		1.07%	1.07	%(3)	—		—
Floating Rate Income Fund Class C	1.82%		1.82%	1.82	%(4)	—		—
High Income Bond Fund Investor Class	.84%		.86%	.96%		1.00%		.92%
High Income Bond Fund Institutional Class	.70%		.73%	.75%		.75	%(2)	—
High Income Bond Fund Class A	1.08%		1.12%	1.12%		1.12	%(2)	—
High Income Bond Fund Class C	1.85%		1.87%	1.87%		1.87	%(2)	—
High Income Bond Fund Class R3	1.35%		1.37%	1.37%		1.37	%(2)	—
Municipal Intermediate Bond Fund Investor Class	.65%		.65%	.65%		.65%		.66%
Municipal Intermediate Bond Fund Institutional Class	.50%		.50%	.50	%(5)	—		—
Municipal Intermediate Bond Fund Class A	.87%		.87%	.87	%(5)	—		—
Municipal Intermediate Bond Fund Class C	1.62%		1.62%	1.62	%(5)	—		—
Short Duration Bond Fund Investor Class	.70%		.71%	.70%		.70%		.70%
Short Duration Bond Fund Trust Class	.80%		.80%	.80%		.80%		.80%
Short Duration Bond Fund Institutional Class	.51%		.51%	.50	%(5)	—		—
Short Duration Bond Fund Class A	.88%		.87%	.87	%(5)	—		—
Short Duration Bond Fund Class C	1.63%		1.62%	1.62	%(5)	—		—
Short Duration High Income Fund Institutional Class	.71	%(6)	—	—		—		—
Short Duration High Income Fund Class A	1.02	%(6)	—	—		—		—
Short Duration High Income Fund Class B	1.60	%(6)	—	—		—		—

Notes to Financial Highlights (cont'd)

	Year Ended October 31,
	2012	2011	2010	2009	2008
Strategic Income Fund Trust Class	1.10%	1.10%	1.10%	1.10%	1.15%
Strategic Income Fund Institutional Class	.75%	.75%	.75%	.75%	.84%
Strategic Income Fund Class A	1.15%	1.15%	1.15%	1.15%	1.21	%(1)
Strategic Income Fund Class C	1.85%	1.85%	1.85%	1.85%	1.91	%(1)

(1)	Period from December 20, 2007 to October 31, 2008.

(2)	Period from May 27, 2009 to October 31, 2009.

(3)	Period from December 29, 2009 to October 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(4)	Period from December 30, 2009 to October 31, 2010. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

(5)	Period from June 21, 2010 to October 31, 2010.

(6)	Period from September 28, 2012 to October 31, 2012. Organization expense, which is a non-recurring expense, is included in ratios on a non-annualized basis.

§	After reimbursement of expenses previously paid by Management. Had the Fund not made such reimbursements, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2012	2011	2010
High Income Bond Fund Investor Class	—	—	.93%
High Income Bond Fund Institutional Class	—	.72%	—
High Income Bond Fund Class A	—	1.11%	—
High Income Bond Fund Class C	1.84%	—	—
High Income Bond Fund Class R3	1.33%	1.36%	—

^	The date investment operations commenced.

*	Annualized.

**	Not annualized.

@	Calculated based on the average number of shares outstanding during each fiscal period.

^^
Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2008 for Core Bond and Strategic Income (Class A and C), for the year ended October 31, 2009 for High Income (Institutional Class, Class A, Class C and Class R3) and for the year ended October 31, 2010 for Municipal Intermediate Bond and Short Duration (Institutional Class, Class A and Class C).

a
The portfolio turnover rates not including mortgage dollar roll transactions were 162%, 115%, 112%, 238% and 104% for the years ended October 31, 2012, 2011, 2010, 2009 and 2008 for Core Bond and 157%, 122%, 152%, 182%, and 145% for years ended October 31, 2012, 2011, 2010, 2009 and 2008 for Strategic Income, respectively.

ø	Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund, four of the series constituting the Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund as of October 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2012

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Income Funds

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Core Bond Fund, the Neuberger Berman Floating Rate Income Fund and the Neuberger Berman Short Duration High Income Fund, each a series of the Neuberger Berman Income Funds (the "Trust"), including the schedules of investments, as of October 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to Neuberger Berman Short Duration High Income Fund, for the period September 28, 2012 to October 31, 2012 ), and the financial highlights for each of the five years in the period then ended (with respect to Neuberger Berman Floating Rate Income Fund, for the two years in the period then ended and for the period December 29, 2009 to October 31, 2010, and with respect to Neuberger Berman Short Duration High Income Fund, for the period September 28, 2012 to October 31, 2012). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Income Funds, as of October 31, 2012, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 21, 2012

Directory

Investment Manager, Administrator and Distributor
Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Support Services 800.366.6264

For Trust Class and Institutional Class Shareholders Address correspondence to:
Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services 800.366.6264

Sub-Adviser Neuberger Berman Fixed Income LLC 190 South LaSalle Street Chicago, IL 60603	Legal Counsel K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Custodian and Shareholder Servicing Agent State Street Bank and Trust Company 2 Avenue de Lafayette Boston, MA 02111	Independent Registered Public Accounting Firms Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

For Investor Class Shareholders Address correspondence to: Neuberger Berman Funds Boston Service Center P.O. Box 8403 Boston, MA 02266-8403 800.877.9700 or 212.476.8800	Tait, Weller & Baker LLP 1818 Market Street Suite 2400 Philadelphia, PA 19103

For Class A, Class C and Class R3 Shareholders: Please contact your investment provider

Trustees and Officers

The following tables set forth information concerning the trustees ("Trustees") and officers ("Officers") of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBFI. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Independent Fund Trustees

Faith Colish (1935)	Trustee since 2000	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	50	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; Chief Operating and Financial Officer, Hopewell Holdings LLC/ Amwell Holdings, LLC (a holding company for investments in the healthcare sector), since 2003; formerly, Consultant, Resources Connection (temporary staffing), 2002 to 2006.	50
Director, American Water (water utility), since 2003; Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; Director, Allianz Life of New York (insurance), since 2005; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	50
Director, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2010; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since 2000	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	50
Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Faculty Member, Columbia University School of International Policy and Administration, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	50	Formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Jack L. Rivkin (1940)	Trustee since 2002; President from 2002 to 2008
Formerly, Executive Vice President and Chief Investment Officer, Neuberger Berman Holdings LLC (holding company), 2002 to August 2008 and 2003 to August 2008, respectively; formerly, Managing Director and Chief Investment Officer, Neuberger, December 2005 to August 2008 and 2003 to August 2008, respectively; formerly, Executive Vice President, Neuberger, December 2002 to 2005; formerly, Director and Chairman, Management, December 2002 to August 2008; formerly, Executive Vice President, Citigroup Investments, Inc., September 1995 to February 2002; formerly, Executive Vice President, Citigroup Inc., September 1995 to February 2002.

			50
Director, Idealab (private company), since 2009; Director, Distributed World Power (private company), since 2009; Director, Dale Carnegie and Associates, Inc. (private company), since 1999; Director, Solbright, Inc. (private company), since 1998; Director, SA Agricultural Fund, since 2009; Chairman and Director, Essential Brands (consumer products) since 2008; formerly, Director, New York Society of Security Analysts, 2006 to 2008.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	50
Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Candace L. Straight (1947)	Trustee since 1993	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to December 2003.	50
Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since 2000	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	50	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Fund Trustees who are "Interested Persons"

Joseph V. Amato* (1962)	Trustee since 2009
President and Director, NBG since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer, Neuberger, since 2009; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, NBFI, since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.
50
Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from 2000 to 2008	Managing Director, Neuberger, since 2007; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008; Managing Director, NBFI, since 2009.	50	Director, Staten Island Mental Health Society, since 2008; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the Trust's Trust Instrument, each of these Fund Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management and/or its affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Andrew B. Allard (1961)	Anti-Money Laundering Compliance Officer since 2002
Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Anti-Money Laundering Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Secretary, nine registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005 and one since 2006).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Vice President, Neuberger, since 2009; Employee, Management, since 2003; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2011).

Maxine L. Gerson (1950)	Executive Vice President since 2008 and Chief Legal Officer since 2005 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
Managing Director, Neuberger, since 2009, and Deputy General Counsel and Assistant Secretary, Neuberger, since 2001; Managing Director, Management, since 2009, and Secretary and General Counsel, Management, since 2004; formerly, Senior Vice President, Neuberger, 2002 to 2009; formerly, Senior Vice President, Management, 2006 to 2009; Executive Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Sheila R. James (1965)	Assistant Secretary since 2002
Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005 and one since 2006).

Brian Kerrane (1969)	Vice President since 2008
Senior Vice President, Neuberger, since 2006; formerly, Vice President, Neuberger, 2002 to 2006; Vice President, Management, since 2008 and Employee since 1991; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Kevin Lyons (1955)	Assistant Secretary since 2003
Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management 1993 to 1999; Assistant Secretary, nine registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005 and one since 2006).

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Senior Vice President, Neuberger, since 2007; formerly, Vice President, Neuberger, 2004 to 2006; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006).

Neil S. Siegel (1967)	Vice President since 2008
Managing Director, Management, since 2008; Managing Director, Neuberger, since 2006; formerly, Senior Vice President, Neuberger, 2004 to 2006; Vice President, nine registered investment companies for which Management acts as investment manager and administrator (nine since 2008).

Chamaine Williams (1971)	Chief Compliance Officer since 2005
Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, nine registered investment companies for which Management acts as investment manager and administrator (eight since 2005 and one since 2006); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)
Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Notice to Shareholders

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2012. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements

Core Bond	7.0%	0.6%	18.0%	0.0%
Floating Rate Income	0.0	0.0	0.0	0.0
High Income	0.0	0.0	0.0	0.0
Short Duration	8.0	0.0	9.6	0.0
Short Duration High Income	0.0	0.0	0.0	0.0
Strategic Income	3.4	0.6	7.7	0.0

For the fiscal period ended October 31, 2012 the percentages representing the portion of distributions from net investment income, which are exempt from federal tax, other than alternative minimum tax are as follows:

Municipal Intermediate Bond	100.00%

For the fiscal period ended October 31, 2012, the maximum amount of ordinary income distribution that is designated as qualified interest income, pursuant to the American Jobs Creation Act of 2004, is as follows:

	Ordinary Income	Short-Term Capital Gains

Core Bond	$7,074,531	$3,481,909
High Income	182,226,627	3,104,940
Strategic Income	30,027,805	3,656,374

In January 2013, you will receive information to be used in filing your 2012 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2012. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Core Bond, High Income, Municipal Intermediate Bond and Strategic Income designate $1,267,893, $16,394,086, $580,339 and $2,639,229, respectively, as a capital gain distribution.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on October 25, 2012, the Board of Trustees of Neuberger Berman Income Funds ("Board"), including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Income Funds ("Independent Fund Trustees"), approved the continuance of the Management and Sub-Advisory Agreements ("Agreements") for each of Neuberger Berman Core Bond Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund and Neuberger Berman Strategic Income Fund (each a "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management in response to questions submitted by counsel for the Independent Fund Trustees, and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Funds. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over three regular meetings of the Board to ensure that Management and Neuberger Berman Fixed Income LLC ("NBFI") have time to respond to any questions the Independent Fund Trustees may have on their initial review of the report and that the Independent Fund Trustees have time to consider those responses. One of those meetings was devoted primarily to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the performance of each Fund compared to a relevant market index and a peer group of investment companies; (3) the costs of the services provided and profits or losses realized by Management and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of investors in each Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of each Fund and the experience and staffing of the portfolio management personnel of Management and NBFI who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions by Management. The Board's Portfolio Transactions and Pricing Committee from time to time reviewed the quality of the execution services that Management had provided. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant reported compliance problems. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it.

The Board considered the performance of each Fund relative to its benchmark and the average performance of composite peer groups of investment companies pursuing broadly similar strategies. The Board also reviewed during the period performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. In the case of those Funds that had underperformed their peer groups and/or relevant market indices, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's resources and responsiveness with respect to the Funds that experienced lagging performance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds.

The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund and the voluntary waiver of a portion of the management fee by Management for Neuberger Berman Core Bond Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board considered whether there were other funds that were advised or sub-advised by Management or its affiliates or separate accounts managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. The Board compared the fees charged to each Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and any such funds and/or separate accounts and determined that the differences in fees were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to each Fund were reasonable in comparison with the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also carefully examined Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's level of profitability was not excessive.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of underperforming Funds, that it retained confidence in Management's and NBFI's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund.

Board Consideration of the Management and Sub-Advisory Agreements

At a meeting held on April 19, 2012, the Board of Trustees of Neuberger Berman Income Funds ("Board"), including the Trustees who are not "interested persons" of Management (including its affiliates) or Neuberger Berman Income Funds ("Independent Fund Trustees"), approved the Management and Sub-Advisory Agreements ("Agreements") for Neuberger Berman Short Duration High Income Fund (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed materials furnished by Management and met with senior representatives of Management regarding their personnel, operations and financial conditions as they relate to the Fund. The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management.

The Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered the following factors, among others, in connection with its approval of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger Berman Fixed Income LLC ("NBFI"); (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

With respect to the nature, extent and quality of the services provided, the Board considered the experience and staffing of the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. In addition, the Board noted the positive compliance history of Management and NBFI, as each firm has been free of significant compliance problems. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from time to time, some of them a result of developments in the broader fund industry or the regulations governing it.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund.

The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of broadly comparable funds. In addition, the Board considered the contractual limits on the Fund's expenses undertaken by Management for the Fund. The Board also evaluated any anticipated economies of scale in relation to the services Management provides to the Fund, noting that it may be too soon to have a sense about economies at the start up phase of a fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the expected costs of providing the investment advisory services and the expected benefits accruing to the Fund.

This page has been left blank intentionally

This page has been left blank intentionally

Investment manager: Neuberger Berman Management LLC
Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

H0648 12/12

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 4, 2012).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss, George Morriss and Candace Straight. Ms. Goss, Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The financial information provided below is that of the Registrant, Neuberger Berman Income Funds.  This N-CSR relates only to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Short Duration High Income Fund and Neuberger Berman Strategic Income Fund (collectively, the “Funds”).  Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund and Neuberger Berman Short Duration High Income Fund.  Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to all other series of the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $161,450 and $185,950 for the fiscal years ended 2011 and 2012, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $47,650 and $77,300 for the fiscal years ended 2011 and 2012, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $39,200 and $41,600 for the fiscal years ended 2011 and 2012, respectively.  The nature of the services provided were tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $7,050 and $12,000 for the fiscal years ended 2011 and 2012, respectively.  The nature of the services provided were tax compliance, tax advice and tax planning. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2011 and 2012, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures

(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $39,200 and $41,600 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $7,050 and $12,000 for the fiscal years ended 2011 and 2012, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2011 and 2012, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and

Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 4, 2012).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN INCOME FUNDS

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:	January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer

Date:	January 3, 2013

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:	January 3, 2013